United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-8042

(Investment Company Act File Number)

Federated Insurance Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 12/31/13

Date of Reporting Period: 12/31/13

Item 1. Reports to Stockholders

Annual Shareholder Report
December 31, 2013
Share Class
Primary
Service

Federated Managed Tail Risk Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2013 through December 31, 2013. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Managed Tail Risk Fund II (the “Fund”), based on net asset value, for the 12-month reporting period ended December 31, 2013, was 16.45% for the Primary Shares and 16.11% for the Service Shares. The total returns of the S&P 500 Index (S&P 500)1 and the Barclays U.S. Aggregate Bond Index (BAB)2 were 32.39% and -2.02%, respectively. Weighting these benchmarks (60% S&P 500 and 40% BAB), the blended benchmark (Blended Index)3 was 17.57%. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
Effective February 15, 2013, Federated Capital Appreciation Fund II was renamed Federated Managed Tail Risk Fund II. In addition to the name change, the Fund's investment strategy was modified to include a broad-based asset allocation strategy as well as the use of a volatility overlay strategy to be selectively employed during periods of historically high volatility in an attempt to minimize downside risk.
From January 1, 2013 through February 15, 2013, the Fund's return was 8.16% for the Primary Shares and 8.15% for the Service Shares, compared to the Fund's broad-based securities market index, the S&P 500, which returned 6.86%. During this period, the Fund outperformed the S&P 500. This outperformance was driven by security selection, with the largest positive contributors being overweight in Goldman Sachs, Transocean, D. R. Horton, Las Vegas Sands and MetLife.
From February 15, 2013 to December 31, 2013, the period following the transition, the Fund's return was 7.66% for the Primary Shares and 7.36% for the Service Shares, underperforming the Fund's Blended Index which returned 13.25%. During this period, the major contributors to relative Fund performance were: (a) the Fund's targeted neutral asset allocation; (b) tactical moves relative to these neutral points; and (c) the performance of the underlying funds.
The following discussion will focus on the performance of the Fund's Primary Shares.
MARKET OVERVIEW
In equities, the 12-month reporting period was marked by signs of a steadily improving domestic economy, fueled by continued stimulus from Federal Reserve (the Fed) and solid company earnings. In terms of fixed income however, 2013 proved challenging based on realized fears that the Fed would begin tapering and cut back its bond buying program. The U.S. economy outperformed those of other regions, with the result that U.S. domestic equities provided a superior return to that of most other regions.
A 60/40 blend of U.S. stocks and bonds as measured by the Fund's Blended Index rose 17.57% during the 12-month period. This was driven by the outstanding return of domestic stocks in 2013, with the S&P 500 generating a return of 32.39%, the best year for the market since 1997. Other asset classes did not fare so well for the year. The total return of emerging market equities, as measured by the MSCI Emerging Markets Index,4 was -2.60%, dragging down the return of international markets as a whole, as measured by the MSCI All Country World ex-USA Index,5 which rose 15.30% in dollar terms. Bonds, as measured by the BAB, declined -2.02%. The total return of U.S. Treasury Inflation-Protected Bonds (TIPS), as measured by the Barclays U.S. TIPS Index,6 was -8.61%, while the total return of commodities, as measured by the return of the DBIQ Optimum Yield Diversified Commodity Index,7 was -6.55% during the reporting period.
Market volatility was benign during the year, with the VIX, a measure of implied forward volatility of the S&P 500, only once rising above its five-year median, in the beginning of the fourth quarter.
NEUTRAL ASSET ALLOCATION
The neutral allocation, which is intended to provide resilience in down markets, had significantly lower weight in U.S. domestic equities than the Blended Index, being diversified into international8 equities and commodities, each of which had a significantly lower relative return. Also, the fixed-income portion of the portfolio had significant allocations to TIPS, which underperformed bonds in general. Finally, the Fund kept a substantial weight in cash-like instruments to add additional protection. These aspects of the diversified mix negatively affected Fund performance during the post-transition period.
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1

TACTICAL ALLOCATION
The Fund overweighted equities and underweighted fixed income and commodities, which added value during the post-transition period. The Fund typically uses a short S&P futures overlay to reduce Fund risk in markets with unusually high volatility; however, because of the calm conditions, no short S&P 500 futures overlay was required during the reporting period.9
Security Selection
The low beta of the Federated Strategic Value Dividend Fund and the emerging markets overweight of the Federated InterContinental Fund, both underlying funds in which the Fund invests, reduced the benefit of the tactical allocation during the post-transition period.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500 Index.
2	The BAB is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities. The index is unmanaged, and it is not possible to invest directly in an index.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests.
4	The MSCI Emerging Markets Index captures large- and mid-cap representation across 21 Emerging Markets (EM) countries. With 824 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. As of November 2013, the MSCI Emerging Markets Index consisted of the following country indices: Brazil, Chile, Colombia, Mexico, Peru, Czech Republic, Egypt, Greece, Hungary, Poland, Russia, South Africa, Turkey, China, India, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand. The index is unmanaged, and it is not possible to invest directly in an index.
5	The MSCI ACWI ex USA captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the United States) and 21 emerging markets countries. With 1,826 constituents, the index covers approximately 85% of the global equity opportunity set outside the United States. The index is unmanaged, and it is not possible to invest directly in an index.
6	The Barclays U.S. TIPS Index represents a market index made up of U.S. TIPS. The index is unmanaged, and it is not possible to invest directly in an index.
7	The DBIQ Optimum Yield Diversified Commodity Index is based on 14 commodities drawn from the energy, precious metals, industrial metals and agriculture sectors. The index is unmanaged, and it is not possible to invest directly in an index.
8	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
9	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional instruments.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Managed Tail Risk Fund II from December 31, 2003 to December 31, 2013, compared to the Standard & Poor's 500 Index (S&P 500),2 and a blended index comprised of 60% Standard & Poor's 500 Index/40% Barclays U.S. Aggregate Bond Index (Blended Index).2
Average Annual Total Returns for the Period Ended 12/31/2013
Share Class	1 Year	5 Years	10 Years
Primary Shares	16.45%	9.29%	4.41%
Service Shares	16.11%	9.09%	4.16%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
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Growth of a $10,000 Investment–PRIMARY SHARES
Growth of $10,000 as of December 31, 2013
Growth of a $10,000 Investment–SERVICE SHARES
Growth of $10,000 as of December 31, 2013
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index or average.
2	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Barclays U.S. Aggregate Bond index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities. The indexes are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
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Portfolio of Investments Summary Table (unaudited)
At December 31, 2013, the Fund's portfolio composition1 was as follows:
Sector	Percentage of Total Net Assets
Securities Sold Short	(2.9)%
Derivative Contracts—Short (notional value)[2]	(1.5)%
Domestic Equity Securities	37.7%
International Equity Securities	25.8%
U.S. Treasury Securities	11.1%
Trade Finance Agreements	7.6%
Domestic Fixed-Income Securities	3.7%
International Fixed-Income Securities	1.6%
U.S. Government Agency Mortgage-Backed Securities	1.5%
U.S. Government Agency Securities	0.4%
Foreign Governments/Agencies	0.3%
Non-Agency Mortgage-Backed Securities	0.3%
Asset-Backed Securities	0.1%
Floating Rate Loan[3]	0.0%
Adjustment for Derivative Contracts (notional value)[2]	1.4%
Derivative Contracts[3,4]	(0.0)%
Other Security Types[5]	2.0%
Cash Equivalents[6]	8.4%
Other Assets and Liabilities—Net[7]	2.5%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Represents the notional value of S&P 500 futures contracts held by the Federated Prudent Bear Fund.
3	Represents less than 0.1%.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Other Security Types consist of exchange-traded funds and purchased put options.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
December 31, 2013
Shares or Principal Amount			Value
		INVESTMENT COMPANIES—91.2%[1]
22,938		Emerging Markets Fixed Income Core Fund	$762,574
767,853		Federated Clover Small Value Fund, Institutional Shares	19,941,131
2,596,500		Federated Equity Income Fund, Inc., Institutional Shares	61,952,489
918,379		Federated Inflation-Protected Securities Core Fund	9,679,719
605,828		Federated InterContinental Fund, Institutional Shares	32,720,795
663,449		Federated Intermediate Corporate Bond Fund, Institutional Shares	6,289,500
357,898		Federated Mortgage Core Portfolio	3,475,190
1,618,369		Federated Project and Trade Finance Core Fund	15,665,814
3,599,066		Federated Prudent Bear Fund, Institutional Shares	9,609,506
178,067		Federated U.S. Gov't Securities Fund: 2-5 Years, Institutional Shares	1,971,204
281,058		High Yield Bond Portfolio	1,860,605
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $160,528,928)	163,928,527
		CORPORATE BONDS—0.2%
25,000		Advance Auto Parts, Inc., 4.500%, 12/01/2023	24,997
60,000		Altria Group, Inc., Sr. Unsecd. Note, 4.000%, 01/31/2024	58,666
22,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 03/01/2023	21,116
50,000	[2,3]	Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 09/16/2023	50,250
40,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 02/01/2024	40,621
50,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.250%, 06/15/2022	47,935
50,000		ProLogis LP, Sr. Unsecd. Note, 3.350%, 02/01/2021	48,570
125,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.150%, 09/15/2023	134,257
		TOTAL CORPORATE BONDS (IDENTIFIED COST $420,020)	426,412
		EXCHANGE-TRADED FUND—2.0%
137,804	[4]	PowerShares DB Commodity Index Tracking Fund (IDENTIFIED COST $3,894,851)	3,534,673
		REPURCHASE AGREEMENT—6.7%
11,990,000		Interest in $2,925,000,000 joint repurchase agreement 0.01%, dated 12/31/2013 under which Bank of America, N.A. will repurchase securities provided as collateral for $2,925,001,625 on 1/2/2014. The securities provided as collateral at the end of the period held with The Bank of New York Mellon, tri-party agent, were U.S. Government Agency securities with various maturities to 7/1/2042 and the market value of those underlying securities was $2,984,875,845. (AT COST)	11,990,000
		TOTAL INVESTMENTS—100.1% (IDENTIFIED COST $176,833,799)[5]	179,879,612
		OTHER ASSETS AND LIABILITIES - NET—(0.1)%[6]	(120,752)
		TOTAL NET ASSETS—100%	$179,758,860
At December 31, 2013, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
[4]United States Ultra Bond Long Futures	6	$817,500	March 2014	$(11,499)
Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Affiliated holdings.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2013, this restricted security amounted to $50,250, which represented 0.0% of total net assets.
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6

3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2013, this liquid restricted security amounted to $50,250, which represented 0.0% of total net assets.
4	Non-income-producing security.
5	The cost of investments for federal tax purposes amounts to $176,822,296.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2013.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Certain Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Investment Companies[1]	$148,262,713	$15,665,814	$—	$163,928,527
Corporate Bonds	—	426,412	—	426,412
Exchange-Traded Fund	3,534,673	—	—	3,534,673
Repurchase Agreement	—	11,990,000	—	11,990,000
TOTAL SECURITIES	$151,797,386	$28,082,226	$—	$179,879,612
OTHER FINANCIAL INSTRUMENTS[2]	$(11,499)	$—	$—	$(11,499)
1	Emerging Markets Fixed Income Core Fund, Federated Inflation-Protected Securities Core Fund, Federated Mortgage Core Portfolio, High Yield Bond Portfolio and Federated Project and Trade Finance Core Fund are affiliated holdings offered only to registered investment companies and other accredited investors.
2	Other financial instruments include futures contracts.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$6.25	$6.02	$6.40	$5.72	$5.10
Income From Investment Operations:
Net investment income	0.11[1]	0.07	0.04	0.04	0.05[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.91	0.54	(0.38)	0.70	0.63
TOTAL FROM INVESTMENT OPERATIONS	1.02	0.61	(0.34)	0.74	0.68
Less Distributions:
Distributions from net investment income	(0.07)	(0.03)	(0.04)	(0.06)	(0.06)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.14)	(0.35)	—	—	—
TOTAL DISTRIBUTIONS	(0.21)	(0.38)	(0.04)	(0.06)	(0.06)
Net Asset Value, End of Period	$7.06	$6.25	$6.02	$6.40	$5.72
Total Return[2]	16.45%	10.17%	(5.29)%	13.07%	13.48%
Ratios to Average Net Assets:
Net expenses	0.50%	1.04%[3]	1.13%[3]	1.18%[3]	1.18%[3]
Net investment income	1.62%	0.99%	0.86%	0.67%	0.97%
Expense waiver/reimbursement[4]	0.53%	0.01%	0.03%	0.17%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$169,658	$165,598	$176,315	$72,320	$60,961
Portfolio turnover	137%	103%	229%	260%	274%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or inconnection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios were 1.04%, 1.13%, 1.18% and 1.12% for the years ended December 31, 2012, 2011, 2010 and 2009, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$6.26	$6.02	$6.40	$5.71	$5.08
Income From Investment Operations:
Net investment income	0.14[1]	0.06	0.04	0.02	0.03[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	0.86	0.55	(0.39)	0.72	0.64
TOTAL FROM INVESTMENT OPERATIONS	1.00	0.61	(0.35)	0.74	0.67
Less Distributions:
Distributions from net investment income	(0.05)	(0.02)	(0.03)	(0.05)	(0.04)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.14)	(0.35)	—	—	—
TOTAL DISTRIBUTIONS	(0.19)	(0.37)	(0.03)	(0.05)	(0.04)
Net Asset Value, End of Period	$7.07	$6.26	$6.02	$6.40	$5.71
Total Return[2]	16.11%	10.03%	(5.51)%	13.01%	13.27%
Ratios to Average Net Assets:
Net expenses	0.75%	1.29%[3]	1.40%[3]	1.43%[3]	1.43%[3]
Net investment income	2.01%	0.73%	0.42%	0.45%	0.68%
Expense waiver/reimbursement[4]	0.54%	0.01%	0.03%	0.18%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$10,101	$4,146	$4,781	$7,296	$4,756
Portfolio turnover	137%	103%	229%	260%	274%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or inconnection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios were 1.29%, 1.40%, 1.43% and 1.37% for the years ended December 31, 2012, 2011, 2010 and 2009, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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Statement of Assets and Liabilities
December 31, 2013
Assets:
Total investment in securities, at value including $163,928,527 of investment in affiliated holdings (Note 5) (identified cost $176,833,799)		$179,879,612
Cash		111,014
Cash denominated in foreign currencies (identified cost $57)		57
Restricted cash (Note 2)		22,950
Income receivable		4,419
Receivable for shares sold		273,606
TOTAL ASSETS		180,291,658
Liabilities:
Payable for investments purchased	$71,999
Payable for shares redeemed	389,623
Payable for daily variation margin	4,875
Payable for Directors'/Trustees' fees (Note 5)	289
Payable for auditing fees	25,000
Payable for distribution services fee (Note 5)	1,609
Payable for printing and postage	18,895
Accrued expenses (Note 5)	20,508
TOTAL LIABILITIES		532,798
Net assets for 25,445,603 shares outstanding		$179,758,860
Net Assets Consist of:
Paid-in capital		$148,609,024
Net unrealized appreciation of investments and futures contracts		3,034,314
Accumulated net realized gain on investments, futures contracts and foreign currency transactions		24,812,357
Undistributed net investment income		3,303,165
TOTAL NET ASSETS		$179,758,860
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$169,657,890 ÷ 24,016,718 shares outstanding, no par value, unlimited shares authorized		$7.06
Service Shares:
$10,100,970 ÷ 1,428,885 shares outstanding, no par value, unlimited shares authorized		$7.07
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended December 31, 2013
Investment Income:
Dividends (including $3,366,510 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $230)		$3,723,773
Investment income allocated from affiliated partnership (Note 5)		35,354
Interest		11,227
TOTAL INCOME		3,770,354
Expenses:
Investment adviser fee (Note 5)	$1,403,891
Administrative fee (Note 5)	137,222
Custodian fees	10,360
Transfer agent fee	19,742
Directors'/Trustees' fees (Note 5)	2,073
Auditing fees	25,000
Legal fees	8,905
Portfolio accounting fees	59,777
Distribution services fee (Note 5)	11,678
Printing and postage	141,570
Insurance premiums (Note 5)	4,356
Miscellaneous (Note 5)	5,042
TOTAL EXPENSES	1,829,616
Waiver/reimbursement of investment adviser fee (Note 5)	(932,377)
Net expenses		897,239
Net investment income		2,873,115
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments (including realized gain of $4,258,133 on sales of investments in affiliated holdings (Note 5))		38,357,876
Net realized loss on futures contracts		(21,477)
Net realized loss on investments and foreign currency transactions allocated from affiliated partnership (Note 5)		(1,056)
Realized gain distribution from affiliated investment company shares (Note 5)		3,042,265
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		(17,397,359)
Net change in unrealized depreciation of futures contracts		(11,499)
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions		23,968,750
Change in net assets resulting from operations		$26,841,865
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended December 31	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,873,115	$1,777,759
Net realized gain on investments, including allocation from partnership, futures contracts and foreign currency transactions	41,377,608	8,552,414
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(17,408,858)	7,451,127
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	26,841,865	17,781,300
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(1,738,489)	(994,889)
Service Shares	(32,245)	(12,419)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions
Primary Shares	(3,555,556)	(10,132,142)
Service Shares	(90,122)	(282,145)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,416,412)	(11,421,595)
Share Transactions:
Proceeds from sale of shares	9,092,687	4,318,826
Net asset value of shares issued to shareholders in payment of distributions declared	5,416,412	11,421,595
Cost of shares redeemed	(25,919,266)	(33,452,791)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(11,410,167)	(17,712,370)
Change in net assets	10,015,286	(11,352,665)
Net Assets:
Beginning of period	169,743,574	181,096,239
End of period (including undistributed net investment income of $3,303,165 and $1,770,114, respectively)	$179,758,860	$169,743,574
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Notes to Financial Statements
December 31, 2013
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Managed Tail Risk Fund II (formerly, Federated Capital Appreciation Fund II) (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance polices and variable annuity contracts. The investment objective of the Fund is capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (“Adviser') and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
13

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund invests in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which is a limited partnership established under the laws of the state of Delaware. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Primary Shares and Service Shares may bear distribution services fees unique to those classes.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Annual Shareholder Report
14

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2013, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2013, tax years 2010 through 2013 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration, market and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $518,977 and $262,389, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At December 31, 2013, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Annual Shareholder Report
15

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin	$11,499*
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2013
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(21,477)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(11,499)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2013		2012
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	349,190	$2,368,858	612,502	$3,811,242
Shares issued to shareholders in payment of distributions declared	800,915	5,294,045	1,749,533	11,127,031
Shares redeemed	(3,617,118)	(24,434,809)	(5,159,421)	(31,874,303)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(2,467,013)	$(16,771,906)	(2,797,386)	$(16,936,030)
Year Ended December 31	2013		2012
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	965,815	$6,723,829	79,189	$507,584
Shares issued to shareholders in payment of distributions declared	18,457	122,367	46,242	294,564
Shares redeemed	(218,021)	(1,484,457)	(256,628)	(1,578,488)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	766,251	$5,361,739	(131,197)	$(776,340)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(1,700,762)	$(11,410,167)	(2,928,583)	$(17,712,370)
Annual Shareholder Report
16

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for partnership income, litigation payments, discount accretion/premium amortization on debt securities and short-term capital gain distributions from registered investment companies.
For the year ended December 31, 2013, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(11,174)	$430,670	$(419,496)
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2013 and 2012, was as follows:
	2013	2012
Ordinary income[1]	$1,770,734	$1,007,308
Long-term capital gain	$3,645,678	$10,414,287
1	For tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income[2]	$17,573,615
Undistributed long-term capital gains	$22,062,505
Net unrealized appreciation	$3,057,316
Capital loss carryforwards	$(11,543,600)
2	For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and partnership adjustments.
At December 31, 2013, the cost of investments for federal tax purposes was $176,822,296. The net unrealized appreciation of investments for federal tax purposes excluding: (a) any unrealized appreciation/depreciation resulting from the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities and (b) futures contracts was $3,057,316. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,525,987 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,468,671.
At December 31, 2013, the Fund had a capital loss carryforward of $11,543,600 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2016	$9,283,935	NA	$9,283,935
2017	$2,259,665	NA	$2,259,665
The Fund used capital loss carryforwards of $3,094,645 to offset capital gains realized during the year ended December 31, 2013.
Annual Shareholder Report
17

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Prior to June 24, 2013, the annual advisory fee was 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2013, the Adviser voluntarily waived $104,426 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2013, the fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year December 31, 2013, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$11,678
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2013, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2013, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Expense Limitation
Effective September 1, 2013, the Adviser and certain of its affiliates (which may include FSC and FAS) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and reimbursements) will not exceed 0.35% and 0.60% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) September 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2013, the Fund engaged in sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These sale transactions complied with Rule 17a-7 under the Act and amounted to $1,906,649.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund.
Annual Shareholder Report
18

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended December 31, 2013, the Adviser reimbursed $827,951. Transactions involving the affiliated holdings during the year ended December 31, 2013, were as follows:
	Balance of Shares Held 12/31/2012	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2013	Value	Dividend Income/ Allocated Investment Income	Capital Gain Distributions/ Allocated Net Realized Gain (Loss)
Emerging Markets Fixed Income Core Fund	—	36,036	(13,098)	22,938	$762,574	$35,354	$(1,056)
Federated Clover Small Value Fund, Institutional Shares	—	935,676	(167,823)	767,853	$19,941,131	$243,685	$938,636
Federated Equity Income Fund, Inc., Institutional Shares	—	2,727,307	(130,807)	2,596,500	$61,952,489	$458,981	$1,476,939
Federated Inflation-Protected Securities Core Fund	—	1,436,876	(518,497)	918,379	$9,679,719	$126,409	$—
Federated InterContinental Fund, Institutional Shares	—	734,414	(128,586)	605,828	$32,720,795	$483,795	$—
Federated Intermediate Corporate Bond Fund, Institutional Shares	—	865,654	(202,205)	663,449	$6,289,500	$252,061	$411,925
Federated Mortgage Core Portfolio	—	616,937	(259,039)	357,898	$3,475,190	$106,387	$—
Federated Project and Trade Finance Core Fund	—	1,618,369	—	1,618,369	$15,665,814	$598,224	$37,736
Federated Prudent Bear Fund, Institutional Shares	—	4,067,421	(468,355)	3,599,066	$9,609,506	$—	$—
Federated Strategic Value Dividend Fund, Institutional Shares	—	6,444,881	(6,444,881)	—	$—	$952,872	$138,567
Federated U.S. Gov't Securities Fund 2-5 Years, Institutional Shares	—	332,908	(154,841)	178,067	$1,971,204	$23,834	$16,539
High Yield Bond Portfolio	—	365,505	(84,447)	281,058	$1,860,605	$120,262	$21,923
TOTAL OF AFFILIATED TRANSACTIONS	—	20,181,984	(8,572,579)	11,609,405	$163,928,527	$3,401,864	$3,041,209
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2013, were as follows:
Purchases	$235,112,803
Sales	$228,258,667
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2013, there were no outstanding loans. During the year ended December 31, 2013, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2013, there were no outstanding loans. During the year ended December 31, 2013, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2013, the amount of long-term capital gains designated by the Fund was $3,645,678.
Of the ordinary income distributions made by the Fund during the year ended December 31, 2013, 99.97% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report
19

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED MANAGED TAIL RISK FUND I I:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Managed Tail Risk Fund II (the “Fund”), as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent, custodian, and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Tail Risk Fund II as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 14, 2014
Annual Shareholder Report
20

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,076.20	$2.04[2]
Service Shares	$1,000	$1,074.50	$3.35
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,023.24	$1.99[2]
Service Shares	$1,000	$1,021.98	$3.26
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:
Primary Shares	0.39%
Service Shares	0.64%
2	Actual and Hypothetical expenses paid during the period utilizing the Fund's Primary Shares current Fee Limit of 0.35% (as reflected in the Notes to Financial Statements, Note 5 under “Expense Limitation”), multiplied by the average account value over the period, multiplied by 184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $1.83 and $1.79, respectively.
Annual Shareholder Report
21

Shareholder Meeting Results (unaudited)
A Special Meeting of Shareholders of Federated Insurance Series (the “Trust”), of which the Fund is a portfolio, was held on October 28, 2013. On August 29, 2013, the record date for shareholders voting at the meeting, there were 314,271,313.125 total outstanding shares of the Trust.
The following item was considered by shareholders of the Trust and the results of their voting were as follows:
AGENDA ITEM
Proposal to elect certain Trustees of the Trust:1
Name	For	Withheld
John T. Collins	300,523,736.140	11,005,188.385
Maureen Lally-Green	300,308,651.177	11,220,273.348
Thomas M. O'Neill	300,886,250.634	10,642,673.891
P. Jerome Richey	300,662,760.971	10,866,163.554
1	The following Trustees continued their terms:
John F. Donahue, J. Christopher Donahue, Maureen Lally-Green (having been previously appointed by the Board), Peter E. Madden, Charles F. Mansfield, Jr., Thomas M. O'Neill (having been previously appointed by the Board), and John S. Walsh.
22

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
In Memoriam - John F. Cunningham, Independent Trustee
With deep sadness, Federated announces the passing of John F. Cunningham, who served as an independent member of the Board of the Federated Fund Family since 1999. Mr. Cunningham's savvy business acumen and incisive intellect made him a powerful force on the Federated Fund Board. He was an advocate for shareholders and a respected colleague within the Federated family. Mr. Cunningham enjoyed an outstanding career in technology, having served as President and in other Senior Executive positions with leading companies in the industry. Federated expresses gratitude to Mr. Cunningham for his fine contributions as a Board member, colleague and friend. He will be greatly missed.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Annual Shareholder Report
23

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: October 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
Annual Shareholder Report
24

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 President Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
25

Evaluation and Approval of Advisory Contract–May 2013
Federated Managed Tail Risk Fund II (the “Fund”)
(formerly, Federated Capital Appreciation Fund II)
    Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2013 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them
Annual Shareholder Report
26

(including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser, noting that the overall expense structure of the Fund, after waivers and expense reimbursements, was above the median of the relevant peer group, but the Board still was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant, though not conclusive in judging the reasonableness of proposed fees.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In this regard, the Senior Officer proposed, and the Board approved, a reduction in the contractual advisory fee of 10 basis points. This change more closely aligned the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers and was believed by both the Senior Officer and the Board to improve the market competitiveness of the Fund.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in arbitrarily allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate can dramatically alter the resulting estimate of cost and/or profitability of a fund. The allocation information was considered in the analysis by the Board but was determined to be of limited use.
Annual Shareholder Report
27

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive. The Board agreed with this assessment.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, other than the reduction in the contractual (or gross) advisory fee noted above, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
28

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.Federatedinvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.Federatedinvestors.com/FundInformation.
Annual Shareholder Report
29

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Managed Tail Risk Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916835
CUSIP 313916819
G00433-19 (2/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2013
Federated Managed Volatility Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2013 through December 31, 2013. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Managed Volatility Fund II (the “Fund”), based on net asset value, for the 12-month reporting period ended December 31, 2013, was 21.74%. For the same period, the Russell 1000® Value Index (R1000V) posted a total return of 32.53%, the Barclays High Yield 2% Issuer Capped Index (BHY2%ICI) returned 7.45%, the Barclays Mortgage-Backed Securities Index (BMB) returned -1.40% and the Barclays Emerging Market Bond Index (BEMB) returned -4.12%. Weighting these benchmarks (40% R1000V, 20% BHY2%ICI, 20% BMB and 20% BEMB), the blended benchmark (“Blended Index”)1 return for the period was 12.46%. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
The Fund's investment strategy focused on income-earning investments, specifically high-quality, dividend-paying stocks and fixed-income securities with high current yield through: (1) portfolio allocation; (2) sector and security selection for equities; and (3) sector and security selection for bonds, to achieve the Fund's primary income objective and secondary capital appreciation objective. These were the most significant factors affecting the Fund's performance relative to the Blended Index.
The Fund's total return of 21.74% consisted of 18.62% in price appreciation and 3.12% in reinvested dividends.
MARKET OVERVIEW
During the 12-month reporting period, global equity markets rallied to all-time highs on the back of gradually improving economic conditions and continued accommodative fiscal policies; however, this rally was not without pockets of increased volatility. In the early part of the reporting period, the market faced several headwinds, which were spurred by Washington politics, particularly the “fiscal cliff” (automatic spending cuts that were slated to occur at the beginning of 2013). The fiscal cliff was quickly resolved in the first week of 2013, when a temporary resolution of the U.S. debt ceiling was reached, and new hopes for a compromise on the sequestration emerged. By the middle of 2013, volatility once again began to increase on news that the U.S. Federal Reserve (the Fed) would begin to “taper” its quantitative easing and that China was entering a potential economic slowdown. Even with this global uncertainty, equity markets continued to push higher into the latter half of the year. In the fourth quarter of 2013, news from Washington, including a 16-day government shutdown and the Fed's long-awaited decision to begin tapering its quantitative easing program, dominated headlines. Despite these top stories, U.S. equities continued their rise and managed to reach all-time highs to close out the year.
The Standard & Poor's 500 Index2 (S&P 500) returned 32.39%, and the Nasdaq Composite Index3 returned 40.12% for the reporting period. In general, for the full fiscal year, growth stocks slightly outperformed value stocks while cyclical stocks outperformed defensive stocks. The S&P 500 Index's performance in the Consumer Discretionary, Health Care and Industrials sectors overshadowed weaker performance in the Telecom Services, Utilities and Energy sectors.
On the fixed-income side, interest rate movement varied over the 12-month reporting period, although interest rates were generally higher. Intermediate-term maturity yields rose 40-130 basis points while long-term maturities rose 100-130 basis points. As a result, the Treasury yield curve steepened considerably over the reporting period.4 A major influence that caused U.S. Treasury rates to rise were improving economic statistics and the Fed's announcement to taper back its buying of longer term Treasury securities and mortgage-backed securities (MBS). The 5-year Treasury yield rose 1.02% over the reporting period, ending at 1.74%.
PORTFOLIO ALLOCATION
During the reporting period, the Fund's portfolio was allocated between stocks and fixed-income securities in a manner reflecting the Fund's primary investment objective of income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund's ability to pay and maintain an attractive level of dividends;5 and (2) the expected relative total return of fixed-income securities and stocks. The allocation at the end of the reporting period on December 31, 2013, was 59.3% fixed-income securities, 33.1% stocks and 7.6% cash equivalents and other assets/liabilities.
SECTOR AND SECURITY SELECTION–EQUITY
The equity component of the portfolio contributed towards the Fund's current income objective; however, it underperformed its benchmark (R1000V) during the 12-month reporting period. The Fund's portfolio managers focused on realization of the Fund's income and total return objectives by purchasing and holding income-producing equity securities with favorable valuation levels. Relative to the Blended Index, both sector allocation and stock selection contributed negatively to the Fund's equity performance. Overweight positions (as compared with the R1000V) in the Telecom Services and Utilities sectors, an underweight position in the Information Technology sector and unfavorable stock selection in the Financials and Materials sectors all contributed negatively to Fund performance.
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During the reporting period, the Fund invested in S&P 500 futures contracts for volatility risk management purposes.6 The trading of these futures contracts not only served for volatility risk management, but also meaningfully added to the Fund's performance. In fact, for the reporting period, the performance of the Fund's S&P 500 futures contracts was the largest contributor to overall Fund performance and led to significant outperformance versus the Fund's Blended Index.
SECTOR AND SECURITY SELECTION–BONDS
Sector allocation and duration7 management were significant positive contributors to Fund performance, as the Fund maintained the vast majority of assets in a combination of high-yield8 and emerging-market9 bonds which were among the best performing sectors of all bond markets. The Fund kept overall interest rate sensitivity (or effective duration) well below that of the Blended Index in a period of rising interest rates. The Fund was overweight the high-yield sector by a considerable amount for the majority of the reporting period, while it was neutral to slightly overweight in emerging market bonds. The overall extra yield from these sectors and the portfolio's lower-quality bias helped Fund performance considerably. The Fund also maintained a minority position in high-quality investment-grade10 bonds (barely above 5% of the overall portfolio for much of the past 12 months), which hurt the overall total return of the portfolio but generated a considerable amount of income for the portfolio. The long-term, investment-grade corporate bonds in the portfolio deteriorated in price over the course of the year as long-term rates rose in 2013.
Overall, security selection was a moderate negative contributor to Fund performance, as the emerging market portion of the portfolio underperformed its benchmark (BEMB) by a large amount while the high-yield component outperformed its benchmark (BHY2%ICI) by a large amount, but not enough to offset the drag from emerging markets. Investment-grade corporates also did well and helped offset the drag from emerging markets. Mortgage-backed11 bond security selection outperformed the BMB but by a very modest amount, and commercial MBS selection was a drag on Fund performance. Futures short positions in Treasury note and bond contracts helped Fund performance by cushioning the impact of higher interest rates on the portfolio.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500 Index.
3	The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged, and it is not possible to invest directly in an index.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.
6	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional instruments.
7	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
8	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
9	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
10	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
11	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The Average Annual Total Return table below shows returns averaged over the stated periods. The graph below illustrates the hypothetical investment of $10,0001 in the Federated Managed Volatility Fund II from December 31, 2003 to December 31, 2013, compared to the Standard & Poor's 500 Index (S&P 500),2,3 the Russell 1000® Value Index (R1000V),3,4 both broad-based securities market indexes, and a blend of indexes comprised of 40% R1000V/20% Barclays Emerging Market Bond Index (BEMB)/20% Barclays High Yield 2% Issuer Capped Index (BHY2%ICI)/20% Barclays Mortgage-Backed Securities Index (BMB) (Blended Index).3,4
Average Annual Total Returns for the Period Ended 12/31/2013
1 Year	21.74%
5 Years	15.80%
10 Years	8.83%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
GROWTH of a $10,000 Investment
Growth of $10,000 as of December 31, 2013
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, R1000V and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.
2	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
3	The S&P 500, R1000V and the Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The R1000V is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The BEMB tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BHY2%ICI is an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BMB covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).
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Portfolio of Investments Summary Tables (unaudited)
At December 31, 2013, the Fund's portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets
Domestic Fixed-Income Securities	30.5%
Domestic Equity Securities	26.2%
International Fixed-Income Securities	19.8%
International Equity Securities	14.8%
U.S. Treasury Securities	2.6%
Derivative Contracts[2]	1.3%
Cash Equivalents[3]	7.4%
Other Assets and Liabilities—Net[4]	(2.6)%
TOTAL	100.0%
At December 31, 2013, the Fund's sector composition5 for its equity securities was as follows:
Sector Composition of Equity Holdings	Percentage of Equity Securities
Energy	20.1%
Consumer Discretionary	13.6%
Financials	13.6%
Industrials	13.2%
Utilities	11.3%
Health Care	8.2%
Consumer Staples	5.9%
Information Technology	5.8%
Telecommunication Services	5.7%
Materials	2.6%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
5	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
December 31, 2013
Shares or Principal Amount		Value
	COMMON STOCKS—29.5%
	Consumer Discretionary—2.1%
24,220	Corus Entertainment, Inc., Class B	$586,433
59,495	Gannett Co., Inc.	1,759,862
38,900	Garmin Ltd.	1,797,958
135,740	Regal Entertainment Group	2,640,143
49,450	Six Flags Entertainment Corp.	1,820,749
52,440	Staples, Inc.	833,272
	TOTAL	9,438,417
	Consumer Staples—2.4%
83,801	Altria Group, Inc.	3,217,120
11,630	Imperial Tobacco Group PLC	450,268
44,405	Lorillard, Inc.	2,250,446
36,213	Philip Morris International, Inc.	3,155,239
36,465	Reynolds American, Inc.	1,822,885
	TOTAL	10,895,958
	Energy—7.5%
30,943	ARC Resources Ltd.	861,365
57,640	BP PLC, ADR	2,801,880
47,565	Baytex Energy Corp.	1,864,539
69,947	Bonavista Energy Corp.	916,604
37,010	ConocoPhillips	2,614,757
73,610	Crescent Point Energy Corp.	2,858,473
34,910	ENI SpA, ADR	1,692,786
19,013	HollyFrontier Corp.	944,756
22,950	Kinder Morgan, Inc.	826,200
419,107	Pengrowth Energy Corp.	2,592,170
60,575	Royal Dutch Shell PLC	4,317,180
154,700	Ship Finance International Ltd.	2,533,986
96,413	Total SA, ADR	5,907,225
27,555	Transocean Ltd.	1,361,768
28,166	Vermilion Energy, Inc.	1,653,236
	TOTAL	33,746,925
	Financials—3.8%
98,220	Ares Capital Corp.	1,745,369
35,630	Bank of Montreal	2,375,096
118,840	Hospitality Properties Trust	3,212,245
32,515	Mercury General Corp.	1,616,321
156,900	Old Republic International Corp.	2,709,663
33,142	Progressive Corp. Ohio	903,782
112,165	Sun Life Financial Services of Canada	3,962,790
18,735	Validus Holdings Ltd.	754,833
1	Wintrust Financial Corp.	36
	TOTAL	17,280,135
	Health Care—3.4%
60,712	AstraZeneca Group PLC, ADR	3,604,471
22,525	GlaxoSmithKline PLC, ADR	1,202,610
42,900	Lilly (Eli) & Co.	2,187,900
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Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
63,089		Merck & Co., Inc.	$3,157,605
164,094		Pfizer, Inc.	5,026,199
		TOTAL	15,178,785
		Industrials—4.0%
25,895		BAE Systems PLC, ADR	758,465
37,050		Deluxe Corp.	1,933,639
54,545		Donnelley (R.R.) & Sons Co.	1,106,173
29,005		General Electric Co.	813,010
22,405		Lockheed Martin Corp.	3,330,727
41,235		Pitney Bowes, Inc.	960,775
32,510		Siemens AG, ADR	4,502,960
204,973	[1]	Swift Transportation Co.	4,552,449
		TOTAL	17,958,198
		Information Technology—1.5%
26,670		CA, Inc.	897,446
61,135		Cisco Systems, Inc.	1,372,481
21,170		Intel Corp.	549,573
6,510		KLA-Tencor Corp.	419,635
11,660		Lexmark International, Inc.	414,163
35,095		Microsoft Corp.	1,313,606
34,534		Seagate Technology	1,939,429
		TOTAL	6,906,333
		Materials—0.5%
26,787		LyondellBasell Industries NV, Class A	2,150,460
		Telecommunication Services—2.3%
35,064		AT&T, Inc.	1,232,850
36,330		BCE, Inc.	1,572,726
62,750		CenturyLink, Inc.	1,998,588
184,940		Frontier Communications Corp.	859,971
25,435		Verizon Communications	1,249,876
93,238		Vodafone Group PLC, ADR	3,665,186
		TOTAL	10,579,197
		Utilities—2.0%
79,475		Ameren Corp.	2,873,816
12,100		DTE Energy Co.	803,319
56,017		National Grid PLC, ADR	3,659,031
129,499		Northland Power, Inc.	1,887,168
		TOTAL	9,223,334
		TOTAL COMMON STOCKS (IDENTIFIED COST $112,893,787)	133,357,742
		PREFERRED STOCKS—11.4%
		Consumer Discretionary—3.5%
107,395	[2,3]	ANF, Issued by Royal Bank of Canada, ELN, 17.83%, 5/21/2014	3,484,968
85,374	[2,3]	BBY, Issued by Bank of America, ELN, 0.00%, 5/23/2014	3,442,706
37,255	[2,3]	GME, Issued By JPMorgan Chase & Co, ELN, 20.00%, 6/24/2014	1,830,711
46,789		Goodyear Tire & Rubber Co., Conv. Pfd., 5.875%, 4/1/2014, Annual Dividend $2.94	3,127,844
23,679	[2,3]	WHR, Issued by JPMorgan Chase & Co., ELN, 13.05%, 6/20/2014	3,697,239
		TOTAL	15,583,468
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Shares or Principal Amount			Value
		PREFERRED STOCKS—continued
		Energy—0.8%
58,313	[2,3]	TSO, Issued by Royal Bank of Canada, ELN, 17.50%, 5/21/2014	$3,410,727
		Financials—1.7%
750		Bank of America, Series L, Pfd,7.25%, 12/31/2049, Annual Dividend $72.50	795,750
84,809		Metlife, Inc., Conv. Pfd., 5.00%, 3/26/2014, Annual Dividend $1.25	2,674,876
18,300		New York Community Cap Trust V, Conv. Pfd, 6.00%, 11/01/2051, Annual Dividend $3.00	900,177
3,100		Wells Fargo Co., Series L, Pfd., 7.50%, 12/31/2049, Annual Dividend $75.00	3,425,500
		TOTAL	7,796,303
		Industrials—1.4%
51,900		Continental Finance Trust II, Conv. Pfd., 6.00%, 11/15/2030, Annual Dividend $3.00	2,538,720
59,231		United Technologies Corp, Conv. Pfd., 7.50%, 8/1/2015, Annual Dividend $3.75	3,877,853
		TOTAL	6,416,573
		Information Technology—0.8%
41,800		Unisys Corp., Conv. Pfd,, Conv. Pfd., 6.25%, 3/1/2014, Annual Dividend $6.25	3,732,322
		Materials—0.6%
103,005		ArcelorMittal, Conv. Bond, Pfd., Series MTUS, 6.00%, 1/15/2016, Annual Dividend $1.50	2,678,130
		Utilities—2.6%
67,765		AES Trust III, Conv. Pfd., 6.75%, 10/15/2029, Annual Dividend $3.38	3,400,448
49,275		Dominion Resources, Inc., Conv. Pfd., Series B, 6.00%, 7/1/2016, Annual Dividend $3.00	2,671,198
45,000		NextEra Energy, Inc., Conv. Pfd., 5.889%, 9/1/2015, Annual Dividend $2.94	2,548,350
58,700		PPL Corp., Conv. Pfd., 8.75%, 05/01/2014, Annual Dividend $4.38	3,104,056
		TOTAL	11,724,052
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $47,345,976)	51,341,575
		COMMERCIAL MORTGAGE-BACKED SECURITY—0.2%
		Agency Commercial Mortgage-Backed Security—0.2%
$1,050,000	[2,3]	FREMF Mortgage Trust 2013-K25, B, 3.742%, 11/25/2045 (IDENTIFIED COST $1,061,233)	963,509
		ADJUSTABLE RATE MORTGAGE—0.0%
23,574		Federal National Mortgage Association, 5.770%, 9/1/2037 (IDENTIFIED COST $23,743)	24,956
		ASSET-BACKED SECURITY—0.1%
225,000		Santander Drive Auto Receivables Trust 2013-1, D, 2.270%, 1/15/2019 (IDENTIFIED COST $224,972)	226,650
		COLLATERALIZED MORTGAGE OBLIGATIONS—2.2%
1,000,000		Citigroup Commercial Mortgage Trust 2013-GC11 B, 3.732%, 4/10/2046	946,601
370,000		Commercial Mortgage Pass-Through Certificates 2012-CR1 AM, 3.912%, 5/15/2045	368,086
585,000		Commercial Mortgage Pass-Through Certificates 2012-CR1 B, 4.612%, 5/15/2045	596,439
55,000		Commercial Mortgage Pass-Through Certificates 2012-LC4 B, 4.934%, 12/10/2044	57,863
1,050,000	[2,3]	Commercial Mortgage Trust 2013-CR8 B, 3.971%, 6/10/2046	1,014,094
1,000,000	[2,3]	DBUBS Mortgage Trust 2011-LC2A A4, 4.537%, 7/10/2044	1,068,827
771,970		Federal National Mortgage Association REMIC 2006-117 GF, 0.515%, 12/25/2036	770,507
631,667		Federal National Mortgage Association REMIC 2012-1 F, 0.615%, 2/25/2042	632,794
525,000		GS Mortgage Securities Corp. II 2012-GCJ7 AS, 4.085%, 5/10/2045	532,553
630,000		GS Mortgage Securities Corp. II 2012-GCJ7 B, 4.74%, 5/10/2045	651,541
1,000,000	[2,3]	JPMorgan Chase Commercial Mortgage Securities 2011-C3A A4, 4.717%, 2/15/2046	1,078,133
460,000		Morgan Stanley Capital I 2007-IQ16 AM, 6.093%, 12/12/2049	519,808
590,000	[2,3]	UBS-Barclays Commercial Mortgage Trust 2013-C6 B, 3.875%, 4/10/2046	565,367
1,000,000		UBS-Citigroup Commercial Mortgage Trust 2011-C1 A3, 3.595%, 1/10/2045	1,003,038
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $10,187,747)	9,805,651
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Shares or Principal Amount			Value
		CORPORATE BONDS—14.3%
		Aerospace/Defense—0.1%
$400,000		Embraer SA, Sr. Unsecd. Note, 5.150%, 6/15/2022	$401,000
		Automotive—0.4%
200,000		Hyundai Capital Services, Inc., Series REGS, 3.500%, 9/13/2017	206,849
900,000	[2,3]	Metalsa, Series 144A, 4.900%, 4/24/2023	821,250
700,000	[2,3]	NEMAK SA, Series 144A, 5.500%, 2/28/2023	687,750
		TOTAL	1,715,849
		Banking—1.3%
200,000	[2,3]	Banco Davivienda SA, Series 144A, 2.950%, 1/29/2018	193,500
100,000		Banco de Credito del Peru, Jr. Sub. Note, Series REGS, 9.750%, 11/06/2069	115,250
400,000		Banco Do Brasil SA, 3.875%, 10/10/2022	349,000
400,000	[2,3]	Banco Reservas Rep Domin, Series 144A, 7.000%, 2/01/2023	370,000
350,000		BBVA Banco Continental, Series REGS, 5.000%, 8/26/2022	350,875
300,000		Caixa Economica Federal, Series REGS, 2.375%, 11/06/2017	279,375
250,000		ICICI Bank Ltd., Series REGS, 5.750%, 11/16/2020	258,128
400,000		Korea Development Bank, Sr. Unsecd. Note, 3.500%, 8/22/2017	417,819
200,000		SBERBANK, Series REGS, 5.125%, 10/29/2022	192,000
400,000	[2,3]	Sberbank of Russia, Series 144A, 5.125%, 10/29/2022	384,000
300,000	[2,3]	Turkiye Garanti Bankasi A.S., Series 144A, 5.250%, 9/13/2022	269,550
200,000	[2,3]	Turkiye Is Bankasi (Isbank), Series 144A, 5.500%, 4/21/2019	198,840
200,000	[2,3]	Turkiye Vakiflar Bankasi T.A.O., Series 144A, 5.000%, 10/31/2018	195,600
800,000		VTB Bank OJSC, Series REGS, 6.000%, 4/12/2017	852,000
400,000		Vnesheconombank, Bank Guarantee, Series REGS, 6.800%, 11/22/2025	420,000
800,000	[2,3]	Vnesheconombank, Series 144A, 4.224%, 11/21/2018	805,000
200,000	[2,3]	Vnesheconombank, Sr. Unsecd. Note, Series 144A, 5.375%, 2/13/2017	213,760
200,000	[2,3]	Yapi ve Kredi Bankasi A.S., Series 144A, 5.250%, 12/03/2018	194,760
		TOTAL	6,059,457
		Beverage & Tobacco—0.2%
450,000		Ajecorp BV, Series REGS, 6.500%, 5/14/2022	448,875
300,000	[2,3]	Corp Lindley SA, Series 144A, 4.625%, 4/12/2023	277,500
		TOTAL	726,375
		Brewing—0.0%
250,000	[2,3]	Anadolu Efes Biracilik ve Malt Sanayii A.S., Series 144A, 3.375%, 11/01/2022	200,000
		Broadcast Radio & TV—0.3%
250,000		Grupo Televisa S.A., 6.625%, 3/18/2025	281,855
400,000		Grupo Televisa S.A., Sr. Note, 8.500%, 3/11/2032	505,062
200,000		Grupo Televisa S.A., Sr. Unsecd. Note, 6.625%, 1/15/2040	213,756
400,000		TV Azteca SA de CV, Series REGS, 7.500%, 5/25/2018	407,000
		TOTAL	1,407,673
		Building & Development—0.3%
400,000	[2,3]	Odebrecht SA, Company Guarantee, Series 144A, 7.500%, 9/29/2049	386,000
700,000	[2,3]	Odebrecht SA, Series 144A, 4.375%, 4/25/2025	612,500
200,000	[2,3]	Odebrecht SA, Series 144A, 5.125%, 6/26/2022	196,250
		TOTAL	1,194,750
		Building Materials—0.1%
250,000	[2,3]	Rearden G Holdings EINS GmbH, Company Guarantee, Series 144A, 7.875%, 3/30/2020	261,250
		Cable & Wireless Television—0.0%
150,000		Net Servicos de Comunicacao SA, Company Guarantee, 7.500%, 1/27/2020	164,250
		Chemicals—0.2%
1,096,000		Ashland, Inc., Conv. Bond, Series UNIT, 6.500%, 6/30/2029	956,260
Annual Shareholder Report
8

Shares or Principal Amount			Value
		CORPORATE BONDS—continued
		Chemicals & Plastics—0.4%
$700,000		ALPEK SA DE CV, Series REGS, 4.500%, 11/20/2022	$666,750
200,000	[2,3]	Braskem Finance Ltd., Company Guarantee, Series 144A, 5.750%, 4/15/2021	197,000
200,000		Braskem Finance Ltd., Series REGS, 5.750%, 4/15/2021	197,000
500,000	[2,3]	Mexichem SA de CV, Series 144A, 4.875%, 9/19/2022	491,250
300,000	[2,3]	PTT Global Chemical PCL, Series 144A, 4.250%, 9/19/2022	281,592
		TOTAL	1,833,592
		Communications - Telecom Wireless—0.0%
200,000		America Movil S.A.B. de C, Floating Rate Note—Sr. Note, 1.243%, 9/12/2016	202,208
		Communications - Telecom Wirelines—0.2%
700,000		Verizon Communications, Inc., Sr. Unsecd. Note, 6.550%, 9/15/2043	819,153
		Communications Equipment—0.2%
1,796,000		Liberty Media Group, Conv. Bond, 3.500%, 1/15/2031	978,640
		Conglomerates—0.2%
400,000		Hutch Whampoa Int. 12 Ltd., Series REGS, 6.00%, 5/29/2049	426,500
300,000		Voto-Votorantim O/S Trad, Series REGS, 6.625%, 9/25/2019	332,250
		TOTAL	758,750
		Consumer Non-Cyclical - Food/Beverage—0.1%
270,000	[2,3]	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 4.500%, 1/25/2022	268,037
		Consumer Non-Cyclical - Tobacco—0.2%
680,000		Lorillard Tobacco Co., Sr. Unsecd. Note, 7.000%, 8/04/2041	739,651
		Consumer Products—0.1%
350,000		Fomento Economico Mexicano, SA de C.V., 4.375%, 5/10/2043	289,504
		Farming & Agriculture—0.0%
200,000	[2,3]	Kazagro Natl Mgmt Hldng., Series 144A, 4.625%, 5/24/2023	184,400
		Finance—0.1%
300,000		Gruposura Finance, Company Guarantee, Series REGS, 5.700%, 5/18/2021	312,000
		Financial Institution - Banking—1.0%
150,000		Bank of America Corp., Sub. Note, 6.500%, 9/15/2037	158,945
1,500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.250%, 2/01/2041	1,728,975
850,000		J.P. Morgan Chase & Co., Sub. Note, 3.375%, 5/01/2023	792,478
650,000		Merrill Lynch & Co., Inc., Sub. Note, 7.750%, 5/14/2038	839,355
450,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 8/09/2026	520,321
475,000		Morgan Stanley, Sub. Note, 4.100%, 5/22/2023	459,839
		TOTAL	4,499,913
		Financial Institution - Brokerage—0.2%
400,000		Jefferies Group, Inc., Sr. Unsecd. Note, 6.250%, 1/15/2036	388,000
500,000		Jefferies Group, Inc., Sr. Unsecd. Note, 6.500%, 1/20/2043	495,893
200,000		Legg Mason, Inc., Sr. Unsecd. Note, 5.500%, 5/21/2019	218,922
		TOTAL	1,102,815
		Financial Institution - Finance Noncaptive—0.0%
100,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	103,500
		Financial Institution - Insurance - P&C—0.2%
500,000	[2,3]	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 8/15/2039	707,555
		Financial Intermediaries—0.2%
400,000		ADIB Capital Invest 1 Ltd, 6.375%, 10/29/2049	403,500
150,000	[2,3]	Banco Santander, S.A., Series 144A, 4.125%, 11/09/2022	141,750
150,000		Banco Santander, S.A., Series REGS, 4.125%, 11/09/2022	141,750
200,000		SASOL Financing Int., 4.500%, 11/14/2022	186,750
		TOTAL	873,750
Annual Shareholder Report
9

Shares or Principal Amount			Value
		CORPORATE BONDS—continued
		Food Products—0.2%
$600,000	[2,3]	BRF-Brasil Foods SA, Series 144A, 3.950%, 5/22/2023	$520,500
400,000		BRF-Brasil Foods SA, Series REGS, 3.950%, 5/22/2023	347,000
200,000	[2,3]	JBS Investments GmbH, Series 144A, 7.750%, 10/28/2020	203,000
		TOTAL	1,070,500
		Government Agency—0.2%
500,000		Banco Nacional de Desenvolvimento Economico e Social, Sr. Unsecd. Note, Series REGS, 5.500%, 7/12/2020	510,000
540,000		Export-Import Bank, Series EMTN, 4.000%, 8/07/2017	546,993
		TOTAL	1,056,993
		Marine—0.0%
125,000		Dryships, Inc., Conv. Bond, 5.000%, 12/01/2014	125,938
		Metals & Mining—0.8%
600,000		Alrosa Finance SA, Company Guarantee, Series REGS, 7.750%, 11/03/2020	668,100
211,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 5.125%, 8/01/2022	182,042
930,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 8.500%, 7/30/2020	964,968
200,000	[2,3]	Codelco, Inc., Series 144A, 3.000%, 7/17/2022	180,382
200,000		Codelco, Inc., Series REGS, 3.000%, 7/17/2022	180,381
200,000	[2,3]	Fresnillo PLC, Series 144A, 5.500%, 11/13/2023	195,000
200,000		Nord Gold NV, Series REGS, 6.375%, 5/07/2018	190,000
300,000	[2,3]	Polyus Gold International, Ltd., Series 144A, 5.625%, 4/29/2020	289,875
200,000	[2,3]	Samarco Mineracao SA, Series 144A, 5.750%, 10/24/2023	198,500
610,000		Vale Overseas Ltd., 6.875%, 11/21/2036	631,315
		TOTAL	3,680,563
		Oil & Gas—3.7%
200,000	[2,3]	Afren PLC, Series 144A, 6.625%, 12/09/2020	201,000
300,000	[2,3]	Alliance Oil Co., Ltd., Series 144A, 7.000%, 5/04/2020	291,000
300,000		CNOOC Finance 2013 Ltd., 3.000%, 5/09/2023	268,050
225,000		Ecopetrol SA, Note, 7.625%, 7/23/2019	267,750
300,000		Empresa Nacional del Petroleo, Note, Series REGS, 5.250%, 8/10/2020	310,308
500,000		Gaz Capital SA, Series REGS, 8.625%, 4/28/2034	592,500
900,000	[2,3]	Gazprom Neft, Series 144A, 6.000%, 11/27/2023	918,000
200,000		Gazprom Via Gaz Capital SA, Series REGS, 4.950%, 5/23/2016	212,800
250,000	[2,3]	Gazprom, Note, Series 144A, 8.625%, 4/28/2034	296,250
250,000	[2,3]	Gazprom, Series 144A, 4.950%, 7/19/2022	243,125
400,000	[2,3]	IPIC GMTN, Ltd., Company Guarantee, Series 144A, 5.000%, 11/15/2020	433,500
200,000		KazMunaiGaz Finance Sub B.V., Company Guarantee, Series REGS, 11.750%, 1/23/2015	220,000
500,000		KazMunaiGaz Finance Sub B.V., Series REGS, 6.375%, 4/09/2021	545,000
200,000	[2,3]	Kazmunaygas National Co., Series 144A, 4.400%, 4/30/2023	186,000
300,000	[2,3]	Lukoil International Finance BV, Series 144A, 3.416%, 4/24/2018	303,375
300,000	[2,3]	Lukoil International Finance BV, Series 144A, 4.563%, 4/24/2023	282,300
450,000		Lukoil, Company Guarantee, Series REGS, 6.125%, 11/09/2020	489,825
2,225,000		PDVSA, Company Guarantee, 5.375%, 4/12/2027	1,195,937
1,230,000		PDVSA, Company Guarantee, Series REGS, 8.500%, 11/02/2017	1,027,050
200,000	[2,3]	PTT Public Co. Ltd., Series 144A, 4.500%, 10/25/2042	155,405
600,000		PTTEP Canada Internation, Series REGS, 5.692%, 4/05/2021	641,603
300,000	[2,3]	Pacific Rubiales, Series 144A, 5.125%, 3/28/2023	276,750
700,000	[2,3]	Pacific Rubiales, Series 144A, 5.375%, 1/26/2019	707,000
150,000		Pacific Rubiales, Series REGS, 7.250%, 12/12/2021	159,750
200,000	[2,3]	Pacific Rubiales, Sr. Unsecd. Note, Series 144A, 7.250%, 12/12/2021	213,000
351,000		Pertamina PT, Note, Series REGS, 5.250%, 5/23/2021	339,592
Annual Shareholder Report
10

Shares or Principal Amount			Value
		CORPORATE BONDS—continued
		Oil & Gas—continued
$290,000	[2,3]	Pertamina PT, Series 144A, 4.300%, 5/20/2023	$253,750
825,000		Petrobras International Finance Co., Company Guarantee, 7.875%, 3/15/2019	938,170
200,000		Petrobras International Finance Co., Sr. Unsecd. Note, 5.375%, 1/27/2021	199,241
600,000		Petroleos de Venezuela, S.A., Series 2014, 4.900%, 10/28/2014	549,000
103,000		Petroleos Mexicanos, 3.500%, 7/18/2018	105,961
150,000		Petroleos Mexicanos, 6.500%, 6/02/2041	157,500
200,000		Petroleos Mexicanos, Company Guarantee, 5.500%, 1/21/2021	216,000
150,000		Petroleos Mexicanos, Company Guarantee, Series WI, 8.000%, 5/03/2019	182,250
140,000		Petroleos Mexicanos, Floating Rate Note - Sr. Note, 2.266%, 7/18/2018	144,550
70,833		Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, Series REGS, 6.000%, 5/08/2022	75,438
600,000	[2,3]	Petroliam Nasional Berhd, Series 144A, 7.750%, 8/15/2015	665,930
500,000	[2,3]	Reliance Industries Ltd., Series 144A, 5.875%, 2/28/2049	427,500
300,000	[2,3]	Sinopec Group Oversea 2013, Series 144A, 2.500%, 10/17/2018	298,230
235,000	[2,3]	Sinopec Group Oversea 2013, Series 144A, 4.375%, 10/17/2023	231,554
200,000		State Oil Co of The Azer, Sr. Unsecd. Note, 5.450%, 2/09/2017	213,740
300,000	[2,3]	Thai Oil PCL, Series 144A, 4.875%, 1/23/2043	243,272
300,000	[2,3]	Transport de Gas Peru, Series 144A, 4.250%, 4/30/2028	264,000
500,000	[2,3]	Transprtdra De Gas Intl, Series 144A, 5.700%, 3/20/2022	531,875
200,000		Transprtdra De Gas Intl, Series REGS, 5.700%, 3/20/2022	212,750
		TOTAL	16,687,581
		Paper Products—0.2%
895,000		Fibria Overseas Finance, Company Guarantee, Series REGS, 6.750%, 3/03/2021	984,500
		Real Estate—0.1%
200,000	[2,3]	Qatari Diar Finance QSC, Foreign Gov't. Guarantee, Series 144A, 5.000%, 7/21/2020	220,000
		Retailers—0.0%
200,000	[2,3]	Saci Falabella, Series 144A, 3.750%, 4/30/2023	181,424
		Sovereign—0.1%
400,000	[2,3]	Georgia, Government of, Series 144A, 7.750%, 7/05/2017	417,621
		State/Provincial—0.3%
1,510,000	[2,3]	Brazil Minas SPE, Series 144A, 5.333%, 2/15/2028	1,408,075
		Steel—0.2%
700,000		OJSC Novo(Steel Funding), Series REGS, 4.950%, 9/26/2019	694,750
		Technology Services—0.2%
280,000		STATS ChipPAC Ltd., Series REGS, 4.500%, 3/20/2018	280,000
400,000	[2,3]	Samsung Electron America, Series 144A, 1.750%, 4/10/2017	397,607
		TOTAL	677,607
		Telecommunications & Cellular—0.9%
400,000		America Movil S.A.B. de C.V., 3.125%, 7/16/2022	369,702
450,000	[2,3]	Digicel Ltd., Series 144A, 6.000%, 4/15/2021	435,375
200,000		MTS International Funding Ltd., Series REGS, 8.625%, 6/22/2020	237,000
300,000	[2,3]	MTS International Funding Ltd., Sr. Unsecd. Note, Series 144A, 8.625%, 6/22/2020	355,500
200,000	[2,3]	Qtel International Finance Ltd., Bank Guarantee, Series 144A, 5.000%, 10/19/2025	199,500
850,000	[2,3]	Qtel International Finance Ltd., Series 144A, 3.250%, 2/21/2023	763,182
400,000	[2,3]	Qtel International Finance Ltd., Series 144A, 3.875%, 1/31/2028	342,000
200,000		Qtel International Finance Ltd., Series REGS, 3.375%, 10/14/2016	210,008
100,000	[2,3]	Telemovil Finance Co., Ltd., Company Guarantee, Series 144A, 8.000%, 10/01/2017	107,000
100,000		Telemovil Finance Co., Ltd., Company Guarantee, Series REGS, 8.000%, 10/01/2017	107,000
200,000	[2,3]	Telfon Celuar Del Paragu, Series 144A, 6.750%, 12/13/2022	208,500
400,000	[2,3]	Vimpelcom, Company Guarantee, Series 144A, 7.504%, 3/01/2022	418,848
Annual Shareholder Report
11

Shares or Principal Amount			Value
		CORPORATE BONDS—continued
		Telecommunications & Cellular—continued
$450,000	[2,3]	Vimpelcom, Series 144A, 5.950%, 2/13/2023	$426,375
		TOTAL	4,179,990
		Transportation—0.0%
200,000	[2,3]	Topaz Marine SA, Series 144A, 8.625%, 11/01/2018	202,500
		Utilities—1.4%
200,000	[2,3]	AES Gener SA, Series 14, Series 144A, 8.375%, 12/18/2073	209,000
200,000	[2,3]	Abu Dhabi National Energy Co. PJSC, Series 144A, 3.625%, 1/12/2023	187,000
300,000		Abu Dhabi National Energy Co. PJSC, Series REGS, 2.500, 1/12/2018	300,750
650,000		Cent Elet Brasil Elebra, Series REGS, 5.75%, 10/27/2021	634,562
200,000	[2,3]	Comision Fed De Electric, Series 144A, 4.875%, 1/15/2024	199,000
670,000	[2,3]	Dubai Electricity & Water, Sr. Unsecd. Note, Series 144A, 7.375%, 10/21/2020	783,900
800,000	[2,3]	Enel Finance International SA, Company Guarantee, Series 144A, 6.000%, 10/07/2039	767,461
200,000	[2,3]	Eskom Holdings Ltd., Series 144A, 6.750%, 8/06/2023	205,500
200,000		Hrvatska Electroprivreda, Series REGS, 6.000%, 11/09/2017	204,500
900,000		Israel Electric Corp. Ltd., Series REGS, 7.250%, 1/15/2019	1,000,696
250,000	[2,3]	Israel Electric Corp. Ltd., Sr. Unsecd. Note, Series 144A, 6.700%, 2/10/2017	271,853
460,000		Majapahit Holding BV, Company Guarantee, Series REGS, 7.750%, 1/20/2020	507,150
250,000		National Power Corp., Series REGS, 6.875%, 11/02/2016	282,500
150,000		Power Sector Assets & Liabilities Management Corp., Company Guarantee, Series REGS, 7.390%, 12/02/2024	183,750
250,000		Power Sector Assets & Liabilities Management Corp., Series REGS, 7.250%, 5/27/2019	297,813
		TOTAL	6,035,435
		TOTAL CORPORATE BONDS (IDENTIFIED COST $64,819,712)	64,383,809
		FOREIGN GOVERNMENTS/AGENCIES—5.8%
		Banking—0.2%
700,000		African Export-Import Bank, Series EMTN, 5.750%, 7/27/2016	745,500
		Sovereign—5.6%
2,100,000		Argentina, Government of, Note, Series $GDP, 0.000%, 12/15/2035	181,650
1,050,000		Argentina, Government of, Sr. Unsecd. Note, 7.000%, 10/03/2015	1,044,750
500,000	[2,3]	Armenia, Government of, Sr. Unsecd. Note, Series 144A, 6.00%, 9/30/2020	496,250
400,000	[2,3]	Bahrain, Government of, Series 144A, 6.125%, 8/01/2023	412,600
1,850,000		Brazil, Government of, 4.250%, 1/07/2025	1,762,125
118,500		Brazil, Government of, Note, Series A, 8.00%, 1/15/2018	131,535
1,000,000		Brazil, Government of, Sr. Unsecd. Note, 5.625%, 1/07/2041	970,000
200,000	[2,3]	Central Bank of Nigeria, Series 144A, 5.125%, 7/12/2018	205,000
250,000		Colombia, Government of, Note, 7.375%, 1/27/2017	289,125
300,000		Colombia, Government of, Sr. Unsecd. Note, 4.375%, 7/12/2021	309,750
200,000		Croatia, Government of, Sr. Unsecd. Note, Series REGS, 6.250%, 4/27/2017	213,000
250,000	[2,3]	Dominican Republic, Government of, Series 144A, 5.875%, 4/18/2024	240,000
500,000		Dubai, Government of, Series EMTN, 5.250%, 1/30/2043	415,000
200,000	[2,3]	Ghana, Government of, Series 144A, 7.875%, 8/07/2023	188,500
156,000		Hungary, Government of, 4.125%, 2/19/2018	157,716
350,000		Hungary, Government of, 5.750%, 11/22/2023	351,750
356,000		Hungary, Government of, 6.375%, 3/29/2021	381,810
155,000		Hungary, Government of, Unsecd. Note, 6.250%, 1/29/2020	167,206
705,000		Iceland, Government of, Series REGS, 4.875%, 6/16/2016	731,437
1,200,000		Indonesia, Government of, Series REGS, 4.625%, 4/15/2043	961,500
300,000		Indonesia, Government of, Series REGS, 4.875%, 5/05/2021	297,000
800,000		Indonesia, Government of , Series REGS, 5.875%, 3/13/2020	845,600
300,000	[2,3]	Kingdom of Morocco, Series 144A, 4.250%, 12/11/2022	277,500
Annual Shareholder Report
12

Shares or Principal Amount			Value
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$400,000		Kingdom of Morocco, Series REGS, 4.250%, 12/11/2022	$370,000
415,000		Lithuania, Government of, Sr. Unsecd. Note, Series REGS, 6.125%, 3/09/2021	470,112
630,000		Mexico, Government of, Sr. Unsecd. Note, Series EMTN, 5.95%, 3/19/2019	727,650
200,000	[2,3]	Mongolia International B, Series 144A, 4.125%, 1/05/2018	180,000
600,000		Panama, Government of, 6.700%, 1/26/2036	670,500
450,000		Peru, Government of, Bond, 7.350%, 7/21/2025	567,000
600,000		Philippines, Government of, 6.375%, 1/15/2032	704,250
200,000		Qatar, Government of, Series REGS, 3.125%, 1/20/2017	209,500
600,000		Republic of Poland, Sr. Unsecd. Note, 6.375%, 7/15/2019	701,250
200,000	[2,3]	Republic of Serbia, Series 144A, 7.250%, 9/28/2021	210,500
800,000	[2,3]	Russia, Government of, Series 144A, 3.500%, 1/16/2019	812,400
1,551,550		Russia, Government of, Unsub., Series REGS, 7.500%, 3/31/2030	1,807,866
100,000	[2,3]	Sri Lanka, Government of, Sr. Unsecd. Note, Series 144A, 6.250%, 10/04/2020	98,500
850,000		Turkey, Government of, 3.250%, 3/23/2023	699,125
900,000		Turkey, Government of, 6.875%, 3/17/2036	882,900
1,700,000		Turkey, Government of, 7.000%, 9/26/2016	1,865,750
500,000		Turkey, Government of, Bond, 5.625%, 3/30/2021	502,000
150,000		Turkey, Government of, Note, 7.375%, 2/05/2025	161,925
500,000		United Mexican States, Note, 5.125%, 1/15/2020	554,000
1,000,000		United Mexican States, Sr. Unsecd. Note, 3.625%, 3/15/2022	1,000,000
425,000		Uruguay, Government of, 7.625%, 3/21/2036	515,313
400,000		Uruguay, Government of, Note, 8.000%, 11/18/2022	496,000
200,000		Zambia, Government of, Series REGS, 5.375%, 9/20/2022	173,000
		TOTAL	25,410,345
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $26,632,135)	26,155,845
		MORTGAGE-BACKED SECURITIES—4.0%
		Federal Home Loan Mortgage Corporation—3.5%
768,496		Federal Home Loan Mortgage Corp. Pool A95704, 3.500%, 30 Year, 12/1/2040	762,492
751,899		Federal Home Loan Mortgage Corp. Pool G08462, 3.500%, 30 Year, 10/1/2041	746,025
745,335		Federal Home Loan Mortgage Corp. Pool G08554, 3.500%, 30 Year, 10/1/2043	739,512
7,700,000		Federal Home Loan Mortgage Corp. Pool G08563, 4.000%, 30 Year, 1/1/2044	7,913,532
34,689		Federal Home Loan Mortgage Corp. Pool J07260, 4.500%, 15 Year, 3/1/2023	36,917
1,487,101		Federal Home Loan Mortgage Corp. Pool Q19607, 4.000%, 30 Year, 7/1/2043	1,528,341
984,276		Federal Home Loan Mortgage Corp. Pool Q20332, 3.500%, 30 Year, 7/1/2043	976,586
746,289		Federal Home Loan Mortgage Corp. Pool Q21934, 4.000%, 30 Year, 9/1/2043	766,985
2,498,022		Federal Home Loan Mortgage Corp. Pool Q23309, 4.000%, 30 Year, 12/1/2043	2,567,296
		TOTAL	16,037,686
		Federal National Mortgage Association—0.5%
85,763		Federal National Mortgage Association Pool AO8829, 3.500%, 30 Year, 7/1/2042	85,267
619,407		Federal National Mortgage Association Pool AO9674, 3.500%, 30 Year, 7/1/2042	615,826
1,066,090		Federal National Mortgage Association Pool AP0456, 2.500%, 15 Year, 7/1/2027	1,055,179
463,902		Federal National Mortgage Association Pool AQ2962, 2.500%, 15 Year, 12/1/2027	459,154
		TOTAL	2,215,426
		Government National Mortgage Association—0.0%
18,525		Government National Mortgage Association Pool 2796, 7.000%, 8/20/2029	21,643
10,202		Government National Mortgage Association Pool 3040, 7.000%, 2/20/2031	11,953
25,374		Government National Mortgage Association Pool 3188, 6.500%, 1/20/2032	29,064
Annual Shareholder Report
13

Shares or Principal Amount			Value
		MORTGAGE-BACKED SECURITIES—continued
		Government National Mortgage Association—continued
$37,073		Government National Mortgage Association Pool 3239, 6.500%, 5/20/2032	$42,389
		TOTAL	105,049
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $18,705,848)	18,358,161
		U.S. TREASURY—2.6%
100,000	[4,5]	United States Treasury Bill, 0.030%, 1/2/2014	100,000
800,000	[4,5]	United States Treasury Bill, 0.025%, 1/9/2014	799,997
6,300,000	[4,5]	United States Treasury Bill, 0.010%, 1/16/2014	6,299,957
1,350,000	[4,5]	United States Treasury Bill, 0.080%, 2/20/2014	1,349,950
2,650,000	[4,5]	United States Treasury Bill, 0.085%, 5/8/2014	2,649,421
621,780	[4]	U.S. Treasury Inflation-Protected Note, 0.625%, 7/15/2021	630,597
		TOTAL U.S. TREASURY (IDENTIFIED COST $11,881,503)	11,829,922
		INVESTMENT COMPANY—24.8%
15,649,980	[6]	Federated High Income Bond Fund II, Primary Shares (IDENTIFIED COST $105,979,975)	111,897,359
		REPURCHASE AGREEMENT—6.8%
30,564,000		Interest in $2,925,000,000 joint repurchase agreement 0.010%, dated 12/31/2013 under which Bank of America, N.A. will repurchase securities provided as collateral for $2,925,001,625 on 1/2/2014. The securities provided as collateral at the end of the period held with The Bank of New York Mellon, tri-party agent, were U.S. Government Agency securities with various maturities to 7/1/2042 and the market value of those underlying securities was $2,984,875,845. (AT COST)	30,564,000
		TOTAL INVESTMENTS—101.7% (IDENTIFIED COST $430,320,631)[7]	458,909,179
		OTHER ASSETS AND LIABILITIES - NET—(1.7)%[8]	(7,842,168)
		TOTAL NET ASSETS—100%	$451,067,011
At December 31, 2013, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
3S&P 500 Long Futures	543	$249,929,325	March 2014	$5,760,823
[3]United States Treasury Note 5-Year Long Futures	88	$10,499,500	March 2014	$(137,698)
[3]United States Treasury Bond Long Short Futures	58	$7,442,125	March 2014	$108,666
[3]United States Treasury Bond Ultra Short Futures	67	$9,128,750	March 2014	$134,098
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$5,865,889
At December 31, 2013, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
2/05/2014	492,587 Euro	$668,293	$9,348
Contracts Sold:
2/05/2014	492,587 Euro	$669,859	$(7,782)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$1,566
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Net Unrealized Appreciation on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Non-income-producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2013, these restricted securities amounted to $49,933,919, which represented 11.1% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2013, these liquid restricted securities amounted to $49,933,919, which represented 11.1% of total net assets.
4	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
5	Discount rate at time of purchase.
6	Affiliated holding.
7	The cost of investments for federal tax purposes amounts to $431,330,160.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$69,126,646	$—	$—	$69,126,646
International	64,231,096	—	—	64,231,096
Preferred Stocks
Domestic	30,258,374	18,405,071	—	48,663,445
International	2,678,130	—	—	2,678,130
Debt Securities:
Adjustable Rate Mortgage	—	24,956	—	24,956
Asset-Backed Security	—	226,650	—	226,650
Commercial Mortgage-Backed Security	—	963,509	—	963,509
Collateralized Mortgage Obligations	—	9,805,651	—	9,805,651
Corporate Bonds	—	64,383,809	—	64,383,809
Foreign Governments/Agencies	—	26,155,845	—	26,155,845
Mortgage-Backed Securities	—	18,358,161	—	18,358,161
U.S. Treasury	—	11,829,922	—	11,829,922
Investment Company	111,897,359	—	—	111,897,359
Repurchase Agreement	—	30,564,000	—	30,564,000
TOTAL SECURITIES	$278,191,605	$180,717,574	$—	$458,909,179
OTHER FINANCIAL INSTRUMENTS*	$5,865,889	$1,566	$—	$5,867,455
*	Other financial instruments include futures contracts and foreign exchange contracts.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2013.
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The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
MTN	—Medium Term Note
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
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Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.56	$9.22	$9.15	$8.67	$7.25
Income From Investment Operations:
Net investment income[1]	0.50	0.44	0.43	0.39	0.46
Net realized and unrealized gain on investments, written options, futures contracts, swap contracts and foreign currency transactions	1.54	0.77	0.00[2]	0.61	1.45
TOTAL FROM INVESTMENT OPERATIONS	2.04	1.21	0.43	1.00	1.91
Less Distributions:
Distributions from net investment income	(0.30)	(0.29)	(0.36)	(0.52)	(0.49)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	(0.58)	—	—	—
TOTAL DISTRIBUTIONS	(0.30)	(0.87)	(0.36)	(0.52)	(0.49)
Net Asset Value, End of Period	$11.30	$9.56	$9.22	$9.15	$8.67
Total Return[3]	21.74%	13.55%	4.77%	12.08%	28.28%
Ratios to Average Net Assets:
Net expenses	0.82%	0.82%	1.02%[4]	1.13%[4]	1.13%[4]
Net investment income	4.80%	4.75%	4.74%	4.50%	6.03%
Expense waiver/reimbursement[5]	0.16%	0.16%	0.16%	0.33%	0.68%
Supplemental Data:
Net assets, end of period (000 omitted)	$451,067	$235,409	$122,494	$54,450	$36,913
Portfolio turnover	52%	27%	114%	96%	69%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	52%	27%	113%	96%	69%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.02%, 1.11% and 1.12% for the years ended December 31, 2011, 2010 and 2009, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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17

Statement of Assets and Liabilities
December 31, 2013
Assets:
Total investment in securities, at value including $111,897,359 of investment in an affiliated holding (Note 5) (identified cost $430,320,631)		$458,909,179
Cash		17,750
Cash denominated in foreign currencies (identified cost $716,855)		714,024
Income receivable		1,986,870
Receivable for shares sold		1,053,420
Unrealized appreciation on foreign exchange contracts		9,348
Receivable for daily variation margin		942,175
TOTAL ASSETS		463,632,766
Liabilities:
Payable for investments purchased	$11,037,195
Payable for shares redeemed	1,433,760
Unrealized depreciation on foreign exchange contracts	7,782
Accrued expenses (Note 5)	87,018
TOTAL LIABILITIES		12,565,755
Net assets for 39,926,766 shares outstanding		$451,067,011
Net Assets Consist of:
Paid-in capital		$378,023,676
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		34,452,483
Accumulated net realized gain on investments, written options, futures contracts, swap contracts and foreign currency transactions		22,380,249
Undistributed net investment income		16,210,603
TOTAL NET ASSETS		$451,067,011
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$451,067,011 ÷ 39,926,766 shares outstanding, no par value, unlimited shares authorized		$11.30
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended December 31, 2013
Investment Income:
Dividends (including $5,133,430 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $236,558)		$14,541,179
Interest		4,061,697
TOTAL INCOME		18,602,876
Expenses:
Investment adviser fee (Note 5)	$2,485,141
Administrative fee (Note 5)	362,793
Custodian fees	40,999
Transfer agent fee	29,263
Directors'/Trustees' fees (Note 5)	2,215
Auditing fees	29,500
Legal fees	13,167
Portfolio accounting fees	130,484
Printing and postage	129,507
Insurance premiums (Note 5)	4,518
Miscellaneous (Note 5)	2,334
TOTAL EXPENSES	3,229,921
Reimbursement of investment adviser fee (Note 5)	(518,916)
Net expenses		2,711,005
Net investment income		15,891,871
Realized and Unrealized Gain on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions		2,642,580
Net realized gain on futures contracts		28,082,554
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		13,628,922
Net change in unrealized depreciation of futures contracts		6,197,614
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions		50,551,670
Change in net assets resulting from operations		$66,443,541
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended December 31	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income	$15,891,871	$8,061,674
Net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	30,725,134	3,435,964
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	19,826,536	8,838,598
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	66,443,541	20,336,236
Distributions to Shareholders:
Distributions from net investment income	(8,231,272)	(4,110,897)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	(8,254,819)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(8,231,272)	(12,365,716)
Share Transactions:
Proceeds from sale of shares	210,993,255	121,091,557
Net asset value of shares issued to shareholders in payment of distributions declared	8,231,272	12,365,716
Cost of shares redeemed	(61,778,711)	(28,513,054)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	157,445,816	104,944,219
Change in net assets	215,658,085	112,914,739
Net Assets:
Beginning of period	235,408,926	122,494,187
End of period (including undistributed net investment income of $16,210,603 and $8,227,368, respectively)	$451,067,011	$235,408,926
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Notes to Financial Statements
December 31, 2013
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Due to changes in the Commodity Futures Trading Commission's interpretation of the Commodity Exchange Act, effective January 1, 2013, Federated Equity Management Company of Pennsylvania (“Adviser”) became registered as a “commodity pool operator” with respect to its operation of the Fund. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Managed Volatility Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2013, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2013, tax years 2010 through 2013 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
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The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration, market and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $158,414,916 and $16,577,041, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund enters into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
The Fund uses credit default swaps to manage sector or asset class risk. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized gain (loss) on swap contracts in the Statement of Operations.
At December 31, 2013, the Fund had no outstanding swap contracts.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $3,244 and $1,120, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report
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Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Option Contracts
The Fund buys or sells put and call options to increase yield and income and to manage currency and individual security risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
At December 31, 2013, the Fund had no outstanding written option contracts.
The average market value of purchased put options contracts held by the Fund throughout the period was $16,064. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin	$5,865,889*
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$9,348	Unrealized depreciation on foreign exchange contracts	$7,782
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$5,875,237		$7,782
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2013
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Purchased Option Contracts	Total
Interest rate contracts	$28,082,554	$—	$—	$28,082,554
Foreign exchange contracts	—	23,218	—	23,218
Equity contracts	—	—	(163,573)	(163,573)
TOTAL	$28,082,554	$23,218	$(163,573)	$27,942,199
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Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Interest rate contracts	$6,197,614	$—	$6,197,614
Foreign exchange contracts	—	1,566	1,566
TOTAL	$6,197,614	$1,566	$6,199,180
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2013	2012
Shares sold	20,421,198	13,074,734
Shares issued to shareholders in payment of distributions declared	827,263	1,352,923
Shares redeemed	(5,947,464)	(3,087,364)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	15,300,997	11,340,293
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities and litigation payments.
For the year ended December 31, 2013, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,762)	$322,636	$(320,874)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2013 and 2012, was as follows:
	2013	2012
Ordinary income	$8,231,272	$4,110,897
Long-term capital gains	$—	$8,254,819
As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$27,559,714
Undistributed capital gains	$23,044,377
Net unrealized appreciation	$27,530,386
Capital loss carryforwards	$(5,091,142)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.
At December 31, 2013, the cost of investments for federal tax purposes was $431,330,160. The net unrealized appreciation of investments for federal tax purposes excluding: (a) any unrealized depreciation resulting from the translation of FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency commitments and (c) futures contracts was $27,579,019. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $32,675,940 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,096,921.
At December 31, 2013, the Fund had a capital loss carryforward of $5,091,142 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
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The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2016	$2,415,525	NA	$2,415,525
2017	$2,675,617	NA	$2,675,617
The Fund used capital loss carryforwards of $2,429,096 to offset capital gains realized during the year ended December 31, 2013.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.
Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2013, the Sub-Adviser earned a fee of $381,167.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Effective February 15, 2013, the Fund agreed to pay FAS an annual Administrative Service Charge of $125,000 for administrative and compliance services related to Commodity Futures Trading Commission Rule 4.5. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2013, the fee paid to FAS was 0.109% of average daily net assets of the Fund.
Expense Limitation
The Adviser and certain of its affiliates (which may include FAS) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.83% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2013, the Fund engaged in purchase transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase transactions complied with Rule 17a-7 under the Act and amounted to $13,765,484.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund.
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26

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended December 31, 2013, the Adviser reimbursed $518,916. Transactions involving the affiliated holding during the year ended December 31, 2013, were as follows:
Federated High Income Bond Fund II, Primary Shares
Balance of Shares Held 12/31/2012	8,509,999
Purchases/Additions	7,497,128
Sales/Reductions	(357,147)
Balance of Shares Held 12/31/2013	15,649,980
Value	$111,897,359
Dividend Income	$5,133,430
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in Federated High Income Bond Fund II (IFHIBF), a portfolio of Federated Insurance Series, which is managed by Federated Investment Management Company, the Fund's Sub-Adviser. The investment objective of IFHIBF is to achieve high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds. Income distributions from IFHIBF are declared and paid annually, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from IFHIBF are declared and paid annually, and are recorded by the Fund as capital gains.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2013, were as follows:
Purchases	$321,169,396
Sales	$136,367,216
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
At December 31, 2013, the diversification of countries was as follows:
Country	Percentage of Net Assets
United States	37.6%
Canada	4.9%
Great Britain	4.6%
Russia	2.1%
Mexico	2.0%
Brazil	1.9%
France	1.3%
Luxembourg	1.2%
Cayman Islands	1.1%
Turkey	1.1%
Germany	1.0%
Other[1]	11.3%
1	Countries representing less than 1.0% have been aggregated under the designation “Other.”
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8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2013, there were no outstanding loans. During the year ended December 31, 2013, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2013, there were no outstanding loans. During the year ended December 31, 2013, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
Of the ordinary income distributions made by the Fund during the year ended December 31, 2013, 37.4% qualify for the dividend received deduction available to corporate shareholders.
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28

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the federated insurance series and shareholders of federated managed volatility Fund II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Managed Volatility Fund II (the “Fund”), as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent, custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Volatility Fund II as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 14, 2014
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1]
Actual	$1,000	$1,132.30	$4.51
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,020.97	$4.28
1	Expenses are equal to the Fund's annualized net expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
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Shareholder Meeting Results (unaudited)
A Special Meeting of Shareholders of Federated Insurance Series (the “Trust”), of which the Fund is a portfolio, was held on October 28, 2013. On August 29, 2013, the record date for shareholders voting at the meeting, there were 314,271,313.125 total outstanding shares of the Trust.
The following item was considered by shareholders of the Trust and the results of their voting were as follows:
AGENDA ITEM
Proposal to elect certain Trustees of the Trust:1
Name	For	Withheld
John T. Collins	300,523,736.140	11,005,188.385
Maureen Lally-Green	300,308,651.177	11,220,273.348
Thomas M. O'Neill	300,886,250.634	10,642,673.891
P. Jerome Richey	300,662,760.971	10,866,163.554
1	The following Trustees continued their terms:
John F. Donahue, J. Christopher Donahue, Maureen Lally-Green (having been previously appointed by the Board), Peter E. Madden, Charles F. Mansfield, Jr., Thomas M. O'Neill (having been previously appointed by the Board), and John S. Walsh.
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
In Memoriam - John F. Cunningham, Independent Trustee
With deep sadness, Federated announces the passing of John F. Cunningham, who served as an independent member of the Board of the Federated Fund Family since 1999. Mr. Cunningham's savvy business acumen and incisive intellect made him a powerful force on the Federated Fund Board. He was an advocate for shareholders and a respected colleague within the Federated family. Mr. Cunningham enjoyed an outstanding career in technology, having served as President and in other Senior Executive positions with leading companies in the industry. Federated expresses gratitude to Mr. Cunningham for his fine contributions as a Board member, colleague and friend. He will be greatly missed.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: October 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 President Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
34

Evaluation and Approval of Advisory Contract–May 2013
Federated Managed Volatility Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2013 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the
Annual Shareholder Report
35

Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser, noting that the overall expense structure of the Fund, after waivers and expense reimbursements, was at the median of the relevant peer group, and was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant, though not conclusive, in judging the reasonableness of proposed fees.
For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in arbitrarily allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate can dramatically alter the resulting estimate of cost and/or profitability of a fund. The allocation information was considered in the analysis by the Board but was determined to be of limited use.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive. The Board agreed with this assessment.
Annual Shareholder Report
36

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
37

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.Federatedinvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.Federatedinvestors.com/FundInformation.
Annual Shareholder Report
38

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Managed Volatility Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916108
G00845-01 (2/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2013
Share Class
Primary
Service

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2013 through December 31, 2013. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated High Income Bond Fund II (the “Fund”), based on net asset value, for the 12-month reporting period ended December 31, 2013, was 6.99% for the Primary Shares and 6.73% for the Service Shares. The total return of the Fund's Primary Shares consisted of 7.27% current income and 0.28% of depreciation in the net asset value of the Fund's shares. The total return of the Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BHY2%ICI),1 a broad-based securities market index, was 7.44% during the same period. The total return of the Lipper Variable Underlying High Current Yield Funds Average (LVHCYFA),2 a peer group for the Fund, was 6.51% during the same period. The Fund's and LVHCYFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BHY2%ICI.
During the 12-month reporting period, the most significant factor affecting the Fund's performance relative to the BHY2%ICI was the selection of individual securities.
The following discussion will focus on the performance of the Fund's Primary Shares.
MARKET OVERVIEW
The high-yield market3 generated attractive total returns during the 12-month reporting period, especially in light of the substantial increase in interest rates on U.S. Treasury securities of comparable maturities during the reporting period.4 For example, the yield on a 10-year U.S. treasury security increased 127 basis points (bps) during the reporting period while the yield-to-worst on the BHY2%ICI actually declined 49 bps. The high-yield market was also able to do well despite any number of potential political crises including the fiscal cliff (automatic spending cuts that were slated to occur at the onset of 2013), sequestration, debt ceiling negotiations and the government shutdown. Two key factors positively led to the high-yield market's strength. First, the U.S. economy's growth has remained somewhat slow but steady. The economy continued to benefit from very accommodative monetary policy from the Federal Reserve. Second, corporate credit quality remained strong as earnings were growing, cash flow generation was robust and companies were extending their debt maturity schedules and taking advantage of low interest rates to reduce their cost of capital. Risky lending, last seen just prior to the financial crisis, remained in check. For example, the default rate as calculated by the Altman & Kuehne High-Yield Bond Default and Return Report and New York University was 1.40% for the 12 months ending September 30, 2013, which compared favorably to the 4.00% arithmetic average annual default rate from 1985 through 2012. In fact, the market is poised to complete its fourth consecutive calendar year of sub 2% default rates. The impact of a good economy and strong corporate credit measures was illustrated by the declining spread between high-yield bonds and U.S. Treasury securities with comparable maturities which, according to the Credit Suisse High Yield Bond Index,5 began the reporting period at 554 bps and ended the reporting period at 436 bps.
Within the high-yield market, major industry sectors that substantially outperformed the overall BHY2%ICI included: Consumer Products, Industrial–Other, Technology, Media–Non Cable and Services. Major industry sectors that substantially underperformed the overall BHY2%ICI included: Natural Gas Utilities, Media–Cable, Home Construction, Electric Utilities and Wireline Telecommunications. From a ratings quality perspective, the lower-quality more economically sensitive “CCC”-rated sector led the way with a return of 13.82%, followed by the “B”-rated sector which returned 7.25% with the more interest-rate-sensitive “BB”-rated sector turning in a still respectable 5.05%.
SELECTION OF INDIVIDUAL SECURITIES
The Fund benefited from strong security selection in the Healthcare, Gaming, Automotive, Packaging, Energy and Retail industry sectors. The Fund also benefited by having limited holdings, relative to the BHY2%ICI, in the underperforming Wireline Telecommunications and Electric Utility industry sectors. The Fund's large exposure in the strong performing technology sector also benefited performance. Specific Fund holdings that substantially outperformed the BHY2%ICI included: Clear Channel Communications, Advanced Micro Devices, International Automotive Components, Iasis Healthcare and Pittsburgh Glass Works.
The Fund was negatively affected by poor security selection in the Financial Institutions, Wireless Communications and Food & Beverage industry segments. The Fund's lack of exposure in the Supermarket sector negatively impacted performance. The Fund was overweight in the strong performing Media–Non Cable and Industrial–Other industry categories. However the Fund's holdings in these two sectors failed to keep pace with the BCHY2%ICI returns for these two sectors leading to a modest negative overall impact. Specific Fund holdings that substantially underperformed the BHY2%ICI included: Lone Pine Resources, Mmodal, Exide Communications, Ball Corp. and long-duration6 securities of Sprint Capital Corp.
Annual Shareholder Report

1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BHY2%ICI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the LVHCYFA.
3	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
4	Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults. The index is unmanaged, and it is not possible to invest directly in an index.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated High Income Bond Fund II from December 31, 2003 to December 31, 2013, compared to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BHY2%ICI)2 and the Lipper Variable Underlying High Current Yield Funds Average (LVHCYFA).3
Average Annual Total Returns for the Period Ended 12/31/2013
Share Class	1 Year	5 Years	10 Years
Primary Shares	6.99%	17.74%	8.09%
Service Shares	6.73%	17.42%	7.81%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
Growth of a $10,000 Investment–PRIMARY SHARES
Growth of $10,000 as of December 31, 2013
Annual Shareholder Report

Growth of a $10,000 Investment–SERVICE SHARES
Growth of $10,000 as of December 31, 2013
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BHY2%ICI and the LVHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BHY2%ICI is an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At December 31, 2013, the Fund's index classification1 was as follows:
Index Classification	Percentage of Total Net Assets
Technology	13.4%
Health Care	9.8%
Energy	7.5%
Media—Non-Cable	7.3%
Retailers	5.4%
Food & Beverage	5.1%
Automotive	5.0%
Packaging & Containers	5.0%
Financial Institutions	4.4%
Wireless Communications	4.0%
Building Materials	3.6%
Consumer Products	3.6%
Gaming	3.6%
Other[2]	18.4%
Cash Equivalents[3]	2.3%
Other Assets and Liabilities—Net[4]	1.6%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BHY2%ICI). Individual portfolio securities that are not included in the BHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
December 31, 2013
Principal Amount or Shares			Value
		CORPORATE BONDS—95.8%
		Aerospace/Defense—0.9%
$700,000		B/E Aerospace, Inc., Sr. Unsecd. Note, 5.25%, 4/1/2022	$714,000
200,000		TransDigm, Inc., 5.50%, 10/15/2020	196,500
500,000		TransDigm, Inc., 7.50%, 7/15/2021	540,000
1,150,000		TransDigm, Inc., Company Guarantee, 7.75%, 12/15/2018	1,239,125
		TOTAL	2,689,625
		Automotive—4.9%
825,000		Affinia Group, Inc., Sr. Unsecd. Note, 7.75%, 5/1/2021	870,375
500,000	[1,2]	Allison Transmission, Inc., Sr. Unsecd. Note, Series 144A, 7.125%, 5/15/2019	541,250
275,000		American Axle & Manufacturing Holdings, Inc., 6.25%, 3/15/2021	293,563
250,000		American Axle & Manufacturing Holdings, Inc., Sr. Note, 5.125%, 2/15/2019	258,125
875,000		American Axle & Manufacturing Holdings, Inc., Sr. Note, 6.625%, 10/15/2022	925,312
475,000		American Axle & Manufacturing Holdings, Inc., Sr. Note, 7.75%, 11/15/2019	542,688
700,000		Chrysler Group LLC, Note, Series WI, 8.25%, 6/15/2021	799,750
425,000		Cooper-Standard Automotive, Inc., Company Guarantee, 8.50%, 5/1/2018	452,094
325,000		Delphi Corp., 5.00%, 2/15/2023	335,969
625,000	[3,4]	Exide Technologies, Sr. Secd. Note, 8.625%, 2/1/2018	450,000
550,000	[1,2]	IDQ Holdings, Inc., Sr. Secd. Note, Series 144A, 11.50%, 4/1/2017	574,750
775,000	[1,2]	International Automotive Components, Sr. Secd. Note, Series 144A, 9.125%, 6/1/2018	811,812
250,000	[1,2]	Jaguar Land Rover PLC, Series 144A, 5.625%, 2/1/2023	251,250
1,025,000	[1,2]	Jaguar Land Rover PLC, Sr. Unsecd. Note, Series 144A, 8.125%, 5/15/2021	1,171,063
825,000	[1,2]	Lear Corp., Sr. Unsecd. Note, Series 144A, 4.75%, 1/15/2023	777,562
400,000	[1,2]	Schaeffler AG, 4.75%, 5/15/2021	401,000
700,000	[1,2]	Schaeffler AG, Series 144A, 6.875%, 8/15/2018	745,500
400,000	[1,2]	Schaeffler AG, Series 144A, 7.75%, 2/15/2017	456,000
825,000	[1,2]	Schaeffler AG, Series 144A, 8.50%, 2/15/2019	932,250
725,000	[1,2]	Stackpole International, Sr. Secd. Note, 7.75%, 10/15/2021	757,625
450,000		Tenneco Automotive, Inc., Company Guarantee, 6.875%, 12/15/2020	493,875
400,000	[1,2]	Titan Wheel International, Inc., Sr. Secd. Note, Series 144A, 6.875%, 10/1/2020	419,000
318,000		Tomkins LLC/Tomkins, Inc., Term Loan—2nd Lien, 9.00%, 10/1/2018	349,800
1,525,000		United Components, Inc., Company Guarantee, Series WI, 8.625%, 2/15/2019	1,532,625
		TOTAL	15,143,238
		Building Materials—3.6%
450,000	[1,2]	Allegion US Holdings Co., Inc., 5.75%, 10/1/2021	470,250
100,000	[1,2]	American Builders & Contractors Supply Co. Inc., Series 144A, 5.625%, 4/15/2021	100,750
450,000		Anixter International, Inc., 5.625%, 5/1/2019	475,312
200,000	[1,2]	Building Materials Corp. of America, Bond, Series 144A, 6.75%, 5/1/2021	217,000
300,000	[1,2]	Building Materials Corp. of America, Sr. Note, Series 144A, 7.50%, 3/15/2020	325,500
475,000	[1,2]	CPG International, Inc., 8.00%, 10/1/2021	496,375
700,000		Interline Brands, Inc., Company Guarantee, 7.50%, 11/15/2018	743,750
950,000		Interline Brands, Inc., Sr. Unsecd. Note, 10.00%, 11/15/2018	1,042,625
675,000	[1,2]	Masonite International Corp., Sr. Note, Series 144A, 8.25%, 4/15/2021	745,875
400,000		Nortek, Inc., Sr. Unsecd. Note, Series WI, 10.00%, 12/1/2018	443,500
1,400,000		Nortek, Inc., Sr. Unsecd. Note, Series WI, 8.50%, 4/15/2021	1,557,500
165,000		Ply Gem Industries, Inc., Series WI, 9.375%, 4/15/2017	179,025
895,000		Ply Gem Industries, Inc., Sr. Secd. Note, Series WI, 8.25%, 2/15/2018	957,650
725,000	[1,2]	RSI Home Products Incorporated, Series 144A, 6.875%, 3/1/2018	763,062
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Building Materials—continued
$950,000	[1,2]	Rexel, Inc., Series 144A, 6.125%, 12/15/2019	$997,500
700,000	[1,2]	Rexel, Inc., Sr. Note, Series 144A, 5.25%, 6/15/2020	707,000
675,000	[1,2]	Roofing Supply Group, Series 144A, 10.00%, 6/1/2020	762,750
350,000	[1,2]	USG Corp., Sr. Note, 5.875%, 11/1/2021	364,438
		TOTAL	11,349,862
		Chemicals—2.4%
325,000		Ashland, Inc., 4.75%, 8/15/2022	310,375
300,000		Chemtura Corp., 5.75%, 7/15/2021	305,625
325,000		Compass Minerals International, Inc., Company Guarantee, 8.00%, 6/1/2019	346,531
1,150,000	[1,2]	Dupont Performance Coatings, Series 144A, 7.375%, 5/1/2021	1,231,938
100,000	[1,2]	Georgia Gulf Corp., 4.875%, 5/15/2023	94,875
325,000	[1,2]	Georgia Gulf Corp., Series 144A, 4.625%, 2/15/2021	319,719
625,000		Hexion U.S. Finance Corp., 6.625%, 4/15/2020	643,750
775,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 8.875%, 2/1/2018	808,906
525,000		Hexion U.S. Finance Corp., Sr. Secd. Note, Series WI, 9.00%, 11/15/2020	526,313
275,000		Huntsman International LLC, Company Guarantee, 8.625%, 3/15/2021	312,125
700,000		Huntsman International LLC, Sr. Unsecd. Note, 4.875%, 11/15/2020	693,000
350,000		Momentive Performance Materials, Inc., Series WI, 10.00%, 10/15/2020	368,375
275,000	[1,2]	Nova Chemicals Corp., Sr. Unsecd. Note, Series 144A, 5.25%, 8/1/2023	284,109
850,000		Omnova Solutions, Inc., Company Guarantee, 7.875%, 11/1/2018	918,000
225,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	268,134
		TOTAL	7,431,775
		Construction Machinery—0.4%
1,150,000		United Rentals, Inc., Sr. Sub. Note, 8.375%, 9/15/2020	1,288,000
		Consumer Products—3.6%
1,450,000	[1,2]	AOT Bedding Super Holdings LLC, Series 144A, 8.125%, 10/1/2020	1,584,125
400,000	[1,2]	Activision Blizzard, Inc., Sr. Note, Series 144A, 6.125%, 9/15/2023	418,000
175,000	[1,2]	Activision Blizzard, Inc., Sr. Unsecd. Note, 5.625%, 9/15/2021	181,562
525,000	[1,2]	Apex Tool Group, Sr. Unsecd. Note, Series 144A, 7.00%, 2/1/2021	532,875
1,025,000		FGI Operating Co. LLC/FGI Finance, Inc., 7.875%, 5/1/2020	1,101,875
675,000	[1,2]	First Quality Finance Co. Inc., 4.625%, 5/15/2021	644,625
743,000		Libbey Glass, Inc., Series WI, 6.875%, 5/15/2020	806,155
525,000	[1,2]	Prestige Brands Holdings, Inc., 5.375%, 12/15/2021	532,875
225,000		Prestige Brands Holdings, Inc., Series WI, 8.125%, 2/1/2020	253,125
975,000		ServiceMaster Co., 7.00%, 8/15/2020	971,344
275,000		ServiceMaster Co., Sr. Unsecd. Note, 7.10%, 3/1/2018	269,500
150,000		ServiceMaster Co., Sr. Unsecd. Note, 7.45%, 8/15/2027	127,500
1,000,000		ServiceMaster Co., Sr. Unsecd. Note, 8.00%, 2/15/2020	1,025,000
1,125,000		Spectrum Brands, Inc., Sr. Unsecd. Note, 6.75%, 3/15/2020	1,216,406
575,000	[1,2]	Springs Industries, Inc., Sr. Secd. Note, Series 144A, 6.25%, 6/1/2021	581,469
850,000		Visant Corp., Company Guarantee, Series WI, 10.00%, 10/1/2017	828,750
250,000		Wolverine World Wide, Inc., Sr. Unsecd. Note, 6.125%, 10/15/2020	268,750
		TOTAL	11,343,936
		Energy—7.5%
1,150,000		Antero Resources Corp., 6.00%, 12/1/2020	1,213,250
200,000	[1,2]	Antero Resources Corp., Sr. Unsecd. Note, Series 144A, 5.375%, 11/1/2021	202,125
750,000		Approach Resources, Inc., 7.00%, 6/15/2021	772,500
600,000	[1,2]	Athlon Holdings LP, Sr. Note, Series 144A, 7.375%, 4/15/2021	633,000
125,000		Basic Energy Services, Inc., Company Guarantee, Series WI, 7.75%, 2/15/2019	131,250
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Energy—continued
$575,000		Basic Energy Services, Inc., Series WI, 7.75%, 10/15/2022	$596,563
550,000		BreitBurn Energy Partners L.P., 7.875%, 4/15/2022	574,750
825,000		Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 7.50%, 9/15/2020	907,500
875,000		Chaparral Energy, Inc., Company Guarantee, 9.875%, 10/1/2020	993,125
250,000		Chaparral Energy, Inc., Series WI, 7.625%, 11/15/2022	268,750
75,000		Chesapeake Energy Corp., 5.375%, 6/15/2021	78,000
75,000		Chesapeake Energy Corp., 5.75%, 3/15/2023	77,625
1,350,000		Chesapeake Energy Corp., Sr. Note, 6.875%, 11/15/2020	1,532,250
825,000		Chesapeake Oilfield Services Co., Sr. Note, 6.625%, 11/15/2019	868,312
256,000		Compagnie Generale de Geophysique Veritas, Company Guarantee, 9.50%, 5/15/2016	270,720
400,000		Compagnie Generale de Geophysique Veritas, Sr. Unsecd. Note, 6.50%, 6/1/2021	412,000
450,000		Compagnie Generale de Geophysique Veritas, Sr. Unsecd. Note, 7.75%, 5/15/2017	464,625
275,000		EP Energy/EP Finance, Inc., Series WI, 9.375%, 5/1/2020	318,656
381,210	[1,2]	EP Energy/EP Finance, Inc., Sr. PIK Deb., Series 144A, 8.875%, 12/15/2017	393,599
650,000		Energy XXI Gulf Coast, Inc., 9.25%, 12/15/2017	726,375
975,000	[1,2]	Energy XXI Gulf Coast, Inc., Series 144A, 7.50%, 12/15/2021	1,021,312
512,000		Forest Oil Corp., Sr. Note, 7.25%, 6/15/2019	501,120
425,000		Kodiak Oil & Gas Corp., 5.50%, 1/15/2021	426,063
575,000		Linn Energy LLC, Company Guarantee, 7.75%, 2/1/2021	610,938
375,000	[1,2]	Linn Energy LLC, Series 144A, 7.00%, 11/1/2019	380,625
225,000		Linn Energy LLC, Series WI, 6.50%, 5/15/2019	230,625
500,000		Linn Energy LLC, Sr. Unsecd. Note, 8.625%, 4/15/2020	542,500
75,000	[3,4]	Lone Pine Resources Canada Ltd., Series WI, 10.375%, 2/15/2017	22,875
975,000		Newfield Exploration Co., Sr. Unsecd. Note, 5.625%, 7/1/2024	975,000
925,000		Northern Oil and Gas, Inc., Sr. Note, 8.00%, 6/1/2020	973,562
375,000		Oasis Petroleum, Inc., 6.875%, 1/15/2023	401,250
650,000		Oasis Petroleum, Inc., Company Guarantee, 6.50%, 11/1/2021	698,750
150,000	[1,2]	Oasis Petroleum, Inc., Sr. Note, 6.875%, 3/15/2022	159,750
450,000	[1,2]	Ocean Rig Norway AS, Sr. Secd. Note, Series 144A, 6.50%, 10/1/2017	488,250
750,000		PHI, Inc., Company Guarantee, Series WI, 8.625%, 10/15/2018	810,000
275,000		Plains Exploration & Production Co., 6.75%, 2/1/2022	302,957
275,000	[1,2]	SM Energy Co., Sr. Note, Series 144A, 5.00%, 1/15/2024	263,313
600,000		Sandridge Energy, Inc., 7.50%, 3/15/2021	631,500
275,000		Sandridge Energy, Inc., Series WI, 7.50%, 2/15/2023	280,500
550,000		Sandridge Energy, Inc., Series WI, 8.125%, 10/15/2022	585,750
325,000		Sesi LLC, Series WI, 7.125%, 12/15/2021	364,000
425,000		Sesi LLC, Sr. Note, Series WI, 6.375%, 5/1/2019	455,813
775,000		W&T Offshore, Inc., Sr. Unsecd. Note, Series WI, 8.50%, 6/15/2019	823,438
		TOTAL	23,384,866
		Entertainment—0.9%
700,000		Cedar Fair LP, Company Guarantee, 9.125%, 8/1/2018	763,000
225,000		Cedar Fair LP, Sr. Unsecd. Note, 5.25%, 3/15/2021	223,313
175,000		Cinemark USA, Inc., 5.125%, 12/15/2022	170,188
325,000		Cinemark USA, Inc., Company Guarantee, Series WI, 7.375%, 6/15/2021	360,750
775,000	[1,3,4,5,6]	Hard Rock Park Operations LLC, Sr. Secd. Note, Series 144A, 0.00%, 4/1/2012	0
375,000		Regal Cinemas, Inc., Company Guarantee, 8.625%, 7/15/2019	404,062
950,000	[1,2]	Six Flags Entertainment Corp., Sr. Note, Series 144A, 5.25%, 1/15/2021	931,000
		TOTAL	2,852,313
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Environmental—0.1%
$250,000		ADS Waste Escrow, Sr. Unsecd. Note, 8.25%, 10/1/2020	$272,500
		Financial Institutions—4.2%
275,000		Ally Financial, Inc., 3.50%, 7/18/2016	284,426
200,000		Ally Financial, Inc., 4.75%, 9/10/2018	210,000
250,000		Ally Financial, Inc., Company Guarantee, 7.50%, 9/15/2020	292,188
325,000		Ally Financial, Inc., Company Guarantee, 8.00%, 11/1/2031	390,406
1,375,000		Ally Financial, Inc., Company Guarantee, 8.00%, 3/15/2020	1,655,156
1,075,000		Ally Financial, Inc., Company Guarantee, Series WI, 6.25%, 12/1/2017	1,202,656
275,000		Ally Financial, Inc., Sr. Unsecd. Note, 5.50%, 2/15/2017	299,063
400,000		CIT Group, Inc., 5.00%, 5/15/2017	429,000
850,000		CIT Group, Inc., 5.25%, 3/15/2018	914,812
150,000		CIT Group, Inc., 5.375%, 5/15/2020	160,125
400,000	[1,2]	CIT Group, Inc., Series 144A, 4.75%, 2/15/2015	415,500
150,000	[1,2]	CIT Group, Inc., Sr. 2nd Priority Note, Series 144A, 6.625%, 4/1/2018	169,313
550,000		CIT Group, Inc., Sr. Note, 4.25%, 8/15/2017	574,750
300,000		CIT Group, Inc., Sr. Unsecd. Note, 5.00%, 8/1/2023	290,250
150,000	[1,2]	General Motors Financial Company, Inc., Sr. Note, Series 144A, 2.75%, 5/15/2016	152,250
100,000	[1,2]	General Motors Financial Company, Inc., Sr. Note, Series 144A, 4.25%, 5/15/2023	95,375
375,000		International Lease Finance Corp., 4.625%, 4/15/2021	358,828
625,000		International Lease Finance Corp., 5.875%, 8/15/2022	626,563
150,000		International Lease Finance Corp., Sr. Unsecd. Note, 5.75%, 5/15/2016	161,063
275,000		International Lease Finance Corp., Sr. Unsecd. Note, 8.625%, 9/15/2015	306,281
1,400,000		International Lease Finance Corp., Sr. Unsecd. Note, 8.75%, 3/15/2017	1,655,500
575,000	[1,2]	Neuberger Berman, Inc., Series 144A, 5.875%, 3/15/2022	595,125
225,000	[1,2]	Neuberger Berman, Inc., Sr. Note, Series 144A, 5.625%, 3/15/2020	237,375
1,475,000	[1,2]	Nuveen Investments, Inc., Sr. Unsecd. Note, Series 144A, 9.50%, 10/15/2020	1,486,062
		TOTAL	12,962,067
		Food & Beverage—5.1%
1,575,000	[1,2]	Aramark Corp., Sr. Unsecd. Note, Series 144A, 5.75%, 3/15/2020	1,653,750
500,000		B&G Foods, Inc., Sr. Note, 4.625%, 6/1/2021	481,250
250,000		Constellation Brands, Inc., 4.25%, 5/1/2023	233,750
400,000	[1,2]	Darling International, Inc., Series 144A, 5.375%, 1/15/2022	403,500
1,900,000		Del Monte Foods Co., Sr. Unsecd. Note, 7.625%, 2/15/2019	1,978,375
1,750,000	[1,2]	H.J. Heinz Co., 4.25%, 10/15/2020	1,697,500
1,250,000		Michael Foods, Inc., Company Guarantee, Series WI, 9.75%, 7/15/2018	1,365,625
1,325,000	[1,2]	Michael Foods, Inc., Series 144A, 8.50%, 7/15/2018	1,404,500
1,350,000	[1,2]	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Unsecd. Note, Series 144A, 4.875%, 5/1/2021	1,282,500
650,000	[1,2]	Shearer's Foods, Inc., Sr. Secd. Note, Series 144A, 9.00%, 11/1/2019	689,000
1,025,000		Smithfield Foods, Inc., 6.625%, 8/15/2022	1,091,625
350,000	[1,2]	Smithfield Foods, Inc., Sr. Note, 5.25%, 8/1/2018	367,500
75,000	[1,2]	Smithfield Foods, Inc., Sr. Note, 5.875%, 8/1/2021	77,063
225,000		Smithfield Foods, Inc., Sr. Note, 7.75%, 7/1/2017	264,937
2,725,000		U.S. Foodservice, Inc., Sr. Unsecd. Note, 8.50%, 6/30/2019	2,987,281
		TOTAL	15,978,156
		Gaming—3.6%
775,000		Affinity Gaming LLC, Sr. Unsecd. Note, 9.00%, 5/15/2018	833,125
450,000		Ameristar Casinos, Inc., Sr. Unsecd. Note, Series WI, 7.50%, 4/15/2021	490,500
625,000	[1,2]	Chester Downs & Marina, Series 144A, 9.25%, 2/1/2020	629,688
250,000	[1,2]	Churchill Downs, Inc., Sr. Unsecd. Note, Series 144A, 5.375%, 12/15/2021	255,000
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Gaming—continued
$375,000		Harrah's Operating Co., Inc., Sr. Secd. Note, 11.25%, 6/1/2017	$382,500
675,000		MGM Mirage, Inc., 7.75%, 3/15/2022	757,687
525,000		MGM Mirage, Inc., Sr. Note, 7.50%, 6/1/2016	590,625
400,000		MGM Mirage, Inc., Sr. Unsecd. Note, 6.75%, 10/1/2020	429,000
525,000		MGM Mirage, Inc., Sr. Unsecd. Note, 8.625%, 2/1/2019	618,187
925,000	[1,2]	Mohegan Tribal Gaming Authority, Series 144A, 9.75%, 9/1/2021	1,001,312
625,000	[1,2]	Penn National Gaming, Inc., Series 144A, 4.875%, 11/1/2020	626,563
350,000	[1,2]	Penn National Gaming, Inc., Series 144A, 5.375%, 11/1/2023	345,625
500,000	[1,2]	Penn National Gaming, Inc., Series 144A, 5.875%, 11/1/2021	495,000
175,000		Pinnacle Entertainment, Inc., 7.75%, 4/1/2022	191,625
775,000	[1,2]	Pinnacle Entertainment, Inc., Series 144A, 6.375%, 8/1/2021	796,312
770,000	[1,2]	Rivers Pittsburgh LP, Sr. Secd. Note, Series 144A, 9.50%, 6/15/2019	848,925
640,000	[1,2]	Seminole Tribe of Florida, Bond, Series 144A, 7.804%, 10/1/2020	707,200
1,075,000		Station Casinos, Inc., Sr. Note, 7.50%, 3/1/2021	1,150,250
		TOTAL	11,149,124
		Health Care—9.8%
1,075,000		Biomet, Inc., Sr. Note, 6.50%, 8/1/2020	1,134,125
1,050,000		Biomet, Inc., Sr. Sub., 6.50%, 10/1/2020	1,086,750
1,150,000		DJO Finance LLC, Company Guarantee, Series WI, 7.75%, 4/15/2018	1,175,875
75,000		DJO Finance LLC, Series WI, 8.75%, 3/15/2018	82,688
275,000		DJO Finance LLC, Series WI, 9.875%, 4/15/2018	297,000
650,000		DaVita HealthCare Partners, Inc., 5.75%, 8/15/2022	661,375
878,000		Emergency Medical Services Corp., Company Guarantee, Series WI, 8.125%, 6/1/2019	955,922
700,000		Grifols, Inc., Sr. Note, Series WI, 8.25%, 2/1/2018	747,250
2,125,000		HCA Holdings, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 5/15/2021	2,326,875
100,000		HCA, Inc., 6.25%, 2/15/2021	104,875
675,000		HCA, Inc., Revolver—1st Lien, 5.875%, 3/15/2022	698,625
825,000		HCA, Inc., Series 1, 5.875%, 5/1/2023	816,750
650,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	656,500
475,000		HCA, Inc., Sr. Secd. Note, 6.50%, 2/15/2020	523,094
1,050,000		HCA, Inc., Sr. Unsecd. Note, 7.50%, 2/15/2022	1,155,000
550,000		Hologic, Inc., 6.25%, 8/1/2020	583,000
1,325,000	[1,2]	IMS Health, Inc., Series 144A, 7.375%, 9/1/2018	1,384,625
1,350,000		Iasis Healthcare, Sr. Unsecd. Note, 8.375%, 5/15/2019	1,437,750
1,125,000	[1,2]	Jaguar Holding Co., Series 144A, 9.375%, 10/15/2017	1,195,312
975,000	[1,2]	Jaguar Holding Co., Sr. Note, 9.50%, 12/1/2019	1,101,750
600,000	[1,2]	LifePoint Hospitals, Inc., Sr. Unsecd. Note, 5.50%, 12/1/2021	603,750
1,200,000	[1,2]	MPH Intermediate Holding Company 2, Sr. Note, 8.375%, 8/1/2018	1,252,500
1,425,000	[1,2]	Multiplan, Inc., Company Guarantee, Series 144A, 9.875%, 9/1/2018	1,574,625
1,100,000		Tenet Healthcare Corp., 8.125%, 4/1/2022	1,188,000
650,000		Tenet Healthcare Corp., Note, Series B, 4.375%, 10/1/2021	614,250
550,000		Tenet Healthcare Corp., Sr. Secd. Note, 4.50%, 4/1/2021	523,187
775,000		United Surgical Partners International, Inc., Series WI, 9.00%, 4/1/2020	871,875
950,000		Universal Hospital Service Holdco, Inc., Series WI, 7.625%, 8/15/2020	1,007,000
1,450,000		VWR Funding, Inc., Sr. Unsecd. Note, 7.25%, 9/15/2017	1,562,375
250,000	[1,2]	Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/2018	275,938
1,600,000	[1,2]	Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/2021	1,764,000
225,000	[1,2]	Valeant Pharmaceuticals International, Inc., Series 144A, 5.625%, 12/1/2021	226,688
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Health Care—continued
$650,000		Wolverine Healthcare, Sr. Note, 10.625%, 6/1/2020	$738,562
		TOTAL	30,327,891
		Industrial - Other—3.4%
175,000	[1,2]	Amsted Industries, Inc., Sr. Note, Series 144A, 8.125%, 3/15/2018	184,844
800,000	[1,2]	Belden CDT, Inc., Series 144A, 5.50%, 9/1/2022	788,000
575,000	[1,2]	Cleaver-Brooks, Inc., Series 144A, 8.75%, 12/15/2019	626,750
700,000		Dynacast International LLC, Series WI, 9.25%, 7/15/2019	775,250
625,000	[1,2]	Gardner Denver, Inc., Series 144A, 6.875%, 8/15/2021	626,562
675,000	[1,2]	General Cable Corp., Sr. Unsecd. Note, Series 144A, 6.50%, 10/1/2022	664,875
975,000	[1,2]	Hamilton Sundstrand Corp., Series 144A, 7.75%, 12/15/2020	1,038,375
650,000	[1,2]	J.B. Poindexter, Inc., Series 144A, 9.00%, 4/1/2022	697,125
250,000		Mastec, Inc., 4.875%, 3/15/2023	236,875
375,000	[1,2]	Maxim Finance Corp., Sr. Secd. Note, Series 144A, 12.25%, 4/15/2015	387,169
175,000	[1,2]	Milacron LLC, Series 144A, 7.75%, 2/15/2021	184,625
300,000	[1,2]	Milacron LLC, Series 144A, 8.375%, 5/15/2019	336,000
925,000	[1,2]	Mirror Bidco/Dematic, Series 144A, 7.75%, 12/15/2020	987,437
300,000		Mueller Water Products, Inc., Company Guarantee, 8.75%, 9/1/2020	337,500
650,000		Mueller Water Products, Inc., Sr. Sub. Note, Series WI, 7.375%, 6/1/2017	669,500
1,150,000		The Hillman Group, Inc., Sr. Unsecd. Note, 10.875%, 6/1/2018	1,247,750
725,000	[1,2]	Unifrax Investment Corp., Series 144A, 7.50%, 2/15/2019	754,000
		TOTAL	10,542,637
		Lodging—0.6%
450,000		Choice Hotels International, Inc., 5.75%, 7/1/2022	471,938
600,000	[1,2]	Hilton Worldwide Finance LLC, Sr. Unsecd. Note, 5.625%, 10/15/2021	623,625
169,000		Host Marriott LP, Note, Series Q, 6.75%, 6/1/2016	171,439
575,000		Royal Caribbean Cruises Ltd., Sr. Note, 5.25%, 11/15/2022	577,875
		TOTAL	1,844,877
		Media - Cable—2.0%
675,000	[1,2]	Cequel Communications Holdings, Series 144A, 5.125%, 12/15/2021	636,187
350,000	[1,2]	Cequel Communications Holdings, Series 144A, 6.375%, 9/15/2020	360,500
300,000		Charter Communications Holdings II, 5.125%, 2/15/2023	279,750
250,000		Charter Communications Holdings II, 5.75%, 1/15/2024	236,875
225,000		Charter Communications Holdings II, 6.625%, 1/31/2022	232,875
550,000		Charter Communications Holdings II, 7.375%, 6/1/2020	598,125
100,000		Charter Communications Holdings II, Company Guarantee, Series WI, 8.125%, 4/30/2020	109,000
600,000	[1,2]	Charter Communications Holdings II, Series 144A, 5.75%, 9/1/2023	571,500
575,000		Charter Communications Holdings II, Sr. Note, 7.00%, 1/15/2019	607,344
300,000		DISH DBS Corporation, 5.125%, 5/1/2020	301,500
100,000		DISH DBS Corporation, Series WI, 4.625%, 7/15/2017	105,000
1,850,000		DISH DBS Corporation, Series WI, 5.875%, 7/15/2022	1,859,250
200,000	[1,2]	LYNX II Corporation, Series 144A, 6.375%, 4/15/2023	204,500
		TOTAL	6,102,406
		Media - Non-Cable—7.3%
475,000		AMC Networks, Inc., Series WI, 7.75%, 7/15/2021	536,750
375,000		AMC Networks, Inc., Sr. Unsecd. Note, 4.75%, 12/15/2022	359,063
400,000		Clear Channel Communications, Inc., 11.25%, 3/1/2021	432,000
1,525,000		Clear Channel Communications, Inc., Company Guarantee, 9.00%, 3/1/2021	1,547,875
275,000		Clear Channel Worldwide, 6.50%, 11/15/2022	280,156
150,000		Clear Channel Worldwide, 7.625%, 3/15/2020	156,750
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Media - Non-Cable—continued
$625,000		Clear Channel Worldwide, Series B, 7.625%, 3/15/2020	$660,156
1,250,000		Clear Channel Worldwide, Series WI, 6.50%, 11/15/2022	1,282,812
1,375,000		Crown Media Holdings, Inc., Company Guarantee, 10.50%, 7/15/2019	1,567,500
850,000		Cumulus Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 5/1/2019	901,000
850,000	[1,2]	Emerald Expo Holdings, Inc., 9.00%, 6/15/2021	869,125
825,000		Entercom Radio LLC, Sr. Sub. Note, Series WI, 10.50%, 12/1/2019	938,437
250,000	[1,2]	Gannett Co., Inc., Sr. Unsecd. Note, Series 144A, 5.125%, 10/15/2019	260,625
775,000	[1,2]	Gannett Co., Inc., Sr. Unsecd. Note, Series 144A, 6.375%, 10/15/2023	804,062
400,000		Gray Television, Inc., 7.50%, 10/1/2020	427,000
675,000	[1,2]	Intelsat (Luxembourg) S. A., Sr. Unsecd. Note, Series 144A, 7.75%, 6/1/2021	726,469
775,000	[1,2]	Intelsat (Luxembourg) S. A., Sr. Unsecd. Note, Series 144A, 8.125%, 6/1/2023	834,094
200,000		Intelsat Jackson Holdings S.A., 6.625%, 12/15/2022	207,000
450,000		Intelsat Jackson Holdings S.A., Company Guarantee, 8.50%, 11/1/2019	492,750
675,000	[1,2]	Intelsat Jackson Holdings S.A., Gtd. Sr. Note, Series 144A, 5.50%, 8/1/2023	644,625
600,000		Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, Series WI, 7.25%, 4/1/2019	651,000
425,000		Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, Series WI, 7.50%, 4/1/2021	470,688
325,000		Lamar Media Corp., Series WI, 5.00%, 5/1/2023	310,375
425,000		Lamar Media Corp., Series WI, 5.875%, 2/1/2022	437,750
725,000		Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 10/1/2020	708,688
600,000	[1,2]	Nielsen Finance LLC/Nielsen Finance Co., Series 144A, 5.50%, 10/1/2021	610,500
1,150,000		SSI Investments II Ltd., Company Guarantee, 11.125%, 6/1/2018	1,253,500
150,000	[1,2]	Sirius XM Radio, Inc., 4.25%, 5/15/2020	142,125
650,000	[1,2]	Sirius XM Radio, Inc., 4.625%, 5/15/2023	589,875
800,000	[1,2]	Sirius XM Radio, Inc., 5.875%, 10/1/2020	818,000
450,000	[1,2]	Sirius XM Radio, Inc., Series 144A, 5.25%, 8/15/2022	456,750
1,125,000	[1,2]	Southern Graphics Systems, Inc., Series 144A, 8.375%, 10/15/2020	1,170,000
950,000	[1,2]	Townsquare Radio LLC, Series 144A, 9.00%, 4/1/2019	1,033,125
		TOTAL	22,580,625
		Metals & Mining—0.3%
750,000	[3,4,5]	Aleris International, Inc., Company Guarantee, 9.00%, 12/15/2014	75
625,000	[3,4,5]	Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	0
475,000	[1,2]	Century Aluminum Co., Sr. Secd. Note, 7.50%, 6/1/2021	465,500
100,000		Steel Dynamics, Inc., Sr. Unsecd. Note, 5.25%, 4/15/2023	100,500
300,000	[1,2]	Wise Metals Group LLC, Sr. Secd. Note, Series 144A, 8.75%, 12/15/2018	317,250
		TOTAL	883,325
		Packaging & Containers—5.0%
1,100,000	[1,2]	Ardagh Packaging Finance PLC, Company Guarantee, Series 144A, 9.125%, 10/15/2020	1,210,000
400,000	[1,2]	Ardagh Packaging Finance PLC, Series 144A, 7.00%, 11/15/2020	406,000
400,000	[1,2]	Ardagh Packaging Finance PLC, Sr. Unsecd. Note, 9.125%, 10/15/2020	438,000
850,000		Ball Corp., 4.00%, 11/15/2023	765,000
500,000		Ball Corp., 5.00%, 3/15/2022	497,500
250,000		Berry Plastics Corp., 9.75%, 1/15/2021	290,625
500,000		Berry Plastics Corp., Sr. Secd. Note, 9.50%, 5/15/2018	538,750
100,000	[1,2]	Beverage Packaging Holdings II, Sr. Note, Series 144A, 5.625%, 12/15/2016	102,250
275,000	[1,2]	Beverage Packaging Holdings II, Sr. Sub. Note, 6.00%, 6/15/2017	279,125
350,000		Bway Holding Co., Company Guarantee, Series WI, 10.00%, 6/15/2018	380,625
775,000	[1,2]	Bway Holding Co., Series 144A, 9.50%, 11/1/2017	827,313
500,000		Crown Americas LLC, 4.50%, 1/15/2023	470,000
200,000		Crown Americas LLC, Company Guarantee, 6.25%, 2/1/2021	218,000
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Packaging & Containers—continued
$675,000		Greif, Inc., Sr. Unsecd. Note, 7.75%, 8/1/2019	$769,500
575,000	[1,2]	Multi Packaging Solutions, Inc., Series 144A, 8.50%, 8/15/2021	623,875
1,950,000		Reynolds Group, Series WI, 8.25%, 2/15/2021	2,091,375
775,000		Reynolds Group, Series WI, 8.50%, 5/15/2018	821,500
625,000		Reynolds Group, Series WI, 9.00%, 4/15/2019	673,437
1,400,000		Reynolds Group, Series WI, 9.875%, 8/15/2019	1,564,500
200,000		Reynolds Group, Sr. Secd. Note, Series WI, 7.125%, 4/15/2019	214,000
175,000		Reynolds Group, Sr. Unsecd. Note, 7.95%, 12/15/2025	164,938
775,000		Reynolds GRP ISS/Reynold, Series WI, 5.75%, 10/15/2020	794,375
1,250,000	[1,2]	Sealed Air Corp., Sr. Unsecd. Note, Series 144A, 8.375%, 9/15/2021	1,425,000
		TOTAL	15,565,688
		Paper—0.3%
100,000		Clearwater Paper Corp., Company Guarantee, 7.125%, 11/1/2018	107,250
350,000		Clearwater Paper Corp., Sr. Note, 4.50%, 2/1/2023	316,750
200,000		Graphic Packaging International Corp., Sr. Note, 7.875%, 10/1/2018	217,750
325,000		Graphic Packaging International, Inc., 4.75%, 4/15/2021	322,563
		TOTAL	964,313
		Restaurants—1.1%
1,000,000		DineEquity Inc., Company Guarantee, Series WI, 9.50%, 10/30/2018	1,115,000
1,125,000		NPC INTL/OPER CO. A&B, Inc., Series WI, 10.50%, 1/15/2020	1,305,000
975,000	[1,2]	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Series 144A, 5.875%, 5/15/2021	962,813
		TOTAL	3,382,813
		Retailers—5.4%
1,200,000	[1,2]	Academy Finance Corp., Series 144A, 8.00%, 6/15/2018	1,236,012
850,000	[1,2]	Academy Finance Corp., Series 144A, 9.25%, 8/1/2019	943,500
950,000	[1,2]	Claire's Stores, Inc., Series 144A, 6.125%, 3/15/2020	921,500
225,000		Express, LLC, Company Guarantee, 8.75%, 3/1/2018	238,219
450,000		Gymboree Corp., Sr. Unsecd. Note, 9.125%, 12/1/2018	416,813
875,000	[1,2]	Jo-Ann Stores, Inc., Series 144A, 9.75%, 10/15/2019	919,844
1,550,000	[1,2]	Jo-Ann Stores, Inc., Sr. Unsecd. Note, Series 144A, 8.125%, 3/15/2019	1,629,438
300,000		Limited Brands, Inc., 5.625%, 10/15/2023	306,000
625,000		Limited Brands, Inc., Sr. Unsecd. Note, 5.625%, 2/15/2022	642,187
1,100,000		Michaels Stores, Inc., Company Guarantee, 7.75%, 11/1/2018	1,199,000
150,000	[1,2]	Michaels Stores, Inc., Series 144A, 5.875%, 12/15/2020	151,125
1,200,000	[1,2]	Michaels Stores, Inc., Series 144A, 7.50%, 8/1/2018	1,254,000
275,000	[1,2]	Neiman-Marcus Group, Inc., Series 144A, 8.00%, 10/15/2021	288,750
700,000	[1,2]	Neiman-Marcus Group, Inc., Series 144A, 8.75%, 10/15/2021	736,750
1,175,000	[1,2]	PETCO Animal Supplies, Inc., Series 144A, 8.50%, 10/15/2017	1,204,375
1,150,000	[1,2]	PETCO Animal Supplies, Inc., Sr. Note, Series 144A, 9.25%, 12/1/2018	1,239,125
1,325,000	[1,2]	Party City Holdings, Inc., Sr. Note, 8.75%, 8/15/2019	1,366,406
875,000		Party City Holdings, Inc., Sr. Note, Series WI, 8.875%, 8/1/2020	984,375
100,000		Sally Beauty Holdings, Inc., 5.75%, 6/1/2022	104,500
725,000		Sally Hldgs. LLC/Sally Cap, Inc., Series WI, 6.875%, 11/15/2019	804,750
300,000		United Auto Group, Inc., Sr. Sub., 5.75%, 10/1/2022	308,250
		TOTAL	16,894,919
		Services—0.4%
475,000	[1,2]	Garda World Security Corp., Series 144A, 7.25%, 11/15/2021	480,938
650,000		Monitronics International, Inc., 9.125%, 4/1/2020	692,250
		TOTAL	1,173,188
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Technology—13.4%
$175,000	[1,2]	ACI Worldwide, Inc., 6.375%, 8/15/2020	$183,313
175,000		Advanced Micro Devices, Inc., Sr. Unsecd. Note, 7.50%, 8/15/2022	170,625
275,000		Advanced Micro Devices, Inc., Sr. Unsecd. Note, 7.75%, 8/1/2020	274,313
375,000		Aspect Software, Inc., Sr. Note, Series WI, 10.625%, 5/15/2017	379,687
1,450,000	[1,2]	BMC Software, Inc., Series 144A, 8.125%, 7/15/2021	1,500,750
350,000	[1,2]	Blackboard, Inc., Sr. Unsecd. Note, Series 144A, 7.75%, 11/15/2019	349,125
45,000		CDW LLC/CDW Finance, Company Guarantee, 12.535%, 10/12/2017	47,250
1,575,000		CDW LLC/CDW Finance, Sr. Unsecd. Note, Series WI, 8.50%, 4/1/2019	1,748,250
925,000	[1,2]	CommScope, Inc., Sr. Note, 6.625%, 6/1/2020	966,625
843,000	[1,2]	CommScope, Inc., Sr. Note, Series 144A, 8.25%, 1/15/2019	928,354
650,000	[1,2]	Compucom System, Inc., 7.00%, 5/1/2021	648,375
950,000		CoreLogic, Inc., Sr. Unsecd. Note, Series WI, 7.25%, 6/1/2021	1,035,500
400,000	[1,2]	DataTel Inc., Series 144A, 9.625%, 12/1/2018	414,000
1,625,000	[1,2]	DataTel Inc., Series 144A, 9.75%, 1/15/2019	1,807,813
1,025,000		Emdeon, Inc., 11.00%, 12/31/2019	1,191,562
1,450,000		Epicor Software Corp., 8.625%, 5/1/2019	1,580,500
925,000	[1,2]	Epicor Software Corp., Series 144A, 9.00%, 6/15/2018	968,937
375,000	[1,2]	First Data Corp., Series 144A, 11.25%, 1/15/2021	415,781
275,000	[1,2]	First Data Corp., Sr. Secd. 2nd Priority Note, Series 144A, 8.25%, 1/15/2021	293,906
3,275,000	[1,2]	First Data Corp., Sr. Secd. 2nd Priority Note, Series 144A, 8.75%, 1/15/2022	3,512,438
325,000		Flextronics International Ltd., 4.625%, 2/15/2020	318,500
300,000		Flextronics International Ltd., 5.00%, 2/15/2023	282,750
400,000		Freescale Semiconductor, Inc., Company Guarantee, 10.75%, 8/1/2020	456,000
775,000	[1,2]	Freescale Semiconductor, Inc., Sr. Secd. Note, Series 144A, 6.00%, 1/15/2022	786,625
1,050,000		IAC Interactive Corp., 4.75%, 12/15/2022	984,375
250,000	[1,2]	IAC Interactive Corp., 4.875%, 11/30/2018	256,875
925,000		IGATE Capital Corp., Sr. Unsecd. Note, Series WI, 9.00%, 5/1/2016	987,437
1,150,000	[1,2]	Igloo Holdings Corp., Sr. Note, Series 144A, 8.25%, 12/15/2017	1,173,000
750,000		Interactive Data Corp., Company Guarantee, 10.25%, 8/1/2018	825,938
450,000		Iron Mountain, Inc., Sr. Sub. Note, 7.75%, 10/1/2019	504,000
425,000		Kemet Corp., Sr. Note, 10.50%, 5/1/2018	421,813
1,125,000		Lawson Software, Inc., Series WI, 11.50%, 7/15/2018	1,302,187
1,000,000		Lawson Software, Inc., Series WI, 9.375%, 4/1/2019	1,130,000
1,050,000		Lender Processing Services, 5.75%, 4/15/2023	1,092,000
525,000		MagnaChip Semiconductor S.A., Sr. Unsecd. Note, 6.625%, 7/15/2021	536,813
175,000	[1,2]	NCR Corp., 5.875%, 12/15/2021	179,156
325,000	[1,2]	NCR Corp., 6.375%, 12/15/2023	333,531
500,000		NCR Corp., Sr. Unsecd. Note, 4.625%, 2/15/2021	481,250
550,000		NCR Corp., Sr. Unsecd. Note, 5.00%, 7/15/2022	525,937
350,000	[1,2]	NXP BV/NXP Funding LLC, Series 144A, 3.75%, 6/1/2018	354,375
225,000	[1,2]	NXP BV/NXP Funding LLC, Series 144A, 5.75%, 2/15/2021	236,250
200,000	[1,2]	NXP BV/NXP Funding LLC, Series 144A, 5.75%, 3/15/2023	204,000
1,100,000	[1,2]	Nuance Communications, Inc., 5.375%, 8/15/2020	1,080,750
225,000		SERENA Software, Inc., Sr. Sub. Note, 10.375%, 3/15/2016	226,125
1,600,000	[1,2]	Seagate Technology HDD Holdings, Series 144A, 4.75%, 6/1/2023	1,504,000
250,000		Seagate Technology HDD Holdings, Sr. Unsecd. Note, Series WI, 7.00%, 11/1/2021	277,187
1,450,000	[1,2]	Solera Holdings, Inc., 6.00%, 6/15/2021	1,526,125
50,000	[1,2]	Solera Holdings, Inc., Series 144A, 6.125%, 11/1/2023	51,750
1,050,000		SunGard Data Systems, Inc., 6.625%, 11/1/2019	1,107,750
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Technology—continued
$1,500,000		Syniverse Holdings, Inc., Company Guarantee, 9.125%, 1/15/2019	$1,646,250
625,000		TransUnion Holding Co., Inc., 8.125%, 6/15/2018	662,500
1,100,000		TransUnion Holding Co., Inc., Sr. Unsecd. Note, 9.625%, 6/15/2018	1,188,000
225,000		Verisign, Inc., 4.625%, 5/1/2023	216,000
400,000	[1,2]	Viasystems, Inc., Sr. Secd. Note, Series 144A, 7.875%, 5/1/2019	434,500
		TOTAL	41,710,853
		Textile—0.1%
475,000		Phillips Van Heusen Corp., Sr. Note, 4.50%, 12/15/2022	452,438
		Transportation—0.3%
425,000		HDTFS, Inc., Series WI, 6.25%, 10/15/2022	440,938
425,000		Hertz Corp., Company Guarantee, 6.75%, 4/15/2019	460,062
150,000		Hertz Corp., Series WI, 5.875%, 10/15/2020	156,187
		TOTAL	1,057,187
		Utility - Electric—1.3%
175,000	[1,2]	Calpine Corp., Sr. Secd. Note, Series 144A, 6.00%, 1/15/2022	180,250
300,000	[1,2]	Dynegy, Inc., Series 144A, 5.875%, 6/1/2023	285,000
325,000	[1,2]	Energy Future Intermediate Holding Company LLC, Series 144A, 6.875%, 8/15/2017	338,000
900,000		Energy Future Intermediate Holding Company LLC, Sr. Secd. Note, 10.00%, 12/1/2020	960,750
129,708	[1]	FPL Energy National Wind, Note, Series 144A, 6.125%, 3/25/2019	123,849
800,000		NRG Energy, Inc., Company Guarantee, 8.25%, 9/1/2020	890,000
125,000		NRG Energy, Inc., Company Guarantee, Series WI, 7.625%, 1/15/2018	143,125
450,000		NRG Energy, Inc., Sr. Unsecd. Note, 7.875%, 5/15/2021	500,625
525,000		NRG Energy, Inc., Sr. Unsecd. Note, Series WI, 7.625%, 5/15/2019	557,812
		TOTAL	3,979,411
		Utility - Natural Gas—3.2%
1,025,000		Access Midstream Partners LP, Sr. Note, 4.875%, 5/15/2023	994,250
375,000		Chesapeake Midstream Partners LP, Sr. Unsecd. Note, Series WI, 6.125%, 7/15/2022	403,125
275,000	[1,2]	Crestwood Midstream Partners LP, Sr. Unsecd. Note, 6.125%, 3/1/2022	283,250
700,000		El Paso Corp., Sr. Unsecd. Note, 6.50%, 9/15/2020	753,287
200,000		El Paso Corp., Sr. Unsecd. Note, 7.25%, 6/1/2018	229,227
625,000		Energy Transfer Equity LP, 5.875%, 1/15/2024	619,531
400,000		Holly Energy Partners LP, Sr. Unsecd. Note, 6.50%, 3/1/2020	420,000
350,000		Inergy Midstream LP, Sr. Unsecd. Note, 6.00%, 12/15/2020	362,250
600,000	[1,2]	Kinder Morgan, Inc., Sr. Unsecd. Note, 5.625%, 11/15/2023	583,055
350,000		MarkWest Energy Partners LP, Company Guarantee, 6.75%, 11/1/2020	381,500
300,000		MarkWest Energy Partners LP, Sr. Unsecd. Note, 4.50%, 7/15/2023	282,750
341,000		MarkWest Energy Partners LP, Sr. Unsecd. Note, 6.25%, 6/15/2022	362,313
200,000		Regency Energy Partners LP, 5.50%, 4/15/2023	196,000
250,000		Regency Energy Partners LP, Series WI, 4.50%, 11/1/2023	228,750
875,000	[1,2]	Sabine Pass LNG LP, Series 144A, 5.625%, 2/1/2021	859,687
225,000	[1,2]	Sabine Pass LNG LP, Series 144A, 5.625%, 4/15/2023	211,500
300,000	[1,2]	Sabine Pass LNG LP, Series 144A, 6.25%, 3/15/2022	298,125
750,000		Southern Star Central Corp., Sr. Note, 6.75%, 3/1/2016	756,563
698,000		Suburban Propane Partners LP, Series WI, 7.375%, 8/1/2021	764,310
200,000	[1,2]	Tesoro Logistics LP, Sr. Note, 5.875%, 10/1/2020	205,500
400,000		Tesoro Logistics LP, Sr. Unsecd. Note, 5.875%, 10/1/2020	411,000
325,000		Tesoro Logistics LP, Sr. Unsecd. Note, 6.125%, 10/15/2021	336,375
		TOTAL	9,942,348
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Wireless Communications—4.0%
$275,000	[1,2]	Digicel Ltd., Series 144A, 6.00%, 4/15/2021	$266,062
100,000	[1,2]	Digicel Ltd., Sr. Note, Series 144A, 10.50%, 4/15/2018	107,500
425,000	[1,2]	Digicel Ltd., Sr. Note, Series 144A, 8.25%, 9/1/2017	444,125
200,000	[1,2]	Digicel Ltd., Sr. Unsecd. Note, Series 144A, 7.00%, 2/15/2020	203,000
1,975,000	[1,2]	Digicel Ltd., Sr. Unsecd. Note, Series 144A, 8.25%, 9/30/2020	2,056,469
225,000		MetroPCS Wireless, Inc., 6.125%, 1/15/2022	229,500
250,000		MetroPCS Wireless, Inc., 6.50%, 1/15/2024	253,750
50,000		MetroPCS Wireless, Inc., 6.731%, 4/28/2022	52,313
1,025,000		MetroPCS Wireless, Inc., Sr. Note, 6.625%, 11/15/2020	1,090,344
75,000		MetroPCS Wireless, Inc., Sr. Note, 6.633%, 4/28/2021	79,406
300,000		MetroPCS Wireless, Inc., Sr. Note, 6.836%, 4/28/2023	312,375
400,000		MetroPCS Wireless, Inc., Sr. Note, 7.875%, 9/1/2018	430,500
375,000	[1,2]	MetroPCS Wireless, Inc., Sr. Note, Series 144A, 6.625%, 4/1/2023	388,594
1,350,000		Sprint Capital Corp., Company Guarantee, 6.875%, 11/15/2028	1,279,125
1,775,000		Sprint Capital Corp., Company Guarantee, 6.90%, 5/1/2019	1,948,062
925,000	[1,2]	Sprint Capital Corp., Gtd. Note, Series 144A, 9.00%, 11/15/2018	1,116,937
750,000	[1,2]	Sprint Corp., Series 144A, 7.875%, 9/15/2023	808,125
150,000	[1,2]	Sprint Corp., Sr. Unsecd. Note, Series 144A, 7.125%, 6/15/2024	152,625
300,000	[1,2]	Sprint Nextel Corp., Series 144A, 7.00%, 3/1/2020	336,000
975,000		Sprint Nextel Corp., Sr. Unsecd. Note, 6.00%, 11/15/2022	955,500
		TOTAL	12,510,312
		Wireline Communications—0.7%
425,000		Level 3 Financing, Inc., 7.00%, 6/1/2020	452,625
300,000		Level 3 Financing, Inc., 8.875%, 6/1/2019	329,250
150,000	[1,2]	Level 3 Financing, Inc., Series 144A, 6.125%, 1/15/2021	151,875
600,000		Level 3 Financing, Inc., Series WI, 8.625%, 7/15/2020	675,000
600,000		Level 3 Financing, Inc., Sr. Unsecd. Note, Series WI, 8.125%, 7/1/2019	661,500
		TOTAL	2,270,250
		TOTAL CORPORATE BONDS (IDENTIFIED COST $287,048,303)	298,030,943
		COMMON STOCKS—0.1%
		Automotive—0.1%
10,208	[3]	General Motors Co.	417,184
2,433	[3]	Motors Liquidation Co.	78,221
		TOTAL	495,405
		Metals & Mining—0.0%
231	[3,5]	Royal Oak Ventures, Inc.	0
		Other—0.0%
71	[1,3,5]	CVC Claims Litigation LLC	0
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,533,681)	495,405
		PREFERRED STOCK—0.2%
		Financial Institutions—0.2%
600	[1,2]	Ally Financial, Inc., Pfd., Series 144A, Annual Dividend 7.00% (IDENTIFIED COST $188,868)	576,056
		WARRANTS—0.0%
		Automotive—0.0%
467	[3]	General Motors Co., Warrants	14,577
Annual Shareholder Report

Principal Amount or Shares			Value
		WARRANTS—continued
		Automotive—continued
468	[3]	General Motors Co., Warrants	$10,821
		TOTAL WARRANTS (IDENTIFIED COST $7,188)	25,398
		REPURCHASE AGREEMENT—2.3%
$7,056,000		Interest in $2,925,000,000 joint repurchase agreement 0.01%, dated 12/31/2013 under which Bank of America, N.A. will repurchase securities provided as collateral for $2,925,001,625 on 1/2/2014. The securities provided as collateral at the end of the period held with The Bank of New York Mellon, tri-party agent, were U.S. Government Agency securities with various maturities to 7/1/2042 and the market value of those underlying securities was $2,984,875,845. (AT COST)	7,056,000
		TOTAL INVESTMENTS—98.4% (IDENTIFIED COST $295,834,040)[7]	306,183,802
		OTHER ASSETS AND LIABILITIES - NET—1.6%[8]	4,894,789
		TOTAL NET ASSETS—100%	$311,078,591

1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2013, these restricted securities amounted to $118,626,110, which represented 38.1% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2013, these liquid restricted securities amounted to $118,502,261, which represented 38.1% of total net assets.
3	Non-income-producing security.
4	Issuer in default.
5	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
6	Principal amount and interest were not paid upon final maturity.
7	The cost of investments for federal tax purposes amounts to $296,333,312.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2013.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$298,030,868	$75	$298,030,943
Equity Securities:
Common Stock
Domestic	495,405	—	—	495,405
International	—	—	0	0
Preferred Stock
Domestic	—	576,056	—	576,056
Warrants	25,398	—	—	25,398
Repurchase Agreement	—	7,056,000	—	7,056,000
TOTAL SECURITIES	$520,803	$305,662,924	$75	$306,183,802
The following acronym is used throughout this portfolio:
PIK	—Payment in Kind
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$7.17	$6.76	$7.03	$6.67	$5.03
Income From Investment Operations:
Net investment income[1]	0.44	0.49	0.53	0.56	0.55
Net realized and unrealized gain (loss) on investments	0.04	0.46	(0.18)	0.36	1.78
TOTAL FROM INVESTMENT OPERATIONS	0.48	0.95	0.35	0.92	2.33
Less Distributions:
Distributions from net investment income	(0.50)	(0.54)	(0.62)	(0.56)	(0.69)
Net Asset Value, End of Period	$7.15	$7.17	$6.76	$7.03	$6.67
Total Return[2]	6.99%	14.70%	5.17%	14.73%	52.85%
Ratios to Average Net Assets:
Net expenses	0.79%	0.77%	0.79%	0.78%	0.78%
Net investment income	6.21%	7.14%	7.77%	8.41%	9.64%
Expense waiver/reimbursement[3]	—	0.00%[4]	0.00%[4]	0.00%[4]	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$246,994	$205,500	$157,842	$164,640	$168,092
Portfolio turnover	32%	33%	38%	45%	33%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$7.13	$6.73	$7.00	$6.65	$5.01
Income From Investment Operations:
Net investment income[1]	0.42	0.47	0.51	0.54	0.53
Net realized and unrealized gain (loss) on investments	0.04	0.45	(0.18)	0.36	1.78
TOTAL FROM INVESTMENT OPERATIONS	0.46	0.92	0.33	0.90	2.31
Less Distributions:
Distributions from net investment income	(0.48)	(0.52)	(0.60)	(0.55)	(0.67)
Net Asset Value, End of Period	$7.11	$7.13	$6.73	$7.00	$6.65
Total Return[2]	6.73%	14.31%	4.92%	14.38%	52.47%
Ratios to Average Net Assets:
Net expenses	1.04%	1.02%	1.04%	1.03%	1.03%
Net investment income	5.97%	6.88%	7.50%	8.16%	9.39%
Expense waiver/reimbursement[3]	—	0.00%[4]	0.00%[4]	0.00%[4]	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$64,085	$76,202	$71,867	$84,800	$81,866
Portfolio turnover	32%	33%	38%	45%	33%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
December 31, 2013
Assets:
Total investment in securities, at value (identified cost $295,834,040)		$306,183,802
Cash		219
Income receivable		5,211,414
Receivable for investments sold		67,500
Receivable for shares sold		142,050
TOTAL ASSETS		311,604,985
Liabilities:
Payable for investments purchased	$400,938
Payable for shares redeemed	89,758
Payable for Directors'/Trustees' fees (Note 5)	199
Payable for distribution services fee (Note 5)	14,860
Accrued expenses (Note 5)	20,639
TOTAL LIABILITIES		526,394
Net assets for 43,580,914 shares outstanding		$311,078,591
Net Assets Consist of:
Paid-in capital		$305,550,234
Net unrealized appreciation of investments		10,349,762
Accumulated net realized loss on investments		(23,458,285)
Undistributed net investment income		18,636,880
TOTAL NET ASSETS		$311,078,591
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$246,993,971 ÷ 34,565,688 shares outstanding, no par value, unlimited shares authorized		$7.15
Service Shares:
$64,084,620 ÷ 9,015,226 shares outstanding, no par value, unlimited shares authorized		$7.11
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended December 31, 2013
Investment Income:
Interest	$20,525,812
Dividends	42,000
TOTAL INCOME	20,567,812
Expenses:
Investment adviser fee (Note 5)	1,762,458
Administrative fee (Note 5)	229,244
Custodian fees	16,504
Transfer agent fee	29,075
Directors'/Trustees' fees (Note 5)	2,141
Auditing fees	28,000
Legal fees	8,664
Portfolio accounting fees	131,922
Distribution services fee (Note 5)	172,761
Printing and postage	97,385
Insurance premiums (Note 5)	4,634
Miscellaneous (Note 5)	4,617
TOTAL EXPENSES	2,487,405
Net investment income	18,080,407
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	3,091,203
Net change in unrealized appreciation of investments	(1,045,615)
Net realized and unrealized gain on investments	2,045,588
Change in net assets resulting from operations	$20,125,995
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended December 31	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,080,407	$18,515,936
Net realized gain on investments	3,091,203	3,195,741
Net change in unrealized appreciation/depreciation of investments	(1,045,615)	13,001,426
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	20,125,995	34,713,103
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(14,976,047)	(13,024,797)
Service Shares	(4,865,579)	(5,841,657)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(19,841,626)	(18,866,454)
Share Transactions:
Proceeds from sale of shares	103,609,223	100,963,967
Net asset value of shares issued to shareholders in payment of distributions declared	14,708,195	16,268,260
Cost of shares redeemed	(89,224,996)	(81,085,876)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	29,092,422	36,146,351
Change in net assets	29,376,791	51,993,000
Net Assets:
Beginning of period	281,701,800	229,708,800
End of period (including undistributed net investment income of $18,636,880 and $19,795,179, respectively)	$311,078,591	$281,701,800
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
December 31, 2013
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to seek high current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Service Shares may bear distribution services fees unique to that class.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2013, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2013, tax years 2010 through 2013 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at December 31, 2013, is as follows:
Security	Acquisition Date	Cost	Market Value
CVC Claims Litigation LLC	3/26/1997 – 6/18/1997	$590,616	$0
FPL Energy National Wind, Note, Series 144A, 6.125%, 3/25/2019	2/16/2005	$129,708	$123,849
Hard Rock Park Operations LLC, Sr. Secd. Note, Series 144A, 0.00%, 4/1/2012	3/23/2006	$737,477	$0
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2013		2012
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	12,538,091	$87,761,358	10,718,739	$73,230,932
Shares issued to shareholders in payment of distributions declared	1,434,784	9,842,617	1,584,590	10,426,602
Shares redeemed	(8,074,582)	(56,488,125)	(6,970,243)	(47,671,194)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	5,898,293	$41,115,850	5,333,086	$35,986,340
Year Ended December 31	2013		2012
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	2,286,348	$15,847,865	4,013,638	$27,733,035
Shares issued to shareholders in payment of distributions declared	711,342	4,865,578	890,496	5,841,658
Shares redeemed	(4,667,931)	(32,736,871)	(4,895,075)	(33,414,682)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(1,670,241)	$(12,023,428)	9,059	$160,011
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	4,228,052	$29,092,422	5,342,145	$36,146,351
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for defaulted bonds and discount accretion/premium amortization on debt securities.
For the year ended December 31, 2013, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$602,920	$(602,920)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2013 and 2012, was as follows:
	2013	2012
Ordinary income	$19,841,626	$18,866,454
Annual Shareholder Report

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$18,643,266
Net unrealized appreciation	$9,850,490
Capital loss carryforwards	$(22,965,399)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, defaulted bonds and discount accretion/premium amortization on debt securities.
At December 31, 2013, the cost of investments for federal tax purposes was $296,333,312. The net unrealized appreciation of investments for federal tax purposes was $9,850,490. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $14,929,951 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,079,461.
At December 31, 2013, the Fund had a capital loss carryforward of $22,965,399 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2016	$852,357	NA	$852,357
2017	$13,179,638	NA	$13,179,638
2018	$8,933,404	NA	$8,933,404
The Fund used capital loss carryforwards of $2,028,666 to offset capital gains realized during the year ended December 31, 2013.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2013, the fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2013, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$172,761
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2013, FSC retained $261 of fees paid by the Fund.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC and FAS) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and reimbursements) will not exceed 0.82% and 1.07% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2013, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $436,344 and $2,167,875, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2013, were as follows:
Purchases	$114,843,202
Sales	$92,253,737
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2013, there were no outstanding loans. During the year ended December 31, 2013, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2013, there were no outstanding loans. During the year ended December 31, 2013, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II (the “Fund”), as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Income Bond Fund II as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 14, 2014
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,054.60	$4.14
Service Shares	$1,000	$1,053.30	$5.43
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.17	$4.08
Service Shares	$1,000	$1,019.91	$5.35
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:
Primary Shares	0.80%
Service Shares	1.05%
Annual Shareholder Report

Shareholder Meeting Results (unaudited)
A Special Meeting of Shareholders of Federated Insurance Series (the “Trust”), of which the Fund is a portfolio, was held on October 28, 2013. On August 29, 2013, the record date for shareholders voting at the meeting, there were 314,271,313.125 total outstanding shares of the Trust.
The following item was considered by shareholders of the Trust and the results of their voting were as follows:
AGENDA ITEM
Proposal to elect certain Trustees of the Trust:1
Name	For	Withheld
John T. Collins	300,523,736.140	11,005,188.385
Maureen Lally-Green	300,308,651.177	11,220,273.348
Thomas M. O'Neill	300,886,250.634	10,642,673.891
P. Jerome Richey	300,662,760.971	10,866,163.554
1	The following Trustees continued their terms:
John F. Donahue, J. Christopher Donahue, Maureen Lally-Green (having been previously appointed by the Board), Peter E. Madden, Charles F. Mansfield, Jr., Thomas M. O'Neill (having been previously appointed by the Board), and John S. Walsh.

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
In Memoriam - John F. Cunningham, Independent Trustee
With deep sadness, Federated announces the passing of John F. Cunningham, who served as an independent member of the Board of the Federated Fund Family since 1999. Mr. Cunningham's savvy business acumen and incisive intellect made him a powerful force on the Federated Fund Board. He was an advocate for shareholders and a respected colleague within the Federated family. Mr. Cunningham enjoyed an outstanding career in technology, having served as President and in other Senior Executive positions with leading companies in the industry. Federated expresses gratitude to Mr. Cunningham for his fine contributions as a Board member, colleague and friend. He will be greatly missed.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: October 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2013
Federated High Income Bond Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2013 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
Annual Shareholder Report

While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser, noting that the overall expense structure of the Fund, after waivers and expense reimbursements, was above the median of the relevant peer group, but the Board still was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant, though not conclusive in judging the reasonableness of proposed fees.
For the periods covered by the Evaluation, the Fund's performance for the three-year and five-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in arbitrarily allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate can dramatically alter the resulting estimate of cost and/or profitability of a fund. The allocation information was considered in the analysis by the Board but was determined to be of limited use.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive. The Board agreed with this assessment.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these
Annual Shareholder Report

efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.Federatedinvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.Federatedinvestors.com/FundInformation.
Annual Shareholder Report

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated High Income Bond Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916306
CUSIP 313916843
G00844-01 (2/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2013
Share Class
Primary
Service

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Fund II (the “Fund”), based on net asset value, for the 12-month reporting period ended December 31, 2013, was 40.12% for the Primary Shares and 39.67% for the Service Shares. The Fund's benchmark, the Russell Midcap® Growth Index (the RMCGI),1 a broad-based securities market index, had a total return of 35.74% and the Morningstar Variable Underlying Mid-Cap Growth Funds Average (MVMCGFA)2 had a total return of 34.93% for the same period. The Fund's and the MVMCGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure and country allocation. These were the most significant factors affecting the Fund's performance relative to the RMCGI.
The following discussion will focus on the Fund's Primary Shares.
MARKET OVERVIEW
The stock market as a whole posted very strong returns during the 12-month reporting period. Large-cap companies underperformed mid- and small-cap companies on a relative basis. Large-cap stocks, as measured by the Standard & Poor's 500 Index (S&P 500),3 returned 32.38%. The Russell Midcap® Index,4 representing mid-cap stocks, returned 34.76%, and the Russell 2000® Index,5 representing small-cap stocks, returned 38.82%. In terms of investment style, growth stocks in the Russell Midcap® Index outperformed value stocks by 2.3% during the period. The best-performing Russell Midcap® Growth Index6 sectors were: Consumer Discretionary up 45.8%, Health Care up 39.8% and Consumer Staples up 38.5%. The weakest-performing sectors during the quarter were: Telecom Services up 12.1%, Materials up 21.8% and Information Technology up 26.7%.
During the third quarter, the Federal Reserve's (the Fed) decision to delay tapering until economic numbers improved helped fuel investor sentiment and was beneficial for the stock market. The global trend in lower commodity prices during 2013 also benefited business profits and U.S. consumers. Globally, the U.S. economy continued to lead while Europe was starting to show signs of stabilization and growth. In China, investment-led spending spurred economic growth of 7% which is clearly a slower rate than 10% growth sustained over the past several decades. Japan highlighted continued progress on their economy due to aggressive quantitative easing and fiscal stimulus. Central banks around the world kept interest rates very low and continued quantitative easing in order to continue to provide unprecedented economic stimulus. The U.S. dollar versus the euro exchange rate remained steady while the Japanese Yen continued to weaken to a new five-year low. Macroeconomic concerns still dominated the global financial news headlines. Valuations of many companies have increased significantly from depressed levels of 2008-2009, however numerous opportunities for attractive stocks were still evident in the market. Clearly global economic risks still remain; however, corporate earnings remained strong, and profit margins were at historically-high levels during the reporting period.
STOCK SELECTION
From a macroeconomic standpoint, a key factor affecting Fund performance was the continuing accommodative monetary policy by the Fed and every major central bank in the world. The cheap money policies allowed a slow but gradual recovery of the major economies. Profitability of many of the companies in which the Fund invested remained strong throughout the past year. Portfolio management continued to find attractive mid-cap growth investment opportunities–companies that were dominant competitors and that had strengthening fundamentals with the potential to deliver both near-term and long-term growth in sales and earnings. The Fund's relative outperformance, therefore, was mostly driven by strong stock selection.
The ten stocks that contributed the most to outperformance versus the RMCGI were: Yoox (+186%), Dexcom (+160%), Salix Pharmaceutical (+122%), Dyax (+116%), Alkermes (+119%), Examworks (+113%), Gilead Sciences (+104%), Samsonite International (+49%), AIG (+45%) and Cubist Pharmaceutical (+64%).
The ten stocks that most negatively affected Fund performance were: Apple (-12%), Cetip (-15%), Fairway Group (-19%), Cobalt International Energy (-25%), Protalix Biotherapeutics (-25%), Multiplan Empreendiment (-27%), Textura (-31%), Vical (-62%), Ariad Pharmaceutical (-70%) and Amarin (-75%).
Annual Shareholder Report
1

SECTOR EXPOSURE
At the end of the reporting period, approximately 74% of the portfolio was invested in four large sectors: Health Care, Industrials, Information Technology and Consumer Discretionary. These sectors have historically provided good opportunities for bottom-up growth investors. Sector and industry underweights in consumer discretionary and consumer staples both hurt relative performance. The Fund maintained higher than benchmark exposure to Health Care which benefited Fund performance. The cash position of the Fund was less than 4.0% on average throughout the reporting period.
COUNTRY ALLOCATION
Stock selection in foreign companies was a positive contributor to Fund performance; however, the allocation outside the United States hurt relative performance because U.S. stock markets generally outperformed international stock markets.7
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MVMCGFA.
3	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
4	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
5	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The index is unmanaged, and it is not possible to invest directly in an index.
6	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The index is unmanaged, and it is not possible to invest directly in an index.
7	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Kaufmann Fund II from December 31, 2003 to December 31, 2013, compared to the Russell Midcap® Growth Index (RMCGI)2 and the Morningstar Variable Underlying Mid-Cap Growth Funds Average (MVMCGFA).3
Average Annual Total Returns for the Period Ended 12/31/2013
Share Class	1 Year	5 Years	10 Years
Primary Shares	40.12%	16.84%	8.44%
Service Shares	39.67%	16.54%	8.16%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
Growth of a $10,000 Investment–PRIMARY SHARES
Growth of $10,000 as of December 31, 2013
Annual Shareholder Report
3

Growth of a $10,000 investment–SERVICE SHARES
Growth of $10,000 as of December 31, 2013
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and LMCGA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The RMCGI is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
Annual Shareholder Report
4

Portfolio of Investments Summary Table (unaudited)
At December 31, 2013, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	30.4%
Industrials	16.1%
Information Technology	15.9%
Consumer Discretionary	12.7%
Financials	9.1%
Materials	7.0%
Energy	3.8%
Consumer Staples	1.8%
Utilities	0.6%
Telecommunication Services	0.4%
U.S. Treasury Securities	0.1%
Derivative Contracts[2,3]	(0.0)%
Securities Lending Collateral[4]	0.8%
Cash Equivalents[5]	3.7%
Other Assets and Liabilities—Net[6]	(2.4)%
TOTAL	100.0%
1	Except for U.S. Treasury Securities, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents less than 0.1%.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
5

Portfolio of Investments
December 31, 2013
Shares or Principal Amount			Value
		COMMON STOCKS—97.0%
		Consumer Discretionary—12.7%
20,000	[1,2]	Committed Capital Acquisition Corp.	$111,400
13,900	[1]	Five Below, Inc.	600,480
13,000	[1]	LKQ Corp.	427,700
18,600		Las Vegas Sands Corp.	1,466,982
17,600	[1]	Melco PBL Entertainment (Macau) Ltd., ADR	690,272
8,507	[1]	Moncler SpA	184,909
533,200		NagaCorp Limited	563,160
131,300		Prada Holding SpA	1,164,112
570	[1]	Priceline.com, Inc.	662,568
14,500	[1]	RetailMeNot, Inc.	417,455
1,055,000		Samsonite International SA	3,197,258
7,600	[1]	Shutterfly, Inc.	387,068
21,300		Sinclair Broadcast Group, Inc.	761,049
8,700		Six Flags Entertainment Corp.	320,334
20,500		Starbucks Corp.	1,606,995
9,500		Whirlpool Corp.	1,490,170
28,750	[1]	Yoox SpA	1,290,305
5,000		Yum! Brands, Inc.	378,050
		TOTAL	15,720,267
		Consumer Staples—1.8%
16,000	[1]	Darling International, Inc.	334,080
22,754	[1,3]	Fairway Group Holdings Corp.	412,302
7,400	[1]	Hain Celestial Group, Inc.	671,772
21,500	[1]	Sprouts Farmers Market, Inc.	826,245
		TOTAL	2,244,399
		Energy—3.8%
13,300	[1]	Antero Resources Corp.	843,752
3,400		Core Laboratories NV	649,230
45,149		Frank's International N.V.	1,219,023
42,600	[1]	Frontline 2012 Ltd.	351,178
31,700		Halliburton Co.	1,608,775
		TOTAL	4,671,958
		Financials—9.1%
75,200		American International Group, Inc.	3,838,960
4,400		BlackRock, Inc.	1,392,468
145,714		CETIP SA-Mercados Organizado	1,495,073
55,200		EverBank Financial Corp.	1,012,368
33,300		J.P. Morgan Chase & Co.	1,947,384
4,600		Multiplan Empreendimentos Imobiliarios SA	97,383
31,300		Wells Fargo & Co.	1,421,020
		TOTAL	11,204,656
		Health Care—29.6%
62,600	[1]	Alkermes, Inc.	2,545,316
4,900		Allergan, Inc.	544,292
5,900	[1]	Biogen Idec, Inc.	1,650,525
198,000	[1]	Corcept Therapeutics, Inc.	637,560
Annual Shareholder Report
6

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
39,200	[1]	Cubist Pharmaceuticals, Inc.	$2,699,704
102,457	[1]	Dexcom, Inc.	3,628,002
328,478	[1]	Dyax Corp.	2,473,439
64,900	[1]	ExamWorks Group, Inc.	1,938,563
52,300	[1]	Express Scripts Holding Co.	3,673,552
11,568	[1]	Galapagos NV	243,486
24,600	[1]	Gilead Sciences, Inc.	1,848,690
3,148	[1]	Illumina, Inc.	348,232
32,800	[1]	Insulet Corp.	1,216,880
91,770	[1]	Nektar Therapeutics	1,041,590
27,300	[1]	NuVasive, Inc.	882,609
1,074	[1]	Pharmacyclics, Inc.	113,608
29,192	[1]	Premier, Inc.	1,073,098
173,000	[1]	Progenics Pharmaceuticals, Inc.	922,090
156,000	[1,3]	Protalix Biotherapeutics, Inc.	606,840
7,100	[1]	Puma Biotechnology, Inc.	735,063
15,432	[1]	Repligen Corp.	210,492
33,300	[1]	Salix Pharmaceuticals Ltd.	2,995,002
14,400	[1]	Seattle Genetics, Inc.	574,416
14,200		Shire Ltd.	670,633
10,900		Thermo Fisher Scientific, Inc.	1,213,715
39,000	[1]	Threshold Pharmaceuticals, Inc., Class THL	182,130
14,800	[1]	Veeva Systems, Inc.	475,080
417,213	[1]	Zogenix, Inc.	1,435,213
		TOTAL	36,579,820
		Industrials—16.1%
28,200		Air Lease Corp.	876,456
5,700		Boeing Co.	777,993
21,000		Chicago Bridge & Iron Co., NV	1,745,940
7,843	[1]	Colfax Corp.	499,521
7,200		Danaher Corp.	555,840
30,700		Expeditors International Washington, Inc.	1,358,475
22,700		Flowserve Corp.	1,789,441
22,400		Fortune Brands Home & Security, Inc.	1,023,680
2,100	[1]	IHS, Inc., Class A	251,370
11,441		KAR Auction Services, Inc.	338,082
10,091		Kansas City Southern Industries, Inc.	1,249,568
127,833		Louis XIII Holdings Ltd.	128,586
27,600	[1]	MRC Global, Inc.	890,376
7,400		MSC Industrial Direct Co.	598,438
3,800		Precision Castparts Corp.	1,023,340
62,100	[1]	RPX Corp.	1,049,490
1,100		Roper Industries, Inc.	152,548
6,300		Safran SA	437,765
38,200	[1]	Spirit Airlines, Inc.	1,734,662
4,600	[1]	Teledyne Technologies, Inc.	422,556
21,100	[1]	Verisk Analytics, Inc.	1,386,692
21,000		Wabtec Corp.	1,559,670
		TOTAL	19,850,489
Annual Shareholder Report
7

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Information Technology—15.9%
31,800		Amadeus IT Holding SA	$1,360,758
15,500		Avago Technologies Ltd.	819,795
1,100	[1]	Baidu.com, Inc., ADR	195,668
8,200	[1]	ChannelAdvisor Corp.	342,022
7,500	[1]	Check Point Software Technologies Ltd.	483,900
2,800	[1]	Cornerstone OnDemand, Inc.	149,352
6,600	[1]	CoStar Group, Inc.	1,218,228
8,646	[1]	Cvent, Inc.	314,628
5,700	[1]	Demandware, Inc.	365,484
18,900	[1]	eBay, Inc.	1,037,421
14,497	[1]	Finisar Corp.	346,768
17,200	[1]	Fleetmatics Group PLC	743,900
7,200	[1]	Guidewire Software, Inc.	353,304
1,000	[1]	IPG Photonics Corp.	77,610
2,580	[1]	LinkedIn Corp.	559,421
42,000	[1]	Microsemi Corp.	1,047,900
38,000	[1]	Moneygram International, Inc.	789,640
18,600	[1]	NCR Corp.	633,516
28,420	[1]	NIC, Inc.	706,806
35,700	[1]	NXP Semiconductors NV	1,639,701
1,100	[1]	NetSuite, Inc.	113,322
31,300	[1]	RADWARE Ltd.	562,774
9,000	[1]	Salesforce.com, Inc.	496,710
15,400	[1]	ServiceNow, Inc.	862,554
3,500	[1]	Splunk, Inc.	240,345
40,300	[1,3]	Textura Corp.	1,206,582
11,800	[1]	Tyler Technologies, Inc.	1,205,134
32,700	[1]	Vantiv, Inc.	1,066,347
3,900	[1]	Workday, Inc.	324,324
4,300	[1]	Zillow, Inc.	351,439
		TOTAL	19,615,353
		Materials—7.0%
7,131		Eagle Materials, Inc.	552,153
28,900		LyondellBasell Industries NV	2,320,092
6,245		Martin Marietta Materials	624,125
8,517		Rockwood Holdings, Inc.	612,543
6,400		Sherwin-Williams Co.	1,174,400
52,800		US Silica Holdings, Inc.	1,801,008
13,000		Westlake Chemical Corp.	1,586,910
		TOTAL	8,671,231
		Telecommunication Services—0.4%
7,200		Crown Castle International Corp.	528,696
		Utilities—0.6%
7,684		ITC Holdings Corp.	736,281
		TOTAL COMMON STOCKS (IDENTIFIED COST $71,750,990)	119,823,150
		WARRANTS—0.4%
		Health Care—0.4%
5,034	[1]	Alexza Pharmaceuticals, Inc., Warrants	1,542
17,387	[1]	Corcept Therapeutics, Inc., Warrants	16,198
Annual Shareholder Report
8

Shares or Principal Amount			Value
		WARRANTS—continued
		Health Care—continued
7,909	[1]	Cyclacel Pharmaceuticals, Inc., Warrants	$82
71,998	[1]	Dynavax Technologies Corp., Warrants	73,136
32,007	[1]	Threshold Pharmaceuticals, Inc., Warrants	83,714
128,250	[1]	Zogenix, Inc., Warrants	300,387
		TOTAL WARRANTS (IDENTIFIED COST $16,792)	475,059
		CORPORATE BONDS—0.4%
		Health Care—0.4%
$255,000		Insulet Corp., Conv. Bond, 3.75%, 6/15/2016	377,044
95,000	[4,5]	Protalix Biotherapeutics, Inc., Conv. Bond, Series 144A, 4.50%, 9/15/2018	92,673
		TOTAL CORPORATE BONDS (IDENTIFIED COST $350,000)	469,717
		U.S. TREASURY—0.1%
		U.S. Treasury Bills—0.1%
22,000	[6,7]	United States Treasury Bill, 0.025%, 1/9/2014	22,000
50,000	[6,7]	United States Treasury Bill, 0.030%, 1/2/2014	50,000
71,000	[6,7]	United States Treasury Bill, 0.085%, 5/8/2014	70,984
		TOTAL U.S. TREASURY (IDENTIFIED COST $142,985)	142,984
		REPURCHASE AGREEMENTS—4.5%
4,643,000		Interest in $2,925,000,000 joint repurchase agreement 0.01%, dated 12/31/2013 under which Bank of America, N.A. will repurchase securities provided as collateral for $2,925,001,625 on 1/2/2014. The securities provided as collateral at the end of the period held with The Bank of New York Mellon, tri-party agent, were U.S. Government Agency securities with various maturities to 7/1/2042 and the market value of those underlying securities was $2,984,875,845.	4,643,000
954,000		Interest in $2,925,000,000 joint repurchase agreement 0.01%, dated 12/31/2013 under which Bank of America, N.A. will repurchase securities provided as collateral for $2,925,001,625 on 1/2/2014. The securities provided as collateral at the end of the period held with The Bank of New York Mellon, tri-party agent, were U.S. Government Agency securities with various maturities to 7/1/2042 and the market value of those underlying securities was $2,984,875,845 (purchased with proceeds from securities lending collateral).	954,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	5,597,000
		TOTAL INVESTMENTS—102.4% (IDENTIFIED COST $77,857,767)[8]	126,507,910
		OTHER ASSETS AND LIABILITIES - NET—(2.4)%[9]	(2,956,867)
		TOTAL NET ASSETS—100%	$123,551,043
At December 31, 2013, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Foreign Currency Units to Receive	In Exchange For	Unrealized Appreciation
Contracts Sold:
1/2/2014	19,313 Brazilian Real	$8,238	$52
At December 31, 2013, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
1S&P 500 E-Mini Short Futures	12	$1,104,660	March 2014	$(39,969)
Unrealized Appreciation and Depreciation on Foreign Exchange Contracts and Futures Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report
9

1	Non-income-producing security.
2	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the “Trustees”).
3	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
4	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2013, these restricted securities amounted to $92,673, which represented 0.1% of total net assets.
5	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Trustees. At December 31, 2013, these liquid restricted securities amounted to $92,673, which represented 0.1% of total net assets.
6	Discount rate at time of purchase.
7	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
8	The cost of investments for federal tax purposes amounts to $78,513,747.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2013.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$94,911,533	$—	$111,400	$95,022,933
International	21,566,278[1]	3,233,939	—	24,800,217
Warrants	—	475,059	—	475,059
Debt Securities:
Corporate Bonds	—	469,717	—	469,717
U.S. Treasury	—	142,984	—	142,984
Repurchase Agreements	—	5,597,000	—	5,597,000
TOTAL SECURITIES	$116,477,811	$9,918,699	$111,400	$126,507,910
OTHER FINANCIAL INSTRUMENTS[2]	$(39,969)	$52	$—	$(39,917)
1	Includes $6,014,514 of common stock securities transferred from Level 2 to Level 1 because quoted prices on equity securities traded principally in foreign markets were utilized to value securities for which fair value factors were previously applied to account for significant post market close activity. Transfers shown represent the value of the securities at the beginning of the period.
2	Other financial instruments include foreign exchange contracts and futures contracts.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.06	$12.84	$14.96	$12.69	$9.80
Income From Investment Operations:
Net investment income (loss)	(0.12)[1]	(0.05)[1]	(0.09)[1]	0.09[1]	(0.00)[1,2]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	5.76	2.27	(1.88)	2.19	2.89
TOTAL FROM INVESTMENT OPERATIONS	5.64	2.22	(1.97)	2.28	2.89
Less Distributions:
Distributions from net investment income	—	—	(0.15)	(0.01)	—
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(1.48)	—	—	—	—
TOTAL DISTRIBUTIONS	(1.48)	—	(0.15)	(0.01)	—
Net Asset Value, End of Period	$19.22	$15.06	$12.84	$14.96	$12.69
Total Return[3]	40.12%	17.29%	(13.28)%	17.99%	29.49%
Ratios to Average Net Assets:
Net expenses	1.53%[4]	1.53%[4]	1.53%[4]	1.53%[4]	1.53%[4]
Net investment income (loss)	(0.75)%	(0.34)%	(0.65)%	0.67%	(0.00)%[5]
Expense waiver/reimbursement[6]	0.25%	0.34%	0.29%	0.24%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$53,392	$43,192	$43,025	$62,352	$65,698
Portfolio turnover	71%	65%	63%	58%	100%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.53%, 1.53%, 1.53%, 1.53% and 1.53% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively, after taking into account these expense reductions.
5	Represents less than 0.01%.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.79	$12.64	$14.73	$12.51	$9.69
Income From Investment Operations:
Net investment income (loss)	(0.16)[1]	(0.09)[1]	(0.13)[1]	0.06[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	5.63	2.24	(1.84)	2.16	2.85
TOTAL FROM INVESTMENT OPERATIONS	5.47	2.15	(1.97)	2.22	2.82
Less Distributions:
Distributions from net investment income	—	—	(0.12)	—	—
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	(1.48)	—	—	—	—
TOTAL DISTRIBUTIONS	(1.48)	—	(0.12)	—	—
Net Asset Value, End of Period	$18.78	$14.79	$12.64	$14.73	$12.51
Total Return[2]	39.67%	17.01%	(13.49)%	17.75%	29.10%
Ratios to Average Net Assets:
Net expenses	1.78%[3]	1.78%[3]	1.78%[3]	1.78%[3]	1.78%[3]
Net investment income (loss)	(1.00)%	(0.65)%	(0.90)%	0.47%	(0.27)%
Expense waiver/reimbursement[4]	0.25%	0.34%	0.29%	0.24%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$70,159	$51,992	$97,552	$120,887	$94,374
Portfolio turnover	71%	65%	63%	58%	100%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.78%, 1.78%, 1.78%, 1.78% and 1.78% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Statement of Assets and Liabilities
December 31, 2013
Assets:
Total investment in securities, at value including $930,375 of securities loaned (identified cost $77,857,767)		$126,507,910
Cash		572
Cash denominated in foreign currencies (identified cost $92,553)		91,697
Income receivable		33,954
Unrealized appreciation on foreign exchange contracts		52
Receivable for investments sold		11,391
Receivable for shares sold		146,094
TOTAL ASSETS		126,791,670
Liabilities:
Payable for investments purchased	$1,608,771
Payable for shares redeemed	596,757
Payable for daily variation margin	3,840
Payable for collateral due to broker for securities lending	954,000
Payable for Directors'/Trustees' fees (Note 5)	176
Payable for distribution services fee (Note 5)	14,910
Accrued expenses (Note 5)	62,173
TOTAL LIABILITIES		3,240,627
Net assets for 6,513,396 shares outstanding		$123,551,043
Net Assets Consist of:
Paid-in capital		$63,199,307
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		48,609,326
Accumulated net realized gain on investments, futures contracts and foreign currency transactions		11,742,410
TOTAL NET ASSETS		$123,551,043
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$53,392,491 ÷ 2,778,291 shares outstanding, no par value, unlimited shares authorized		$19.22
Service Shares:
$70,158,552 ÷ 3,735,105 shares outstanding, no par value, unlimited shares authorized		$18.78
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Statement of Operations
Year Ended December 31, 2013
Investment Income:
Dividends (net of foreign taxes withheld of $22,966)			$785,842
Interest (including income on securities loaned of $37,776)			54,264
TOTAL INCOME			840,106
Expenses:
Investment adviser fee (Note 5)		$1,525,109
Administrative fee (Note 5)		83,529
Custodian fees		114,371
Transfer agent fee		13,427
Directors'/Trustees' fees (Note 5)		747
Auditing fees		28,500
Legal fees		8,924
Portfolio accounting fees		65,208
Distribution services fee (Note 5)		147,834
Printing and postage		55,696
Insurance premiums (Note 5)		4,131
Miscellaneous (Note 5)		6,887
TOTAL EXPENSES		2,054,363
Waivers and Reduction:
Waiver of investment adviser fee (Note 5)	$(263,798)
Waiver of distribution services fee (Note 5)	(175)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(1,529)
TOTAL WAIVERS AND REDUCTION		(265,502)
Net expenses			1,788,861
Net investment income (loss)			(948,755)
Realized and Unrealized Gain on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			15,078,138
Net realized loss on futures contracts			(172,278)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			22,093,146
Net change in unrealized depreciation of futures contracts			(39,969)
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			36,959,037
Change in net assets resulting from operations			$36,010,282
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Statement of Changes in Net Assets
Year Ended December 31	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(948,755)	$(525,064)
Net realized gain on investments, futures contracts and foreign currency transactions	14,905,860	13,991,737
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	22,053,177	5,625,406
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	36,010,282	19,092,079
Distributions to Shareholders:
Distributions from net realized gain on investments, futures contracts and foreign currency transactions
Primary Shares	(4,141,962)	—
Service Shares	(5,031,611)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,173,573)	—
Share Transactions:
Proceeds from sale of shares	18,239,672	12,474,146
Net asset value of shares issued to shareholders in payment of distributions declared	9,173,572	—
Cost of shares redeemed	(25,882,282)	(76,960,527)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,530,962	(64,486,381)
Change in net assets	28,367,671	(45,394,302)
Net Assets:
Beginning of period	95,183,372	140,577,674
End of period (including accumulated net investment income (loss) of $0 and $(116,131), respectively)	$123,551,043	$95,183,372
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Notes to Financial Statements
December 31, 2013
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (“Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or nonexchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser') and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
16

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2013, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2013, tax years 2010 through 2013 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report
17

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage currency risk and market risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of short futures contracts held by the Fund throughout the period was $843,175. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date receivable of foreign exchange contracts sold by the Fund throughout the period was $156. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of December 31, 2013, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$930,375	$954,000
Annual Shareholder Report
18

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts			Payable for daily variation margin	$(39,969)*
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$52
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$52		$(39,969)
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2013
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Equity contracts	$(172,278)	$—	$(172,278)
Foreign exchange contracts	—	(7,703)	(7,703)
TOTAL	$(172,278)	$(7,703)	$(179,981)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Equity contracts	$(39,969)	$—	$(39,969)
Foreign exchange contracts	—	64	64
TOTAL	$(39,969)	$64	$(39,905)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2013		2012
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	173,664	$2,880,113	137,634	$1,994,721
Shares issued to shareholders in payment of distributions declared	273,758	4,141,961	—	—
Shares redeemed	(536,222)	(8,839,932)	(620,381)	(8,946,720)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(88,800)	$(1,817,858)	(482,747)	$(6,951,999)
Annual Shareholder Report
19

Year Ended December 31	2013		2012
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	925,144	$15,359,559	738,864	$10,479,425
Shares issued to shareholders in payment of distributions declared	339,515	5,031,611	—	—
Shares redeemed	(1,045,276)	(17,042,350)	(4,939,909)	(68,013,807)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	219,383	$3,348,820	(4,201,045)	$(57,534,382)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	130,583	$1,530,962	(4,683,792)	$(64,486,381)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, passive foreign investment company gains and losses, ordinary loss netting to reduce short-term capital gains, regulatory settlement proceeds and net operating loss.
For the year ended December 31, 2013, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(236,359)	$1,064,886	$(828,527)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2013 and 2012, was as follows:
	2013	2012
Long-term capital gains	$9,173,573	$—
As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$13,278,252
Net unrealized appreciation	$47,993,315
Capital loss carryforwards	$(919,831)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At December 31, 2013, the cost of investments for federal tax purposes was $78,513,747. The net unrealized appreciation of investments for federal tax purposes excluding: (a) any unrealized depreciation resulting from the translation of FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency commitments; and (c) futures contracts was $47,994,163. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $48,663,332 and net unrealized depreciation from investments for those securities having an excess of cost over value of $669,169.
At December 31, 2013, the Fund had a capital loss carryforward of $919,831 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2016	$919,831	NA	$919,831
The Fund used capital loss carryforwards of $700,850 to offset capital gains realized during the year ended December 31, 2013.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.425% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2013, the Adviser voluntarily waived $263,798 of its fee.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2013, the Sub-Adviser earned a fee of $1,257,546.
Annual Shareholder Report
20

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2013, the fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year December 31, 2013, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Service Shares	$147,834	$(175)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2013, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2013, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC and FAS) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and reimbursements) will not exceed 1.53% and 1.78% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2013, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $1,202,044 and $818,112, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund.
6. EXPENSE Reduction
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended December 31, 2013, the Fund's expenses were reduced by $1,529 under these arrangements.
Annual Shareholder Report
21

7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2013, were as follows:
Purchases	$73,719,805
Sales	$80,934,564
8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
At December 31, 2013, the diversification of countries was as follows:
Country	Percentage of Net Assets
United States	77.8%
Netherlands Antilles	6.1%
Ireland	2.7%
Luxembourg	2.6%
Italy	2.1%
Brazil	1.3%
Spain	1.1%
Cayman Islands	1.0%
Israel	0.8%
Singapore	0.7%
United Kingdom	0.5%
France	0.4%
Bermuda	0.3%
Belgium	0.2%
China	0.2%
Hong Kong	0.1%
9. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2013, there were no outstanding loans. During the year ended December 31, 2013, the Fund did not utilize the LOC.
10. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2013, there were no outstanding loans. During the year ended December 31, 2013, the program was not utilized.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2013, the amount of long-term capital gains designated by the Fund was $9,173,573.
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22

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Kaufmann Fund II (the “Fund”), as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Fund II as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 14, 2014
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,221.90	$8.57
Service Shares	$1,000	$1,220.30	$9.96
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,017.49	$7.78
Service Shares	$1,000	$1,016.23	$9.05
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:
Primary Shares	1.53%
Service Shares	1.78%
Annual Shareholder Report
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Shareholder Meeting Results (unaudited)
A Special Meeting of Shareholders of Federated Insurance Series (the “Trust”), of which the Fund is a portfolio, was held on October 28, 2013. On August 29, 2013, the record date for shareholders voting at the meeting, there were 314,271,313.125 total outstanding shares of the Trust.
The following item was considered by shareholders of the Trust and the results of their voting were as follows:
AGENDA ITEM
Proposal to elect certain Trustees of the Trust:1
Name	For	Withheld
John T. Collins	300,523,736.140	11,005,188.385
Maureen Lally-Green	300,308,651.177	11,220,273.348
Thomas M. O'Neill	300,886,250.634	10,642,673.891
P. Jerome Richey	300,662,760.971	10,866,163.554
1	The following Trustees continued their terms:
John F. Donahue, J. Christopher Donahue, Maureen Lally-Green (having been previously appointed by the Board), Peter E. Madden, Charles F. Mansfield, Jr., Thomas M. O'Neill (having been previously appointed by the Board), and John S. Walsh.
25

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
In Memoriam - John F. Cunningham, Independent Trustee
With deep sadness, Federated announces the passing of John F. Cunningham, who served as an independent member of the Board of the Federated Fund Family since 1999. Mr. Cunningham's savvy business acumen and incisive intellect made him a powerful force on the Federated Fund Board. He was an advocate for shareholders and a respected colleague within the Federated family. Mr. Cunningham enjoyed an outstanding career in technology, having served as President and in other Senior Executive positions with leading companies in the industry. Federated expresses gratitude to Mr. Cunningham for his fine contributions as a Board member, colleague and friend. He will be greatly missed.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: October 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
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Evaluation and Approval of Advisory Contract–May 2013
Federated Kaufmann Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2013 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how
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the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and how its unique approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser, noting that the overall expense structure of the Fund, after waivers and expense reimbursements, was above the median of the relevant peer group, but the Board still was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant, though not conclusive, in judging the reasonableness of proposed fees.
For the periods covered by the Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in arbitrarily allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate can dramatically alter the resulting estimate of cost and/or profitability of a fund. The allocation information was considered in the analysis by the Board but was determined to be of limited use.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive. The Board agreed with this assessment.
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The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
31

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.Federatedinvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.Federatedinvestors.com/FundInformation.
Annual Shareholder Report
32

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Kaufmann Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916827
CUSIP 313916777
28136 (2/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2013
Federated Prime Money Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2013 through December 31, 2013. This report includes a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President
Not FDIC Insured
May Lose Value
No Bank Guarantee

Portfolio of Investments Summary Tables (unaudited)
At December 31, 2013, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Commercial Paper and Notes	54.3%
Bank Instruments	30.0%
Variable Rate Instruments	5.7%
Repurchase Agreements	10.0%
Other Assets and Liabilities—Net[2,3]	0.0%
TOTAL	100.0%
At December 31, 2013, the Fund's effective maturity4 schedule was as follows:
Securities With an Effective Maturity of:	Percentage of Total Net Assets
1-7 Days	36.3%[5]
8-30 Days	24.0%
31-90 Days	23.8%
91-180 Days	12.0%
181 Days or more	3.9%
Other Assets and Liabilities—Net[2,3]	0.0%
TOTAL	100.0%
1	Commercial Paper and Notes include any fixed-rate security that is not a bank instrument. A variable rate instrument is any security which has an interest rate that resets periodically. See the Fund's Prospectus for descriptions of commercial paper, repurchase agreements and bank instruments.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
3	Represents less than 0.1%.
4	Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market mutual funds.
5	Overnight securities comprised 16.5 % of the Fund's portfolio.
Annual Shareholder Report
1

Portfolio of Investments
December 31, 2013
Principal Amount			Value
		ASSET-BACKED SECURITY—0.7%
		Finance - Equipment—0.7%
$1,062,001	[1,2]	Leaf Equipment Contract Backed Notes, Series 2013-1, Class A1, 0.320%, 10/15/2014	$1,062,001
		BANK NOTE—0.7%
		Finance - Banking—0.7%
1,000,000		Bank of America N.A., 0.240%, 1/16/2014	1,000,000
		CERTIFICATES OF DEPOSIT—30.0%
		Finance - Banking—30.0%
3,000,000		BNP Paribas SA, 0.210%—0.230%, 2/4/2014 - 3/4/2014	3,000,000
5,000,000		Bank of Tokyo-Mitsubishi UFJ Ltd., 0.210%, 3/26/2014 - 4/28/2014	5,000,000
2,000,000	[3]	Canadian Imperial Bank of Commerce, 0.304%, 1/24/2014	2,000,000
3,000,000		Credit Agricole Corporate and Investment Bank, 0.250%, 1/17/2014	3,000,000
3,000,000		Credit Suisse, Zurich, 0.240%, 4/21/2014	3,000,000
4,000,000		Deutsche Bank AG, 0.220%, 2/28/2014	4,000,000
1,000,000		Fifth Third Bank, Cincinnati, 0.300%, 1/3/2014	1,000,000
3,000,000		Natixis, 0.240%, 2/24/2014 - 3/3/2014	3,000,000
1,000,000		Rabobank Nederland NV, Utrecht, 0.275%, 3/6/2014	999,512
2,000,000	[3]	Royal Bank of Canada, Montreal, 0.280%, 1/2/2014	2,000,000
2,000,000	[3]	Royal Bank of Canada, Montreal, 0.300%, 1/2/2014	2,000,000
4,500,000		Societe Generale, Paris, 0.210%—0.240%, 3/5/2014 - 3/10/2014	4,500,000
4,000,000		Standard Chartered Bank PLC, 0.230%, 1/3/2014	4,000,000
4,000,000		Sumitomo Mitsui Banking Corp., 0.220%, 1/24/2014	4,000,000
5,000,000		Toronto Dominion Bank, 0.240%—0.320%, 3/4/2014 - 7/10/2014	5,000,000
		TOTAL CERTIFICATES OF DEPOSIT	46,499,512
		COLLATERALIZED LOAN AGREEMENTS—14.8%
		Finance - Banking—14.8%
1,000,000		BNP Paribas Securities Corp., 0.406%, 1/15/2014	1,000,000
7,000,000		Citigroup Global Markets, Inc., 0.537%, 1/2/2014	7,000,000
2,000,000		Mitsubishi UFJ Securities (USA), Inc., 0.253%, 1/22/2014	2,000,000
7,000,000		Mizuho Securities USA, Inc., 0.456%—1.166%, 1/3/2014 - 3/18/2014	7,000,000
2,000,000		RBC Capital Markets, LLC, 0.243%, 1/13/2014	2,000,000
4,000,000		Wells Fargo Securities, LLC, 0.355%, 1/21/2014	4,000,000
		TOTAL COLLATERALIZED LOAN AGREEMENTS	23,000,000
		COMMERCIAL PAPER—34.1%[4]
		Aerospace/Auto—0.5%
780,000	[1,2]	Nissan Motor Acceptance Corp., (Nissan Motor Co., Ltd. SA), 0.280%, 1/17/2014	779,903
		Containers & Packaging—0.3%
390,000	[1,2]	Bemis Co., Inc., 0.250%, 1/9/2014	389,978
		Electric Power—0.5%
780,000		Virginia Electric & Power Co., 0.250%, 1/24/2014	779,876
		Finance - Banking—18.9%
1,000,000		Barclays US Funding Corp., 0.210%, 3/19/2014	999,551
7,000,000		ING (U.S.) Funding LLC, 0.210%, 3/14/2014	6,997,060
800,000	[1,2]	JPMorgan Securities LLC, 0.300%, 4/23/2014	799,253
1,000,000	[1,2]	LMA-Americas LLC, 0.230%, 1/7/2014	999,962
6,500,000	[1,2]	Nationwide Building Society, 0.100%—0.210%, 1/2/2014 - 3/12/2014	6,499,387
2,000,000	[1,2]	Northern Pines Funding LLC, 0.210%, 3/27/2014	1,999,008
3,000,000		Standard Chartered Bank PLC, 0.200%, 1/14/2014	2,999,783
3,000,000	[1,2]	Sumitomo Mitsui Banking Corp., 0.220%, 4/1/2014	2,998,350
Annual Shareholder Report
2

Principal Amount			Value
		COMMERCIAL PAPER—continued[4]
		Finance - Banking—continued
$5,000,000	[1,2]	Westpac Banking Corp. Ltd., Sydney, 0.288%, 1/24/2014	$5,000,205
		TOTAL	29,292,559
		Finance - Commercial—6.6%
4,000,000	[1,2]	Alpine Securitization Corp., 0.180%, 1/24/2014	3,999,540
1,000,000	[1,2]	Alpine Securitization Corp., 0.190%, 2/13/2014	1,000,000
4,500,000	[1,2]	Atlantic Asset Securitization LLC, 0.010%—0.250%, 1/10/2014 - 1/15/2014	4,499,701
800,000	[1,2]	Versailles Commercial Paper LLC, 0.230%, 3/14/2014	799,632
		TOTAL	10,298,873
		Finance - Retail—5.5%
2,000,000	[1,2]	Chariot Funding LLC, 0.301%, 4/3/2014	1,998,467
3,000,000	[1,2]	Jupiter Securitization Co. LLC, 0.301%—1.000%, 4/11/2014 - 9/12/2014	2,994,933
3,500,000	[1,2]	Sheffield Receivables Corp., 0.210%—0.220%, 1/13/2014 - 1/16/2014	3,499,723
		TOTAL	8,493,123
		Oil & Oil Finance—0.5%
800,000	[1,2,3]	Devon Energy Corp., 0.315%, 1/27/2014	800,000
		Sovereign—1.3%
2,000,000	[1,2]	Caisse des Depots et Consignations (CDC), 0.235%, 6/20/2014	1,997,781
		TOTAL COMMERCIAL PAPER	52,832,093
		CORPORATE BONDS—4.0%
		Finance - Banking—0.2%
340,000	[1,2,3]	ABN Amro Bank NV, 2.006%, 1/30/2014	340,490
		Finance - Commercial—3.1%
1,000,000	[3]	General Electric Capital Corp., 1.093%, 1/7/2014	1,000,143
3,789,000		General Electric Capital Corp., 5.900%, 5/13/2014	3,865,783
		TOTAL	4,865,926
		Insurance—0.7%
1,000,000	[1,2]	Metropolitan Life Global Funding I, 2.000%, 1/9/2015	1,016,838
		TOTAL CORPORATE BONDS	6,223,254
		NOTES - VARIABLE—5.7%[3]
		Finance - Automotive—2.6%
2,000,000		Toyota Motor Credit Corp., (Toyota Motor Corp. SA), 0.243%, 1/8/2014	2,000,000
2,000,000		Toyota Motor Credit Corp., (Toyota Motor Corp. SA), 0.244%, 1/14/2014	2,000,000
		TOTAL	4,000,000
		Finance - Banking—2.3%
3,300,000		Connecticut HEFA, Series D Griffin Hospital, (Wells Fargo Bank, N.A. LOC), 0.170%, 1/2/2014	3,300,000
225,000		Lancaster, PA IDA, Snavely's Mill, Inc., Series 2003—B, (Fulton Bank, N.A. LOC), 1.400%, 1/2/2014	225,000
		TOTAL	3,525,000
		Government Agency—0.3%
500,000		Hertford County, NC Industrial Facilities & PCFA, (Series 2000A), 0.400%, 1/2/2014	500,000
		Metals—0.5%
750,000		St. James Parish, LA, (Series 2010A-1), (GTD by Nucor Corp.), 0.350%, 1/2/2014	750,000
		TOTAL NOTES - VARIABLE	8,775,000
Annual Shareholder Report
3

Principal Amount		Value
	REPURCHASE AGREEMENT—10.0%
$15,541,000	Interest in $2,925,000,000 joint repurchase agreement 0.01%, dated 12/31/2013 under which Bank of America, N.A. will repurchase securities provided as collateral for $2,925,001,625 on 1/2/2014. The securities provided as collateral at the end of the period held with The Bank of New York Mellon, tri-party agent, were U.S. Government Agency securities with various maturities to 7/1/2042 and the market value of those underlying securities was $2,984,875,845. (AT COST)	$15,541,000
	TOTAL INVESTMENTS—100.0% (AT AMORTIZED COST)[5]	154,932,860
	OTHER ASSETS AND LIABILITIES - NET—0.0%[6]	40,600
	TOTAL NET ASSETS—100%	$154,973,460
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2013, these restricted securities amounted to $43,475,152, which represented 28.1% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2013, these liquid restricted securities amounted to $43,475,152, which represented 28.1% of total net assets.
3	Denotes a variable rate security with current rate and next reset date shown.
4	Discount rate at time of purchase.
5	Also represents cost for federal tax purposes.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2013.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of December 31, 2013, all investments of the Fund are valued at amortized cost, which is considered a Level 2 input, in valuing the Fund's assets.
The following acronyms are used throughout this portfolio:
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
IDA	—Industrial Development Authority
LOC	—Letter of Credit
PCFA	—Pollution Control Finance Authority
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
4

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	—	—	—	0.000[1]	0.005
Net realized gain (loss) on investments	0.000[1]	0.000[1]	(0.000)[1]	(0.000)[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	0.000[1]	0.000[1]	(0.000)[1]	(0.000)[1]	0.005
Less Distributions:
Distributions from net investment income	—	—	—	(0.000)[1]	(0.005)
Distributions from net realized gain on investments	—	—	—	(0.000)[1]	(0.000)[1]
TOTAL DISTRIBUTIONS	—	—	—	(0.000)[1]	(0.005)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	0.00%	0.00%	0.00%	0.00%[3]	0.45%
Ratios to Average Net Assets:
Net expenses	0.27%	0.40%	0.36%	0.41%	0.65%
Net investment income	0.00%	0.00%	0.00%	0.00%[3]	0.48%
Expense waiver/reimbursement[4]	0.41%	0.26%	0.32%	0.24%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$154,973	$174,541	$204,124	$213,825	$80,265
1	Represents less than $0.001.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	Represents less than 0.01%.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
5

Statement of Assets and Liabilities
December 31, 2013
Assets:
Investment in repurchase agreements	$15,541,000
Investment in securities	139,391,860
Total investment in securities, at amortized cost and fair value		$154,932,860
Cash		1,489
Income receivable		73,223
Receivable for shares sold		320,080
TOTAL ASSETS		155,327,652
Liabilities:
Payable for shares redeemed	334,121
Payable to adviser (Note 5)	5,932
Payable for Directors'/Trustees' fees (Note 5)	311
Accrued expenses (Note 5)	13,828
TOTAL LIABILITIES		354,192
Net assets for 154,974,376 shares outstanding		$154,973,460
Net Assets Consist of:
Paid-in capital		$154,973,925
Accumulated net realized loss on investments		(465)
TOTAL NET ASSETS		$154,973,460
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$154,973,460 ÷ 154,974,376 shares outstanding, no par value, unlimited shares authorized		$1.00
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
6

Statement of Operations
Year Ended December 31, 2013
Investment Income:
Interest		$435,851
Expenses:
Investment adviser fee (Note 5)	$800,500
Administrative fee (Note 5)	124,945
Custodian fees	13,047
Transfer agent fee	4,246
Directors'/Trustees' fees (Note 5)	1,648
Auditing fees	21,500
Legal fees	8,664
Portfolio accounting fees	45,488
Printing and postage	67,728
Insurance premiums (Note 5)	4,294
Miscellaneous (Note 5)	1,570
TOTAL EXPENSES	1,093,630
Waiver of investment adviser fee (Note 5)	(657,779)
Net expenses		435,851
Net investment income		—
Net realized gain on investments		482
Change in net assets resulting from operations		$482
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
7

Statement of Changes in Net Assets
Year Ended December 31	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income	$—	$—
Net realized gain on investments	482	4
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	482	4
Share Transactions:
Proceeds from sale of shares	111,170,875	88,477,823
Cost of shares redeemed	(130,738,603)	(118,060,810)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(19,567,728)	(29,582,987)
Change in net assets	(19,567,246)	(29,582,983)
Net Assets:
Beginning of period	174,540,706	204,123,689
End of period	$154,973,460	$174,540,706
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Notes to Financial Statements
December 31, 2013
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Prime Money Market Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
Securities are valued at amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If amortized cost is determined not to approximate fair value, the value of the portfolio securities will be determined under procedures established by and under the general supervision of the Trustees.
The Fund's Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the comparison of amortized cost to market-based value. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of monitoring the relationship of market-based value and amortized cost. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly.
Premium and Discount Amortization
All premiums and discounts are amortized/accreted using the effective-interest-rate method.
Annual Shareholder Report
9

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2013, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2013, tax years 2010 through 2013 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2013	2012
Shares sold	111,170,875	88,477,823
Shares redeemed	(130,738,603)	(118,060,810)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(19,567,728)	(29,582,987)
4. FEDERAL TAX INFORMATION
As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforwards	$(465)
At December 31, 2013, the Fund had a capital loss carryforward of $465 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2018	$465	NA	$465
The Fund used capital loss carryforwards of $482 to offset capital gains realized during the year ended December 31, 2013.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.50% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2013, the Adviser voluntarily waived $657,779 of its fee.
Annual Shareholder Report
10

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2013, the fee paid to FAS was 0.078% of average daily net assets of the Fund.
Expense Limitation
Due to the possibility of changes in market conditions and other factors, there can be no assurance that the level of waivers/reimbursement/reduction of Fund expenses reflected in the financial highlights will be maintained in the future. However, the adviser and certain of its affiliates (which may include FSC and FAS) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.67% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund.
6. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2013, there were no outstanding loans. During the year ended December 31, 2013, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2013, there were no outstanding loans. During the year ended December 31, 2013, the program was not utilized.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED PRIME MONEY FUND I I:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Prime Money Fund II (the “Fund”), as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Prime Money Fund II as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 14, 2013
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1,2]
Actual	$1,000	$1,000.00	$1.31
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,023.89	$1.33
1	Expenses are equal to the Fund's annualized net expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
2	Actual and Hypothetical expenses paid during the period, utilizing the Fund's current Fee Limit of 0.67% (as reflected in the Notes to Financial Statements, Note 5 under Expense Limitation), multiplied by the average account value over the period, multiplied by 184/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $3.38 and $3.41, respectively.
Annual Shareholder Report
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Shareholder Meeting Results (unaudited)
A Special Meeting of Shareholders of Federated Insurance Series (the “Trust”), of which the Fund is a portfolio, was held on October 28, 2013. On August 29, 2013, the record date for shareholders voting at the meeting, there were 314,271,313.125 total outstanding shares of the Trust.
The following item was considered by shareholders of the Trust and the results of their voting were as follows:
AGENDA ITEM
Proposal to elect certain Trustees of the Trust:1
Name	For	Withheld
John T. Collins	300,523,736.140	11,005,188.385
Maureen Lally-Green	300,308,651.177	11,220,273.348
Thomas M. O'Neill	300,886,250.634	10,642,673.891
P. Jerome Richey	300,662,760.971	10,866,163.554
1	The following Trustees continued their terms:
John F. Donahue, J. Christopher Donahue, Maureen Lally-Green (having been previously appointed by the Board), Peter E. Madden, Charles F. Mansfield, Jr., Thomas M. O'Neill (having been previously appointed by the Board), and John S. Walsh.
14

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
In Memoriam - John F. Cunningham, Independent Trustee
With deep sadness, Federated announces the passing of John F. Cunningham, who served as an independent member of the Board of the Federated Fund Family since 1999. Mr. Cunningham's savvy business acumen and incisive intellect made him a powerful force on the Federated Fund Board. He was an advocate for shareholders and a respected colleague within the Federated family. Mr. Cunningham enjoyed an outstanding career in technology, having served as President and in other Senior Executive positions with leading companies in the industry. Federated expresses gratitude to Mr. Cunningham for his fine contributions as a Board member, colleague and friend. He will be greatly missed.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: October 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2013
Federated Prime Money Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2013 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
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While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relative indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser, noting that the overall expense structure of the Fund, after waivers and expense reimbursements, was above the median of the relevant peer group, but the Board still was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant, though not conclusive, in judging the reasonableness of proposed fees.
The Fund's performance fell below the median of the relevant peer group for the one-year period covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in arbitrarily allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate can dramatically alter the resulting estimate of cost and/or profitability of a fund. The allocation information was considered in the analysis by the Board but was determined to be of limited use.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive. The Board agreed with this assessment.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these
Annual Shareholder Report
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efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
20

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.Federatedinvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.Federatedinvestors.com/FundInformation.
Annual Shareholder Report
21

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Prime Money Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916504
G00842-01 (2/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2013
Share Class
Primary
Service

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2013 through December 31, 2013. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Quality Bond Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2013, was 1.04% for the Primary Shares and 0.75% for the Service Shares. The total return of the Fund's Primary shares consisted of 4.18% current income and 3.14% of depreciation in the net asset value of the Fund's shares. The total return of the Barclays U.S. Intermediate Credit Bond Index (BICI),1 the Fund's broad-based securities market index, was -0.17% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BICI.
During the 12-month reporting period, the most significant factors affecting the Fund's performance relative to the BICI were: (a) the selection of various industries and sectors of the corporate bond market along with the extra yield earned in these sectors; (b) the selection of individual securities; (c) overall interest rate sensitivity of the portfolio, as measured by the effective duration2 of the portfolio; (d) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities); and (e) the use of derivatives3 to execute the duration and yield curve strategies employed throughout the year.
The following discussion will focus on the performance of the Fund's Primary Shares.
Market Overview
Investors spent 2013 anguishing over monetary policy, wondering when, and to what degree, the Federal Reserve (the Fed) would “taper,” or scale back, the quantitative easing program (QE) of buying longer-term Treasuries and mortgage-backed securities4 to hold down yields and help the housing market and consumer and business borrowing costs. The announcement to taper QE finally came on December 18th. Interest rates were volatile throughout the year, first down slightly through early May, then up 135 basis points (bps) through early September, then down 50 bps through late October, then back up another 60 bps. Stronger economic statistics towards year-end also fueled investor worries that the QE tapering would be even worse than the Fed was indicating.
Treasury interest rates finished the year up significantly (10-130 bps), with the greatest rise in the seven-year part of the yield curve. The five-year Treasury yield stood at 1.74% at year-end 2013, compared to 0.72% at the prior year-end. The BICI outperformed similar duration Treasuries for the year by 1.76% after outperforming them by 6.14% in 2012.
INDUSTRY and CREDIT Sector SELECTION
At the end of the 12-month reporting period, corporate bonds totaled 96.9% of the portfolio. The Fund's overweight to Banking, Brokerage, Finance Company and Consumer Cyclical credits relative to the BICI (and consequently an underweight to Food & Beverage, Retail Sales and Sovereigns relative to the BICI) added significantly to Fund outperformance. Coming into the year, the additional yield offered in these overweighted sectors relative to other sectors in the BICI, also added to Fund outperformance. These two factors had the greatest positive impact on Fund performance for the year.
Security Selection
Overall, security selection had a very positive effect on Fund performance during the 12-month reporting period relative to the BICI. The Banking (Barclays, Citigroup, Goldman Sachs and Morgan Stanley), Brokerage (Jefferies Group), Insurance (ILFC and Mass Mutual) and Electric (Bruce Mansfield) sectors added to Fund performance. On the other hand, the Fund's exposure to Gold Miners (Gold Fields, Goldcorp, Anglogold and Barrick) and two isolated credits (BMC Software and Discover Financial) detracted from Fund performance, but not enough to offset the positives. Portfolio trading (timing of securities purchases and sales) also added significantly to Fund performance during the reporting period.
Annual Shareholder Report
1

Interest Rate, Yield Curve and Derivative Exposure
Active management of the portfolio's overall interest rate sensitivity (portfolio effective duration) was a significant positive contributor to Fund performance. Over the 12-month reporting period, relative to the BICI, the Fund had, on average, a lesser interest rate sensitivity (91%) than the BICI, during a period of rising interest rates.5
Active management of the portfolio's yield curve exposures detracted from Fund performance over the 12-month reporting period. Relative to the BICI, the Fund held mostly intermediate maturity securities (five-year to ten-year maturities) and avoided holding relatively short (two-year maturity or less) and very long maturities (greater than ten-year maturity). As a result, the Fund was poorly positioned in the parts of the yield curve where bond prices decreased by a relatively larger amount compared to the BICI, which detracted from Fund performance.
Although the use of Treasury note and bond futures contracts added to the total return of the Fund (due to a large short Treasury futures position for most of the year), futures played a negative role over the 12-month reporting period in executing the Fund's strategies in yield curve exposure management.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BICI.
2	Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
3	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
4	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II from December 31, 2003 to December 31, 2013, compared to the Barclays U.S. Intermediate Credit Bond Index (BICI).2
Average Annual Total Returns for the Period Ended 12/31/2013
Share Class	1 Year	5 Years	10 Years
Primary Shares	1.04%	8.18%	4.70%
Service Shares	0.75%	7.91%	4.43%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report
2

Growth of a $10,000 Investment–PRIMARY SHARES
Growth of $10,000 as of December 31, 2013
Growth of a $10,000 Investment–Service Shares
Growth of $10,000 as of December 31, 2013
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BICI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The Barclays U.S. Intermediate Credit Bond Index is an unmanaged index that consists of dollar-denominated, investment-grade, publicly issued securities with a maturity of between one and ten years, a minimum amount outstanding of $250 million and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2013, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Corporate Debt Securities	95.4%
Foreign Government Debt Securities	0.7%
Collateralized Mortgage Obligations	0.6%
U.S. Treasury and Agency Securities[2]	0.2%
Mortgage-Backed Securities[3]	0.1%
Municipal Bond	0.1%
Derivative Contracts[4]	0.0%
Cash Equivalents[5]	1.4%
Other Assets and Liabilities—Net[6]	1.5%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	For purposes of this table, U.S. Treasury and Agency Securities do not include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs).
3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by GSEs.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2013
Principal Amount			Value
		CORPORATE BONDS—95.4%
		Basic Industry - Chemicals—1.8%
$300,000		Eastman Chemical Co., Sr. Unsecd. Note, 5.50%, 11/15/2019	$330,678
640,000		FMC Corp., Sr. Unsecd. Note, 3.95%, 2/1/2022	639,927
410,000	[1,2]	Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 4.00%, 12/7/2015	426,544
800,000	[1,2]	Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 6.00%, 12/10/2019	876,140
1,290,000		RPM International, Inc., 6.50%, 2/15/2018	1,462,359
900,000		RPM International, Inc., Sr. Unsecd. Note, 6.125%, 10/15/2019	1,010,014
114,000		Rohm & Haas Co., 6.00%, 9/15/2017	129,384
		TOTAL	4,875,046
		Basic Industry - Metals & Mining—6.5%
1,000,000		Alcoa, Inc., 5.87%, 2/23/2022	1,032,455
750,000		Allegheny Technologies, Inc., Sr. Note, 9.375%, 6/1/2019	916,855
750,000	[1,2]	Anglo American Capital PLC, Company Guarantee, Series 144A, 2.625%, 4/3/2017	756,106
100,000	[1,2]	Anglo American Capital PLC, Company Guarantee, Series 144A, 4.45%, 9/27/2020	100,293
630,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.50%, 4/15/2040	491,483
1,000,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 5.125%, 8/1/2022	862,757
750,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 8.50%, 7/30/2020	778,200
660,000		ArcelorMittal, Sr. Unsecd. Note, 5.00%, 2/25/2017	711,150
300,000		ArcelorMittal, Sr. Unsecd. Note, 5.75%, 8/5/2020	319,500
80,000		ArcelorMittal, Sr. Unsecd. Note, 7.25%, 3/1/2041	76,800
770,000		Barrick Gold Corp., Sr. Unsecd. Note, 6.95%, 4/1/2019	889,328
230,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.45%, 3/1/2023	220,758
850,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.20%, 7/15/2021	870,653
1,020,000	[1,2]	Gerdau S.A., Company Guarantee, Series 144A, 5.75%, 1/30/2021	1,045,500
700,000	[1,2]	Gold Fields Orogen Holding BVI Ltd., Company Guarantee, Series 144A, 4.875%, 10/7/2020	568,932
2,820,000		Goldcorp, Inc., Sr. Unsecd. Note, 3.70%, 3/15/2023	2,522,944
280,000	[1,2]	Hyundai Steel Co., Sr. Unsecd. Note, Series 144A, 4.625%, 4/21/2016	295,556
470,000	[1,2]	Newcrest Finance Property Ltd., Sr. Unsecd. Note, Series 144A, 4.20%, 10/1/2022	375,645
1,200,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.50%, 4/15/2023	1,177,498
435,000		Rio Tinto Finance USA Ltd., Company Guarantee, 6.50%, 7/15/2018	513,783
1,570,000		Southern Copper Corp., Sr. Unsecd. Note, 3.50%, 11/8/2022	1,454,895
1,430,000		Worthington Industries, Inc., Sr. Unsecd. Note, 6.50%, 4/15/2020	1,528,317
		TOTAL	17,509,408
		Basic Industry - Paper—0.8%
440,000		Plum Creek Timberlands LP, Sr. Unsecd. Note, 3.25%, 3/15/2023	395,790
460,000		Plum Creek Timberlands LP, Sr. Unsecd. Note, 4.70%, 3/15/2021	476,994
250,000		Westvaco Corp., 7.65%, 3/15/2027	263,026
900,000		Westvaco Corp., Sr. Deb., 7.50%, 6/15/2027	940,971
		TOTAL	2,076,781
		Capital Goods - Aerospace & Defense—0.7%
1,619,000	[1,2]	Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 9/16/2023	1,627,095
320,000		Rockwell Collins, Inc., Sr. Unsecd. Note, 3.10%, 11/15/2021	312,305
		TOTAL	1,939,400
		Capital Goods - Building Materials—0.7%
620,000		Masco Corp., Sr. Unsecd. Note, 7.125%, 3/15/2020	710,835
1,020,000		Valmont Industries, Inc., Sr. Unsecd. Note, 6.625%, 4/20/2020	1,144,675
		TOTAL	1,855,510
Annual Shareholder Report
5

Principal Amount			Value
		CORPORATE BONDS—continued
		Capital Goods - Construction Machinery—0.4%
$1,010,000		AGCO Corp., Sr. Unsecd. Note, 5.875%, 12/1/2021	$1,078,843
		Capital Goods - Diversified Manufacturing—1.5%
450,000		ABB Finance USA, Inc., Sr. Unsecd. Note, 2.875%, 5/8/2022	425,358
360,000		Avery Dennison Corp., Sr. Unsecd. Note, 5.375%, 4/15/2020	367,149
1,045,000		Harsco Corp., 5.75%, 5/15/2018	1,097,353
1,190,000		Pentair, Ltd., Company Guarantee, 5.00%, 5/15/2021	1,244,219
910,000	[1,2]	Textron Financial Corp., Jr. Sub. Note, Series 144A, 6.00%, 2/15/2067	819,000
		TOTAL	3,953,079
		Capital Goods - Packaging—0.8%
470,000		Packaging Corp. of America, Sr. Unsecd. Note, 3.90%, 6/15/2022	456,747
640,000		Rock-Tenn Co., Sr. Unsecd. Note, 4.00%, 3/1/2023	611,464
300,000		Rock-Tenn Co., Sr. Unsecd. Note, 4.45%, 3/1/2019	316,636
650,000		Sonoco Products Co., Sr. Unsecd. Note, 5.75%, 11/1/2040	688,355
		TOTAL	2,073,202
		Communications - Media & Cable—0.5%
270,000	[1,2]	Cox Communications, Inc., Series 144A, 3.25%, 12/15/2022	244,402
1,090,000		DIRECTV Holdings LLC, Company Guarantee, 5.00%, 3/1/2021	1,145,363
100,000		Time Warner Cable, Inc., Company Guarantee, 5.50%, 9/1/2041	82,878
		TOTAL	1,472,643
		Communications - Media Noncable—2.0%
1,250,000		Discovery Communications LLC, Company Guarantee, 5.05%, 6/1/2020	1,364,770
1,679,000		Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 2.25%, 11/15/2017	1,656,110
530,000		Moody's Corp., Sr. Unsecd. Note, 5.50%, 9/1/2020	561,702
200,000	[1,2]	News America, Inc., Sr. Unsecd. Note, Series 144A, 4.00%, 10/1/2023	197,743
595,000		Omnicom Group, Inc., Sr. Unsecd. Note, 3.625%, 5/1/2022	576,379
390,000	[1,2]	Pearson Funding Five PLC, Sr. Unsecd. Note, Series 144A, 3.25%, 5/8/2023	351,695
900,000		WPP Finance 2010, Sr. Unsecd. Note, 5.125%, 9/7/2042	819,787
		TOTAL	5,528,186
		Communications - Telecom Wireless—3.5%
780,000		America Movil S.A.B. de C.V., 3.125%, 7/16/2022	720,919
600,000		American Tower Corp., Sr. Unsecd. Note, 3.40%, 2/15/2019	611,216
1,000,000		American Tower Corp., Sr. Unsecd. Note, 4.50%, 1/15/2018	1,071,795
4,300,000	[1,2]	Crown Castle Towers LLC, Sr. Secd. Note, Series 144A, 5.495%, 1/15/2017	4,659,747
720,000	[1,2]	SBA Tower Trust, Series 144A, 5.101%, 4/17/2017	777,645
1,620,000		Telefonaktiebolaget LM Ericsson, Sr. Unsecd. Note, 4.125%, 5/15/2022	1,575,082
		TOTAL	9,416,404
		Communications - Telecom Wirelines—1.9%
1,000,000		CenturyLink, Inc., Sr. Note, Series Q, 6.15%, 9/15/2019	1,060,000
1,000,000		Rogers Communications, Inc., Company Guarantee, 6.80%, 8/15/2018	1,192,483
730,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 3.192%, 4/27/2018	743,846
250,000		Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	276,078
1,735,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.15%, 9/15/2023	1,863,494
		TOTAL	5,135,901
		Consumer Cyclical - Automotive—5.3%
1,300,000	[1,2]	Daimler Finance NA LLC, Company Guarantee, 2.95%, 1/11/2017	1,342,900
700,000	[1,2]	Daimler Finance NA LLC, Company Guarantee, Series 144A, 1.875%, 1/11/2018	689,886
575,000	[1,2]	Daimler Finance NA LLC, Sr. Unsecd. Note, 2.625%, 9/15/2016	594,955
1,300,000		Ford Motor Co., Sr. Unsecd. Note, 4.75%, 1/15/2043	1,172,709
1,650,000		Ford Motor Credit Co., Sr. Unsecd. Note, 2.375%, 1/16/2018	1,667,294
850,000		Ford Motor Credit Co., Sr. Unsecd. Note, 3.00%, 6/12/2017	883,809
Annual Shareholder Report
6

Principal Amount			Value
		CORPORATE BONDS—continued
		Consumer Cyclical - Automotive—continued
$950,000		Ford Motor Credit Co., Sr. Unsecd. Note, 4.25%, 9/20/2022	$954,675
420,000	[1,2]	Harley-Davidson Financial Services, Inc., Company Guarantee, Series 144A, 3.875%, 3/15/2016	443,166
460,000	[1,2]	Harley-Davidson Financial Services, Inc., Sr. Unsecd. Note, Series 144A, 2.70%, 3/15/2017	471,760
900,000	[1,2]	Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 2.875%, 8/9/2018	903,938
990,000	[1,2]	Hyundai Capital Services, Inc., Note, 6.00%, 5/5/2015	1,053,200
480,000		Johnson Controls, Inc., Sr. Unsecd. Note, 5.00%, 3/30/2020	524,497
1,600,000	[1,2]	RCI Banque SA, Sr. Unsecd. Note, 3.50%, 4/3/2018	1,631,475
740,000	[1,2]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 4.60%, 4/12/2016	784,654
1,000,000	[1,2]	Volkswagen International Finance NV, Company Guarantee, Series 144A, 2.375%, 3/22/2017	1,027,892
		TOTAL	14,146,810
		Consumer Cyclical - Entertainment—1.6%
1,000,000	[1]	Football Trust V, Pass Thru Cert., Series 144A, 5.35%, 10/5/2020	1,080,610
1,890,000		NBC Universal, Inc., Sr. Unsecd. Note, 5.15%, 4/30/2020	2,113,056
800,000		Time Warner, Inc., Deb., 8.375%, 3/15/2023	920,415
250,000		Viacom, Inc., 2.50%, 9/1/2018	252,164
		TOTAL	4,366,245
		Consumer Cyclical - Lodging—0.7%
450,000		Choice Hotels International, Inc., Company Guarantee, 5.70%, 8/28/2020	475,875
275,000		Hyatt Hotels Corp., Sr. Unsecd. Note, 3.375%, 7/15/2023	252,204
1,250,000		Marriott International, Inc., Sr. Unsecd. Note, 3.00%, 3/1/2019	1,259,526
		TOTAL	1,987,605
		Consumer Cyclical - Retailers—0.4%
800,000		Advance Auto Parts, Inc., 4.50%, 12/1/2023	799,893
370,000		O'Reilly Automotive, Inc., Company Guarantee, 4.875%, 1/14/2021	387,924
		TOTAL	1,187,817
		Consumer Cyclical - Services—0.4%
250,000		Boston University, Series MTNA, 7.625%, 7/15/2097	295,752
350,000		Expedia, Inc., Company Guarantee, 5.95%, 8/15/2020	378,925
370,000		University of Southern California, Sr. Unsecd. Note, 5.25%, 10/1/2111	390,385
		TOTAL	1,065,062
		Consumer Non-Cyclical - Food/Beverage—2.9%
900,000		Coca-Cola Femsa S.A.B de C.V., Sr. Unsecd. Note, 4.625%, 2/15/2020	954,000
1,410,000		ConAgra Foods, Inc., Sr. Unsecd. Note, 3.20%, 1/25/2023	1,309,535
660,000	[1,2]	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 4.50%, 1/25/2022	655,201
2,050,000	[1,2]	Kerry Group Financial Services, Sr. Unsecd. Note, Series 144A, 3.20%, 4/9/2023	1,856,861
1,610,000	[1,2]	Pernod-Ricard SA, Sr. Unsecd. Note, 4.25%, 7/15/2022	1,606,408
800,000	[1,2]	SABMiller Holdings, Inc., Company Guarantee, Series 144A, 2.45%, 1/15/2017	819,511
475,000		Tyson Foods, Inc., Sr. Unsecd. Note, 4.50%, 6/15/2022	483,776
		TOTAL	7,685,292
		Consumer Non-Cyclical - Health Care—0.3%
270,000		Laboratory Corp. of America Holdings, Sr. Unsecd. Note, 3.75%, 8/23/2022	261,619
650,000		Stryker Corp., Sr. Unsecd. Note, 1.30%, 4/1/2018	631,757
		TOTAL	893,376
		Consumer Non-Cyclical - Pharmaceuticals—0.1%
300,000		Dentsply International, Inc., Sr. Unsecd. Note, 2.75%, 8/15/2016	308,865
		Consumer Non-Cyclical - Supermarkets—0.3%
610,000		Kroger Co., Bond, 6.90%, 4/15/2038	710,601
		Consumer Non-Cyclical - Tobacco—0.3%
400,000		Altria Group, Inc., Sr. Unsecd. Note, 4.00%, 1/31/2024	391,109
Annual Shareholder Report
7

Principal Amount			Value
		CORPORATE BONDS—continued
		Consumer Non-Cyclical - Tobacco—continued
$360,000		Lorillard Tobacco Co., Sr. Unsecd. Note, 7.00%, 8/4/2041	$391,580
		TOTAL	782,689
		Energy - Independent—0.9%
232,000		Apache Corp., Sr. Unsecd. Note, 3.25%, 4/15/2022	228,652
1,000,000		Petroleos Mexicanos, 6.50%, 6/2/2041	1,050,000
800,000		Petroleos Mexicanos, Company Guarantee, 5.50%, 1/21/2021	864,000
20,000		Petroleos Mexicanos, Company Guarantee, Series WI, 4.875%, 3/15/2015	21,040
140,764	[1,2]	Tengizchevroil LLP, Series 144A, 6.124%, 11/15/2014	143,869
		TOTAL	2,307,561
		Energy - Integrated—2.5%
1,000,000		BP Capital Markets PLC, Sr. Unsecd. Note, 3.994%, 9/26/2023	1,010,633
530,000	[1,2]	CNPC Hong Kong Overseas Capital Ltd., Company Guarantee, Series 144A, 5.95%, 4/28/2041	563,986
750,000		Husky Energy, Inc., Sr. Unsecd. Note, 3.95%, 4/15/2022	740,507
1,250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	1,446,391
975,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 4.375%, 5/20/2023	877,041
1,000,000		Petrobras International Finance Co., Sr. Unsecd. Note, 5.375%, 1/27/2021	996,205
965,000		Phillips 66, Sr. Unsecd. Note, 4.30%, 4/1/2022	980,950
		TOTAL	6,615,713
		Energy - Oil Field Services—1.1%
280,000		Nabors Industries, Inc., Company Guarantee, 5.00%, 9/15/2020	291,431
1,100,000	[1,2]	Nabors Industries, Inc., Sr. Unsecd. Note, Series 144A, 5.10%, 9/15/2023	1,091,505
450,000		Noble Holding International Ltd., Company Guarantee, 4.90%, 8/1/2020	475,037
1,000,000		Weatherford International Ltd., 6.00%, 3/15/2018	1,122,853
		TOTAL	2,980,826
		Energy - Refining—0.5%
215,000		Valero Energy Corp., 7.50%, 4/15/2032	261,532
240,000		Valero Energy Corp., 9.375%, 3/15/2019	309,487
635,000		Valero Energy Corp., Sr. Unsecd. Note, 6.625%, 6/15/2037	724,508
		TOTAL	1,295,527
		Financial Institution - Banking—19.1%
1,180,000		Associated Banc-Corp., Sr. Unsecd. Note, 5.125%, 3/28/2016	1,261,896
1,500,000		Bank of America Corp., Sr. Unsecd. Note, 5.00%, 5/13/2021	1,639,614
825,000		Bank of America Corp., Sr. Unsecd. Note, 5.75%, 12/1/2017	939,391
1,000,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 2.00%, 1/11/2018	998,742
600,000		Bank of Montreal, Sr. Unsecd. Note, Series MTN, 1.45%, 4/9/2018	584,573
3,000,000	[1,2]	Barclays Bank PLC, Jr. Sub. Note, Series 144A, 5.926%, 9/29/2049	3,180,000
620,000		Capital One Bank, Sr. Unsecd. Note, Series BKNT, 2.15%, 11/21/2018	617,064
2,500,000		Citigroup, Inc., Sr. Note, 5.375%, 8/9/2020	2,844,820
640,000		Citigroup, Inc., Sr. Unsecd. Note, 4.45%, 1/10/2017	693,896
150,000		Citigroup, Inc., Sr. Unsecd. Note, 4.50%, 1/14/2022	159,005
735,000		Citigroup, Inc., Sr. Unsecd. Note, 6.875%, 3/5/2038	904,010
480,000		City National Corp., Sr. Unsecd. Note, 5.25%, 9/15/2020	515,622
1,000,000		Comerica Bank, Sub. Note, 5.20%, 8/22/2017	1,101,579
610,000		Fifth Third Bancorp, Sr. Unsecd. Note, 3.625%, 1/25/2016	641,145
1,000,000		Fifth Third Bancorp, Sub., 5.45%, 1/15/2017	1,099,407
900,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.125%, 1/15/2015	940,368
2,900,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.25%, 2/1/2041	3,342,685
1,840,000		HSBC USA, Inc., Sr. Unsecd. Note, 1.625%, 1/16/2018	1,815,292
2,000,000		JP Morgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	1,864,654
1,000,000		JP Morgan Chase & Co., Sr. Unsecd. Note, 4.50%, 1/24/2022	1,058,051
Annual Shareholder Report
8

Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$2,440,000		Manufacturers & Traders Trust Co., Sub. Note, Series BKNT, 5.629%, 12/1/2021	$2,531,500
1,100,000		Morgan Stanley, Sr. Unsecd. Note, 3.45%, 11/2/2015	1,145,507
3,900,000		Morgan Stanley, Sr. Unsecd. Note, 3.80%, 4/29/2016	4,127,596
600,000		Morgan Stanley, Sr. Unsecd. Note, 4.75%, 3/22/2017	655,055
500,000		Morgan Stanley, Sr. Unsecd. Note, 5.50%, 7/24/2020	559,340
970,000		Morgan Stanley, Sr. Unsecd. Note, 5.75%, 1/25/2021	1,097,614
2,010,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 6.625%, 4/1/2018	2,353,081
1,000,000		Morgan Stanley, Sub. Note, 4.10%, 5/22/2023	968,083
2,110,000		Murray Street Investment Trust I, Sr. Unsecd. Note, 4.647%, 3/9/2017	2,273,139
400,000		PNC Funding Corp., Sub. Note, 5.625%, 2/1/2017	444,172
1,500,000	[1,2]	PNC Preferred Funding LLC, Jr. Sub. Note, Series 144A, 1.893%, 3/29/2049	1,395,000
910,000	[1,2]	RBS Citizens Financial Group, Inc., Sub. Note, Series 144A, 4.15%, 9/28/2022	880,676
1,400,000	[1,2]	Santander US Debt SA Unipersonal, Bank Guarantee, Series 144A, 3.781%, 10/7/2015	1,443,240
250,000		Union Bank, N.A., Sr. Unsecd. Note, 2.625%, 9/26/2018	254,637
1,320,000		Wachovia Corp., Sr. Unsecd. Note, 5.75%, 2/1/2018	1,522,818
1,175,000		Westpac Banking Corp., Sr. Unsecd. Note, 4.875%, 11/19/2019	1,304,731
1,900,000		Wilmington Trust Corp., Sub. Note, 8.50%, 4/2/2018	2,248,454
		TOTAL	51,406,457
		Financial Institution - Brokerage—2.8%
500,000	[1,2]	CME Group Index Services LLC, Company Guarantee, Series 144A, 4.40%, 3/15/2018	539,863
170,000	[1,2]	Cantor Fitzgerald LP, Bond, Series 144A, 7.875%, 10/15/2019	179,350
370,000		Eaton Vance Corp., Sr. Unsecd. Note, 3.625%, 6/15/2023	354,620
96,000		Eaton Vance Corp., Sr. Unsecd. Note, 6.50%, 10/2/2017	109,014
350,000		Franklin Resources, Inc., Sr. Unsecd. Note, 4.625%, 5/20/2020	378,540
800,000		Janus Capital Group, Inc., Sr. Note, 6.70%, 6/15/2017	891,234
400,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.50%, 1/20/2043	396,714
2,835,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.875%, 4/15/2021	3,243,325
240,000		NASDAQ OMX Group, Inc., Sr. Unsecd. Note, 5.55%, 1/15/2020	260,415
690,000		Nuveen Investments, Inc., Sr. Unsecd. Note, 5.50%, 9/15/2015	696,900
90,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 4.25%, 4/15/2016	95,251
193,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 5.625%, 4/1/2024	202,542
240,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 8.60%, 8/15/2019	302,010
		TOTAL	7,649,778
		Financial Institution - Finance Noncaptive—6.2%
1,560,000		Discover Bank, Sr. Unsecd. Note, 2.00%, 2/21/2018	1,532,987
463,000		Discover Bank, Sub., Series BKNT, 8.70%, 11/18/2019	579,406
1,487,000		Discover Financial Services, Sr. Unsecd. Note, 3.85%, 11/21/2022	1,410,396
1,050,000		General Electric Capital Corp., Sr. Unsecd. Note, 2.90%, 1/9/2017	1,096,595
1,500,000		General Electric Capital Corp., Sr. Unsecd. Note, 4.625%, 1/7/2021	1,636,111
1,500,000		General Electric Capital Corp., Sr. Unsecd. Note, 4.65%, 10/17/2021	1,634,654
3,900,000		General Electric Capital Corp., Sr. Unsecd. Note, Series MTN, 3.10%, 1/9/2023	3,701,439
400,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	414,000
1,300,000		HSBC Finance Corp., Sr. Sub. Note, 6.676%, 1/15/2021	1,494,129
1,100,000	[1,2]	ILFC E-Capital Trust I, Floating Rate Note—Sr. Sub Note, Series 144A, 5.46%, 12/21/2065	1,017,500
1,000,000	[1,2]	Lukoil International Finance BV, Series 144A, 6.356%, 6/7/2017	1,122,500
960,000	[1,2]	Macquarie Group Ltd., Sr. Unsecd. Note, Series 144A, 6.00%, 1/14/2020	1,060,600
		TOTAL	16,700,317
		Financial Institution - Insurance - Life—5.8%
910,000	[1,2]	AXA Equitable Life Insurance Co., Sub., Series 144A, 7.70%, 12/1/2015	1,006,967
580,000		Aflac, Inc., Sr. Unsecd. Note, 6.90%, 12/17/2039	713,508
Annual Shareholder Report
9

Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - Insurance - Life—continued
$1,790,000		Aflac, Inc., Sr. Unsecd. Note, 8.50%, 5/15/2019	$2,287,566
800,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	795,654
230,000		American International Group, Inc., Sr. Unsecd. Note, 4.25%, 9/15/2014	235,831
1,000,000		American International Group, Inc., Sr. Unsecd. Note, 6.40%, 12/15/2020	1,182,164
500,000		Lincoln National Corp., Sr. Secd. Note, 8.75%, 7/1/2019	643,972
290,000		Lincoln National Corp., Sr. Unsecd. Note, 4.20%, 3/15/2022	295,607
1,270,000	[1,2]	Massachusetts Mutual Life Insurance Co., Sub. Note, Series 144A, 8.875%, 6/1/2039	1,820,339
2,300,000		MetLife, Inc., Sr. Unsecd. Note, 4.75%, 2/8/2021	2,486,539
350,000	[1,2]	Penn Mutual Life Insurance Co., Sr. Note, Series 144A, 7.625%, 6/15/2040	439,008
1,270,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.125%, 5/15/2023	1,179,022
310,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.30%, 9/15/2022	295,245
1,000,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 6.10%, 6/15/2017	1,138,784
700,000		SunAmerica, Inc., Deb., 8.125%, 4/28/2023	864,556
250,000	[1]	Union Central Life Insurance Co., Note, Series 144A, 8.20%, 11/1/2026	273,945
		TOTAL	15,658,707
		Financial Institution - Insurance - P&C—2.1%
330,000		CNA Financial Corp., 6.50%, 8/15/2016	371,340
660,000		CNA Financial Corp., Sr. Unsecd. Note, 5.75%, 8/15/2021	739,700
680,000		CNA Financial Corp., Sr. Unsecd. Note, 5.875%, 8/15/2020	775,801
1,180,000		Horace Mann Educators Corp., Sr. Note, 6.85%, 4/15/2016	1,283,225
1,000,000	[1,2]	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 8/15/2039	1,415,111
1,050,000	[1,2]	ZFS Finance USA Trust II, Jr. Sub. Note, Series 144A, 6.45%, 12/15/2065	1,128,750
		TOTAL	5,713,927
		Financial Institution - REITs—4.8%
450,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 4.60%, 4/1/2022	452,946
680,000		Boston Properties LP, Sr. Unsecd. Note, 3.80%, 2/1/2024	652,334
1,200,000		Boston Properties LP, Sr. Unsecd. Note, 5.875%, 10/15/2019	1,378,932
890,000		Equity One, Inc., Bond, 6.00%, 9/15/2017	996,961
1,700,000		HRPT Properties Trust, Sr. Unsecd. Note, 6.25%, 6/15/2017	1,824,411
960,000		Health Care REIT, Inc., Sr. Unsecd. Note, 6.125%, 4/15/2020	1,080,724
500,000		Healthcare Trust of America, 3.70%, 4/15/2023	460,883
810,000		Liberty Property LP, 6.625%, 10/1/2017	927,977
550,000		Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	506,830
163,000		ProLogis Inc., Sr. Unsecd. Note, 6.875%, 3/15/2020	192,112
750,000		ProLogis LP, Sr. Unsecd. Note, 3.35%, 2/1/2021	728,545
1,500,000		Realty Income Corp., Sr. Unsecd. Note, 6.75%, 8/15/2019	1,757,172
470,000		Regency Centers LP, Company Guarantee, 4.80%, 4/15/2021	491,976
340,000		Tanger Properties LP, Sr. Unsecd. Note, 3.875%, 12/1/2023	327,858
700,000		Tanger Properties LP, Sr. Unsecd. Note, 6.125%, 6/1/2020	802,462
300,000		UDR, Inc., Company Guarantee, 4.625%, 1/10/2022	308,363
		TOTAL	12,890,486
		Municipal Services—1.0%
895,000	[1,2]	Army Hawaii Family Housing, Series 144A, 5.524%, 6/15/2050	859,853
1,815,000	[1,2]	Camp Pendleton & Quantico Housing LLC, Series 144A, 5.572%, 10/1/2050	1,761,585
		TOTAL	2,621,438
		Sovereign—0.6%
560,000		Corp Andina De Fomento, Sr. Unsecd. Note, 3.75%, 1/15/2016	585,031
320,000		Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	318,003
510,000		Inter-American Development Bank, Series MTN, 6.75%, 7/15/2027	660,612
		TOTAL	1,563,646
Annual Shareholder Report
10

Principal Amount			Value
		CORPORATE BONDS—continued
		Technology—4.0%
$420,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 3.20%, 10/1/2022	$384,548
940,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 7/15/2023	891,256
400,000		Apple, Inc., Sr. Unsecd. Note, 1.00%, 5/3/2018	386,998
250,000		Apple, Inc., Sr. Unsecd. Note, 2.40%, 5/3/2023	224,885
1,200,000		BMC Software, Inc., 7.25%, 6/1/2018	1,218,000
430,000		Corning, Inc., Unsecd. Note, 4.75%, 3/15/2042	414,231
915,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.50%, 4/15/2023	834,324
1,370,000		Fiserv, Inc., Sr. Note, 6.80%, 11/20/2017	1,579,247
2,000,000		Hewlett-Packard Co., Sr. Unsecd. Note, 3.30%, 12/9/2016	2,094,560
670,000		Ingram Micro, Inc., Sr. Unsecd. Note, 5.00%, 8/10/2022	667,592
180,000		Juniper Networks, Inc., Sr. Unsecd. Note, 5.95%, 3/15/2041	177,752
285,000		SAIC, Inc., Company Guarantee, 5.95%, 12/1/2040	273,257
195,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	188,804
670,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.875%, 1/15/2019	709,863
500,000		Xerox Corp., Sr. Unsecd. Note, 2.95%, 3/15/2017	513,505
325,000		Xerox Corp., Sr. Unsecd. Note, 4.50%, 5/15/2021	334,612
		TOTAL	10,893,434
		Transportation - Airlines—1.0%
191,552		Continental Airlines, Inc., Equip. Trust, Series 991A, 6.545%, 2/2/2019	209,040
2,310,000		Southwest Airlines Co., Sr. Unsecd. Note, 5.125%, 3/1/2017	2,509,808
		TOTAL	2,718,848
		Transportation - Railroads—0.1%
117,702		Burlington Northern Santa Fe Corp., Pass Thru Cert., Series 99-2, 7.57%, 1/2/2021	137,617
300,000		Kansas City Southern de Mexico SA de CV, Sr. Unsecd. Note, 3.00%, 5/15/2023	272,757
		TOTAL	410,374
		Transportation - Services—1.8%
1,695,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., Series 144A, 6.375%, 10/15/2017	1,962,325
530,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, Series 144A, 5.625%, 3/15/2042	541,436
1,120,000	[1,2]	Penske Truck Leasing Co. LP & PTL Finance Corp., Series 144A, 3.75%, 5/11/2017	1,178,708
625,000		Ryder System, Inc., Sr. Unsecd. Note, 3.50%, 6/1/2017	654,225
425,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.45%, 11/15/2018	420,700
		TOTAL	4,757,394
		Utility - Electric—5.0%
880,000		American Electric Power Co., Inc., Sr. Unsecd. Note, Series F, 2.95%, 12/15/2022	814,104
1,306,307		Bruce Mansfield Unit 1 2, Pass Thru Cert., 6.85%, 6/1/2034	1,378,826
600,000	[1,2]	Enel Finance International SA, Company Guarantee, Series 144A, 3.875%, 10/7/2014	613,112
1,975,000		Entergy Louisiana LLC, 1st Mtg. Bond, 5.40%, 11/1/2024	2,197,332
550,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.25%, 6/15/2022	527,283
500,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 5.75%, 10/1/2041	479,035
220,000		FirstEnergy Solutions Corp., Company Guarantee, 6.05%, 8/15/2021	235,169
235,000		Great Plains Energy, Inc., Note, 4.85%, 6/1/2021	247,674
896,332	[1,2]	Great River Energy, 1st Mtg. Note, Series 144A, 5.829%, 7/1/2017	951,824
2,650,000		MidAmerican Energy Holdings Co., Sr. Unsecd. Note, 5.95%, 5/15/2037	2,900,393
190,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 4.20%, 6/15/2022	189,711
1,110,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.00%, 12/15/2036	1,051,399
235,000		PSEG Power LLC, Sr. Unsecd. Note, 2.45%, 11/15/2018	232,093
425,000		PSEG Power LLC, Sr. Unsecd. Note, 4.15%, 9/15/2021	431,386
230,000		TECO Finance, Inc., Company Guarantee, 5.15%, 3/15/2020	252,301
800,000		UIL Holdings Corp., Sr. Unsecd. Note, 4.625%, 10/1/2020	814,973
Annual Shareholder Report
11

Principal Amount			Value
		CORPORATE BONDS—continued
		Utility - Electric—continued
$96,991		Waterford 3 Funding Corp., 8.09%, 1/2/2017	$96,712
		TOTAL	13,413,327
		Utility - Natural Gas Distributor—0.7%
280,000	[1,2]	Florida Gas Transmission Co. LLC, Sr. Unsecd. Note, Series 144A, 5.45%, 7/15/2020	303,115
1,600,000		National Fuel Gas Co., Sr. Unsecd. Note, 3.75%, 3/1/2023	1,510,496
		TOTAL	1,813,611
		Utility - Natural Gas Pipelines—2.0%
1,000,000		Enbridge Energy Partners LP, Sr. Unsecd. Note, 4.20%, 9/15/2021	1,006,410
565,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.90%, 2/1/2024	573,773
1,600,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.30%, 9/15/2020	1,765,440
540,000	[1,2]	Texas Eastern Transmission LP, Sr. Unsecd. Note, Series 144A, 2.80%, 10/15/2022	483,034
1,110,000		Williams Partners LP, 5.25%, 3/15/2020	1,214,045
380,000		Williams Partners LP, Sr. Unsecd. Note, 4.125%, 11/15/2020	389,670
		TOTAL	5,432,372
		TOTAL CORPORATE BONDS (IDENTIFIED COST $248,539,947)	256,892,508
		MORTGAGE-BACKED SECURITIES—0.1%
		Federal Home Loan Mortgage Corporation—0.0%
2,054		Federal Home Loan Mortgage Corp., Pool C01051, 8.00%, 9/1/2030	2,387
		Federal National Mortgage Association—0.0%
291		Federal National Mortgage Association, Pool 50276, 9.50%, 2/1/2020	340
		Government National Mortgage Association—0.1%
5,002		Government National Mortgage Association, Pool 1512, 7.50%, 12/20/2023	5,811
6,476		Government National Mortgage Association, Pool 2630, 6.50%, 8/20/2028	7,399
8,257		Government National Mortgage Association, Pool 2631, 7.00%, 8/20/2028	9,627
12,475		Government National Mortgage Association, Pool 2658, 6.50%, 10/20/2028	14,255
17,416		Government National Mortgage Association, Pool 2701, 6.50%, 1/20/2029	19,907
1,506		Government National Mortgage Association, Pool 276337, 10.00%, 8/15/2019	1,757
12,350		Government National Mortgage Association, Pool 2796, 7.00%, 8/20/2029	14,428
3,866		Government National Mortgage Association, Pool 3039, 6.50%, 2/20/2031	4,433
8,162		Government National Mortgage Association, Pool 3040, 7.00%, 2/20/2031	9,563
25,374		Government National Mortgage Association, Pool 3188, 6.50%, 1/20/2032	29,064
22,136		Government National Mortgage Association, Pool 3239, 6.50%, 5/20/2032	25,310
45,741		Government National Mortgage Association, Pool 3261, 6.50%, 7/20/2032	52,313
1,819		Government National Mortgage Association, Pool 493514, 8.00%, 9/15/2030	2,155
6,065		Government National Mortgage Association, Pool 516688, 8.00%, 8/15/2029	7,318
		TOTAL	203,340
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $179,180)	206,067
		MUNICIPAL BOND—0.1%
		Municipal Services—0.1%
410,000		Chicago, IL, Taxable Project and Refunding Series 2012B GO Bonds, 5.432% Bonds, 1/1/2042 (IDENTIFIED COST $410,000)	345,819
		COLLATERALIZED MORTGAGE OBLIGATION—0.6%
		Commercial Mortgage—0.6%
1,500,000		TIAA Seasoned Commercial Mortgage Trust 2007-C4, Class AJ, 5.564%, 8/15/2039 (IDENTIFIED COST $1,488,320)	1,596,111
		FOREIGN GOVERNMENTS/AGENCIES—0.7%
		Sovereign—0.7%
225,000		Colombia, Government of, Sr. Unsecd. Note, 4.375%, 7/12/2021	232,312
900,000	[1,2]	Qatar, State of, Series 144A, 5.25%, 1/20/2020	1,005,750
Annual Shareholder Report
12

Principal Amount		Value
	FOREIGN GOVERNMENTS/AGENCIES—continued
	Sovereign—continued
$500,000	Sweden, Government of, 10.25%, 11/1/2015	$515,165
	TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $1,622,852)	1,753,227
	U.S. TREASURY—0.2%
	U.S. Treasury Note—0.2%
600,000	United States Treasury Note, 1.50%, 8/31/2018 (IDENTIFIED COST $601,691)	596,631
	REPURCHASE AGREEMENT—1.4%
3,852,000	Interest in $2,925,000,000 joint repurchase agreement 0.01%, dated 12/31/2013 under which Bank of America, N.A. will repurchase securities provided as collateral for $2,925,001,625 on 1/2/2014. The securities provided as collateral at the end of the period held with The Bank of New York Mellon, tri-party agent, were U.S. Government Agency securities with various maturities to 7/1/2042 and the market value of those underlying securities was $2,984,875,845. (AT COST)	3,852,000
	TOTAL INVESTMENTS—98.5% (IDENTIFIED COST $256,693,990)[3]	265,242,363
	OTHER ASSETS AND LIABILITIES - NET—1.5%[4]	3,940,936
	TOTAL NET ASSETS—100%	$269,183,299
At December 31, 2013, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
5U.S. Treasury Note 5-Year Long Futures	528	$62,997,000	March 2014	$(826,188)
5U.S. Treasury Long Bond Short Futures	275	$35,285,938	March 2014	$605,241
5U.S. Treasury Ultra Bond Short Futures	157	$21,391,250	March 2014	$251,842
5U.S. Treasury Note 2-Year Short Futures	100	$21,981,250	March 2014	$38,837
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$69,732
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2013, these restricted securities amounted to $56,447,411, which represented 21.0% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2013, these liquid restricted securities amounted to $55,092,856, which represented 20.5% of total net assets.
3	The cost of investments for federal tax purposes amounts to $256,694,218.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2013.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
13

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$256,892,508	$—	$256,892,508
Mortgage-Backed Securities	—	206,067	—	206,067
Municipal Bond	—	345,819	—	345,819
Collateralized Mortgage Obligations	—	1,596,111	—	1,596,111
Foreign Governments/Agencies	—	1,753,227	—	1,753,227
U.S. Treasury	—	596,631	—	596,631
Repurchase Agreement	—	3,852,000	—	3,852,000
TOTAL SECURITIES	$—	$265,242,363	$—	$265,242,363
OTHER FINANCIAL INSTRUMENTS*	$69,732	$—	$—	$69,732
*	Other financial instruments include futures contracts.
The following acronyms are used throughout this portfolio:
GO	—General Obligation
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.80	$11.21	$11.55	$11.20	$10.00
Income From Investment Operations:
Net investment income[1]	0.41	0.44	0.50	0.52	0.53
Net realized and unrealized gain (loss) on investments and futures contracts	(0.29)	0.62	(0.24)	0.40	1.37
TOTAL FROM INVESTMENT OPERATIONS	0.12	1.06	0.26	0.92	1.90
Less Distributions:
Distributions from net investment income	(0.49)	(0.47)	(0.60)	(0.57)	(0.70)
Net Asset Value, End of Period	$11.43	$11.80	$11.21	$11.55	$11.20
Total Return[2]	1.04%	9.72%	2.27%	8.50%	20.43%
Ratios to Average Net Assets:
Net expenses	0.73%	0.73%	0.70%	0.70%	0.70%
Net investment income	3.55%	3.86%	4.44%	4.61%	5.12%
Expense waiver/reimbursement[3]	0.06%	0.03%	0.06%	0.05%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$230,647	$255,527	$265,952	$214,644	$230,850
Portfolio turnover	23%	37%	35%	26%	32%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.75	$11.16	$11.50	$11.15	$9.95
Income From Investment Operations:
Net investment income[1]	0.38	0.41	0.48	0.49	0.50
Net realized and unrealized gain (loss) on investments and futures contracts	(0.29)	0.62	(0.25)	0.40	1.37
TOTAL FROM INVESTMENT OPERATIONS	0.09	1.03	0.23	0.89	1.87
Less Distributions:
Distributions from net investment income	(0.46)	(0.44)	(0.57)	(0.54)	(0.67)
Net Asset Value, End of Period	$11.38	$11.75	$11.16	$11.50	$11.15
Total Return[2]	0.75%	9.45%	1.99%	8.28%	20.15%
Ratios to Average Net Assets:
Net expenses	0.98%	0.98%	0.95%	0.95%	0.95%
Net investment income	3.29%	3.62%	4.21%	4.36%	4.86%
Expense waiver/reimbursement[3]	0.06%	0.03%	0.06%	0.05%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$38,536	$47,074	$52,191	$63,962	$69,338
Portfolio turnover	23%	37%	35%	26%	32%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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16

Statement of Assets and Liabilities
December 31, 2013
Assets:
Total investment in securities, at value (identified cost $256,693,990)		$265,242,363
Cash		426
Restricted cash (Note 2)		1,162,555
Income receivable		3,025,831
Receivable for shares sold		92,201
Receivable for daily variation margin		206,969
TOTAL ASSETS		269,730,345
Liabilities:
Payable for shares redeemed	$481,303
Payable for Directors'/Trustees' fees (Note 5)	434
Payable for auditing fees	22,500
Payable for portfolio accounting fees	18,726
Payable for distribution services fee (Note 5)	8,165
Accrued expenses (Note 5)	15,918
TOTAL LIABILITIES		547,046
Net assets for 23,566,870 shares outstanding		$269,183,299
Net Assets Consist of:
Paid-in capital		$252,242,916
Net unrealized appreciation of investments and futures contracts		8,618,105
Accumulated net realized loss on investments and futures contracts		(1,628,564)
Undistributed net investment income		9,950,842
TOTAL NET ASSETS		$269,183,299
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$230,647,226 ÷ 20,181,326 shares outstanding, no par value, unlimited shares authorized		$11.43
Service Shares:
$38,536,073 ÷ 3,385,544 shares outstanding, no par value, unlimited shares authorized		$11.38
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Operations
Year Ended December 31, 2013
Investment Income:
Interest (including income on securities loaned of $545)		$12,142,296
Expenses:
Investment adviser fee (Note 5)	$1,701,642
Administrative fee (Note 5)	221,327
Custodian fees	14,460
Transfer agent fee	28,441
Directors'/Trustees' fees (Note 5)	2,828
Auditing fees	24,000
Legal fees	8,664
Portfolio accounting fees	111,429
Distribution services fee (Note 5)	105,713
Printing and postage	143,202
Insurance premiums (Note 5)	4,545
Miscellaneous (Note 5)	4,691
TOTAL EXPENSES	2,370,942
Waiver of investment adviser fee (Note 5)	(181,002)
Net expenses		2,189,940
Net investment income		9,952,356
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments		2,072,337
Net realized gain on futures contracts		4,715,954
Net change in unrealized appreciation of investments		(13,871,329)
Net change in unrealized appreciation of futures contracts		(290,519)
Net realized and unrealized loss on investments and futures contracts		(7,373,557)
Change in net assets resulting from operations		$2,578,799
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Changes in Net Assets
Year Ended December 31	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,952,356	$12,017,902
Net realized gain on investments and futures contracts	6,788,291	6,016,556
Net change in unrealized appreciation/depreciation of investments and futures contracts	(14,161,848)	11,262,978
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,578,799	29,297,436
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(10,282,335)	(11,009,010)
Service Shares	(1,734,793)	(1,973,651)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,017,128)	(12,982,661)
Share Transactions:
Proceeds from sale of shares	18,658,426	25,374,669
Net asset value of shares issued to shareholders in payment of distributions declared	12,017,128	12,982,661
Cost of shares redeemed	(54,655,532)	(70,213,747)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(23,979,978)	(31,856,417)
Change in net assets	(33,418,307)	(15,541,642)
Net Assets:
Beginning of period	302,601,606	318,143,248
End of period (including undistributed net investment income of $9,950,842 and $12,015,614, respectively)	$269,183,299	$302,601,606
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Notes to Financial Statements
December 31, 2013
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which is an agreement between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Primary Shares and Service Shares may bear distribution services fees, unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2013, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2013, tax years 2010 through 2013 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report
21

Futures Contracts
The Fund purchases and sells financial futures contracts to manage yield curve and duration risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $39,838,505 and $75,532,837, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Securities Lending
The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
As of December 31, 2013, the Fund had no outstanding securities on loan.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at December 31, 2013, is as follows:
Security	Acquisition Date	Cost	Market Value
Football Trust V, Pass Thru Cert., Series 144A, 5.35%, 10/5/2020	3/24/2010	$1,000,000	$1,080,610
Union Central Life Insurance Co., Note, Series 144A, 8.20%, 11/1/2026	5/14/1999 – 9/29/1999	$248,411	$273,945
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin	$69,732*
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2013
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$4,715,954
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(290,519)
Annual Shareholder Report
22

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2013		2012
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	1,534,716	$17,581,313	2,062,356	$23,548,552
Shares issued to shareholders in payment of distributions declared	900,380	10,282,335	983,826	11,009,010
Shares redeemed	(3,902,619)	(44,745,518)	(5,125,697)	(58,695,488)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(1,467,523)	$(16,881,870)	(2,079,515)	$(24,137,926)
Year Ended December 31	2013		2012
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	95,171	$1,077,113	160,446	$1,826,117
Shares issued to shareholders in payment of distributions declared	152,308	1,734,793	176,692	1,973,651
Shares redeemed	(867,085)	(9,910,014)	(1,009,278)	(11,518,259)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(619,606)	$(7,098,108)	(672,140)	$(7,718,491)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(2,087,129)	$(23,979,978)	(2,751,655)	$(31,856,417)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2013 and 2012, was as follows:
	2013	2012
Ordinary income	$12,017,128	$12,982,661
As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$9,950,842
Net unrealized appreciation	$8,548,145
Capital loss carryforwards	$(1,558,604)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.
At December 31, 2013, the cost of investments for federal tax purposes was $256,694,218. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from futures contracts was $8,548,145. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $12,666,012 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,117,867.
At December 31, 2013, the Fund had a capital loss carryforward of $1,558,604 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2017	$1,558,604	NA	$1,558,604
The Fund used capital loss carryforwards of $6,498,000 to offset capital gains realized during the year ended December 31, 2013.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2013, the Adviser voluntarily waived $181,002 of its fee.
Annual Shareholder Report
23

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2013, the fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2013, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$105,713
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2013, FSC retained $146 of fees paid by the Fund. For the year ended December 31, 2013, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur the fee upon approval of the Trustees.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC and FAS) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.73% and 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2013, were as follows:
Purchases	$ 63,977,161
Sales	$ 38,854,032
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2013, there were no outstanding loans. During the year ended December 31, 2013, the Fund did not utilize the LOC.
Annual Shareholder Report
24

8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2013, there were no outstanding loans. During the year ended December 31, 2013, the program was not utilized.
Annual Shareholder Report
25

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the federated insurance series and shareholders of
Federated Quality bond fund II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Quality Bond Fund II (the “Fund”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to September 1, 2009 were audited by other independent registered public accountants whose report thereon dated October 20, 2009, expressed an unqualified opinion on those statements.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Quality Bond Fund II as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 14, 2014
Annual Shareholder Report
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,028.80	$3.73
Service Shares	$1,000	$1,027.10	$5.01
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.53	$3.72
Service Shares	$1,000	$1,020.27	$4.99
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:
Primary Shares	0.73%
Service Shares	0.98%
Annual Shareholder Report
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Shareholder Meeting Results (unaudited)
A Special Meeting of Shareholders of Federated Insurance Series (the “Trust”), of which the Fund is a portfolio, was held on October 28, 2013. On August 29, 2013, the record date for shareholders voting at the meeting, there were 314,271,313.125 total outstanding shares of the Trust.
The following item was considered by shareholders of the Trust and the results of their voting were as follows:
AGENDA ITEM
Proposal to elect certain Trustees of the Trust:1
Name	For	Withheld
John T. Collins	300,523,736.140	11,005,188.385
Maureen Lally-Green	300,308,651.177	11,220,273.348
Thomas M. O'Neill	300,886,250.634	10,642,673.891
P. Jerome Richey	300,662,760.971	10,866,163.554
1	The following Trustees continued their terms:
John F. Donahue, J. Christopher Donahue, Maureen Lally-Green (having been previously appointed by the Board), Peter E. Madden, Charles F. Mansfield, Jr., Thomas M. O'Neill (having been previously appointed by the Board), and John S. Walsh.
28

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
In Memoriam - John F. Cunningham, Independent Trustee
With deep sadness, Federated announces the passing of John F. Cunningham, who served as an independent member of the Board of the Federated Fund Family since 1999. Mr. Cunningham's savvy business acumen and incisive intellect made him a powerful force on the Federated Fund Board. He was an advocate for shareholders and a respected colleague within the Federated family. Mr. Cunningham enjoyed an outstanding career in technology, having served as President and in other Senior Executive positions with leading companies in the industry. Federated expresses gratitude to Mr. Cunningham for his fine contributions as a Board member, colleague and friend. He will be greatly missed.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: October 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
Annual Shareholder Report
30

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
31

Evaluation and Approval of Advisory Contract–May 2013
Federated Quality Bond Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2013 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
Annual Shareholder Report
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While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser, noting that the overall expense structure of the Fund, after waivers and expense reimbursements, was above the median of the relevant peer group, but the Board still was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expense borne by the Fund.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant, though not conclusive in judging the reasonableness of proposed fees.
For the periods covered by the Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in arbitrarily allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate can dramatically alter the resulting estimate of cost and/or profitability of a fund. The allocation information was considered in the analysis by the Board but was determined to be of limited use.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive. The Board agreed with this assessment.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these
Annual Shareholder Report
33

efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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34

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.Federatedinvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.Federatedinvestors.com/FundInformation.
Annual Shareholder Report
35

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Quality Bond Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916884
CUSIP 313916785
G00433-14 (2/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2013
Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2013 through December 31, 2013. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Fund for U.S. Government Securities II (the “Fund”), based on net asset value, for the 12-month reporting period ended December 31, 2013, was -2.05%. The Fund's custom benchmark (“Blended Index”),1 which consists of a 67%/33% blend of the Barclays Mortgage-Backed Securities Index and Barclays Government Index, returned -1.81% for the reporting period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the Fund's investment strategy focused on: (a) duration;2 (b) sector allocation; and (c) security selection. These were the most significant factors affecting the Fund's performance relative to the Blended Index.
MARKET OVERVIEW
Central bank policy remained extraordinarily accommodative during the reporting period with policy anchored by low rates and quantitative easing (QE). Asset prices rose with the support of economic recovery and accommodative monetary policy. In particular, domestic equity markets and home prices registered strong gains resulting in greater consumer confidence and spending. With gains in consumer wealth, steady employment growth and a declining unemployment rate, U.S. Treasury yields increased.
Across the globe, monetary policy entailed both low interest rates and QE programs. In the United States, the Federal Reserve's (the Fed) QE program purchased $85 billion of agency mortgage-backed securities (MBS) and Treasuries each month, increasing the balance sheet to over $4 trillion. Additionally, the federal funds rate was maintained in a range of 0.00% to 0.25%. By holding interest rates low, corporate and consumer debt service costs were reduced, and investor appetite for higher-yielding, non-government securities was robust. Easy monetary policy also acted as a counter to fiscal spending restraints and tax increases.
With the housing market recovery well underway and a marked decline in the unemployment rate to 6.7%, the Fed announced in December that QE purchases would be reduced at the start of 2014. Additional policy progress was made through a bipartisan agreement to avert government shutdowns for two years. The federal budget was stabilized through a reduction in sequestration mandated spending cuts to defense and domestic outlays. Growth in gross domestic product (GDP) gained momentum during the reporting period with a three-quarter average of 2.6% (fourth quarter 2013 GDP was unavailable at time of publication) compared with a 2% rate for 2012.
Generally speaking, spread sectors posted strong performance relative to Treasuries led by high yield and corporate debt. Commercial mortgages also performed well as the economic recovery supported higher valuations. Led by massive Fed purchases, residential agency MBS outperformed similar duration Treasuries, most notably for higher coupon MBS as lower coupons lagged. Agency debt narrowly outperformed as narrow yields provided small incremental income as compared to similar duration Treasury debt. Treasury yields increased led by longer maturities. Two- and ten-year yields spiked 13 and 127 basis points to 0.38% and 3.03%, respectively.3
DURATION
Portfolio interest rate sensitivity was consistently below that of the Blended Index based on an expectation for rising Treasury yields and lower bond prices. Performance was positively impacted by this strategy as interest rates increased during the reporting period. A portion of this beneficial strategy utilized derivatives, specifically Treasury futures.4 Treasury futures were sold as part of a policy which lowered the portfolio's effective duration relative to that of the Blended Index.
Sector Allocation
The Fund's allocations to government securities were below that of the Blended Index, notably Treasuries and agency MBS.5 In lieu of those, exposure to non-agency residential mortgages as well as commercial MBS (CMBS) was favored. Sector allocation proved favorable because, relative to similar duration Treasuries, these sectors outperformed by considerable margins.
SECURITY SELECTION
While the CMBS sector performed well overall, select portfolio holdings experienced spread widening. Specifically, some holdings of longer-duration, agency-issued multi-family CMBS debt ended the year with wider mortgage-to-Treasury yield spreads. Such wider spreads had a negative effect on Fund performance. Similarly, select non-agency residential MBS also experienced price declines due to wider spreads. Overall, security selection detracted from Fund performance.
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1

1	The Barclays Mortgage-Backed Securities Index and Barclays Government Index returned -1.41% and -2.60%, respectively. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests. Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
3	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
4	The Fund's use of derivative instruments involves risks different from, or possibly greater than the risks associated with investing directly in securities and other traditional instruments.
5	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The Average Annual Total Return table below shows returns averaged over the stated periods. The graph below illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities II from December 31, 2003 to December 31, 2013, compared to the Barclays Mortgage-Backed Securities Index (BMBS),2 the Barclays Government Index (BGI)3 and a blended index comprised of 67% Barclays Mortgage-Backed Securities Index and 33% Barclays Government Index (“Blended Index”).2,3
Average Annual Total Returns for the Period Ended 12/31/2013
1 Year	-2.05%
5 Years	3.37%
10 Years	3.72%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of December 31, 2013
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BMBS, BGI and Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The BGI is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. The index is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
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Portfolio of Investments Summary Table (unaudited)
At December 31, 2013, the Fund's portfolio composition1 was as follows:
Type of Investments	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	52.1%
U.S. Government Agency Commercial Mortgage-Backed Securities	17.6%
U.S. Treasury Securities	10.9%
Non-Agency Commercial Mortgage-Backed Securities	8.6%
Non-Agency Mortgage-Backed Securities	5.0%
U.S. Government Agency Securities	3.1%
Repurchase Agreements—Collateral[2]	10.8%
Repurchase Agreements	1.9%
Other Assets and Liabilities—Net[3]	(10.0)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Includes repurchase agreements purchased with cash collateral or proceeds received in securities lending and/or dollar-roll transactions, as well as cash held to cover payments on when-issued and delayed delivery transactions.
3	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
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4

Portfolio of Investments
December 31, 2013
Principal Amount			Value
		U.S. TREASURY—10.9%
		U.S. Treasury Bonds—1.2%
$2,000,000		3.750%, 8/15/2041	$1,941,836
370,000		7.500%, 11/15/2024	521,758
		TOTAL	2,463,594
		U.S. Treasury Notes—9.7%
5,000,000	[1]	0.250%, 1/31/2015	5,003,906
2,000,000		1.500%, 8/31/2018	1,988,770
3,500,000		2.000%, 2/15/2023	3,240,815
3,000,000		2.625%, 6/30/2014	3,037,222
5,500,000	[1]	3.125%, 5/15/2021	5,725,586
529,075		U.S. Treasury Inflation-Protected Note, 0.125%, 4/15/2016	543,258
		TOTAL	19,539,557
		TOTAL U.S. TREASURY (IDENTIFIED COST $22,092,452)	22,003,151
		GOVERNMENT AGENCIES—3.1%
		Federal Farm Credit System—0.6%
1,000,000		5.750%, 12/7/2028	1,190,106
		Federal Home Loan Bank System—0.7%
1,100,000		7.125%, 2/15/2030	1,439,772
		Federal Home Loan Mortgage Corporation—0.8%
1,500,000		5.625%, 11/23/2035	1,575,850
72,000		6.750%, 9/15/2029	94,776
		TOTAL	1,670,626
		Tennessee Valley Authority Bonds—1.0%
2,000,000		Tennessee Valley Authority, 4.650%, 6/15/2035	2,001,677
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $5,626,098)	6,302,181
		MORTGAGE-BACKED SECURITIES—52.1%
		Federal Home Loan Mortgage Corporation—20.5%
2,960,027		3.000%, 8/1/2043	2,805,781
6,485,764		3.500%, 4/1/2042 - 9/1/2043	6,436,192
6,752,179		4.000%, 12/1/2041 - 1/1/2042	6,939,427
8,787,126		4.500%, 6/1/2019 - 4/1/2041	9,302,787
5,106,990		5.000%, 7/1/2019 - 6/1/2040	5,497,865
6,094,438		5.500%, 12/1/2020 - 3/1/2040	6,671,284
1,951,942		6.000%, 1/1/2014 - 7/1/2037	2,150,497
281,308		6.500%, 6/1/2022 - 5/1/2031	314,561
789,727		7.000%, 12/1/2029 - 4/1/2032	915,123
88,691		7.500%, 9/1/2030 - 1/1/2031	104,344
10,971		8.500%, 5/1/2030	13,382
5,372		9.000%, 2/1/2025 - 5/1/2025	6,530
		TOTAL	41,157,773
		Federal National Mortgage Association—18.9%
11,193,373	[2]	4.000%, 2/1/2041 - 1/1/2044	11,532,211
9,781,198		4.500%, 12/1/2019 - 2/1/2042	10,378,114
8,449,625	[2]	5.000%, 7/1/2034 - 1/1/2044	9,177,871
2,010,694		5.500%, 11/1/2021 - 4/1/2036	2,209,595
3,622,182		6.000%, 5/1/2014 - 3/1/2038	3,987,805
Annual Shareholder Report
5

Principal Amount			Value
		MORTGAGE-BACKED SECURITIES—continued
		Federal National Mortgage Association—continued
$284,030		6.500%, 6/1/2029 - 11/1/2035	$318,938
318,066		7.000%, 3/1/2015 - 4/1/2032	365,878
14,719		7.500%, 8/1/2028 - 2/1/2030	17,199
14,578		8.000%, 7/1/2030	17,532
		TOTAL	38,005,143
		Government Agency—1.4%
2,901,021	[3,4]	FDIC Trust 2013-R2, Class A, 1.250%, 3/25/2033	2,828,014
		Government National Mortgage Association—11.3%
8,456,345		3.500%, 6/15/2042	8,532,651
7,183,935		4.500%, 6/20/2039 - 8/20/2040	7,685,006
1,078,633		5.000%, 7/15/2034	1,177,780
858,688		5.500%, 5/20/2035	949,454
3,143,023		6.000%, 4/15/2032 - 7/20/2038	3,509,775
740,952		6.500%, 12/15/2023 - 5/15/2032	849,498
30,947		7.500%, 10/15/2029 - 3/20/2030	36,722
3,076		8.000%, 4/15/2030	3,721
5,732		9.500%, 11/15/2016	6,020
		TOTAL	22,750,627
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $101,715,719)	104,741,557
		COLLATERALIZED MORTGAGE OBLIGATIONS—5.0%
		Non-Agency Mortgage-Backed Securities—5.0%
1,204,843		Countrywide Alternative Loan Trust 2003-J3, Class 1A3, 5.250%, 11/25/2033	1,210,557
1,199,565		Countrywide Home Loans 2007-14, Class A18, 6.000%, 9/25/2037	1,111,260
466,607		Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	406,826
1,249,697	[3,4]	Credit Suisse Mortgage Trust 2012-CIM2, Class A1, 3.000%, 6/25/2042	1,231,952
2,461,531	[3,4]	Credit Suisse Mortgage Trust 2013-IVR3, Class A2, 3.000%, 5/25/2043	2,241,224
412,582		First Horizon Alternative Mortgage Securities 2005-FA7, Class 2A1, 5.000%, 9/25/2020	407,587
86,492		Sequoia Mortgage Trust 2010-H1, Class A1, 3.750%, 2/25/2040	85,039
252,848		Sequoia Mortgage Trust 2011-1, Class A1, 4.125%, 2/25/2041	255,857
675,715		Sequoia Mortgage Trust 2011-2, Class A1, 3.900%, 9/25/2041	682,269
843,120		Sequoia Mortgage Trust 2012-1, Class 2A1, 3.474%, 1/25/2042	842,699
1,695,033		Structured Asset Securities Corp. 2005-17, Class 5A1, 5.500%, 10/25/2035	1,528,485
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $10,522,532)	10,003,755
		COMMERCIAL MORTGAGE-BACKED SECURITIES—26.2%
		Agency Commercial Mortgage-Backed Securities—17.6%
3,450,000		FHLMC REMIC K704 A2, 2.412%, 8/25/2018	3,520,731
4,000,000		FHLMC REMIC K703 A2, 2.699%, 5/25/2018	4,134,980
2,785,003		FHLMC REMIC K010 A1, 3.320%, 7/25/2020	2,955,829
3,941,109		FNMA REMIC 2013-M1 ASQ2, 1.074%, 11/25/2016	3,934,469
2,842,131		FNMA REMIC 2011-M7 A1, 2.049%, 9/25/2018	2,906,914
6,000,000		FNMA REMIC 2011-M7 A2, 2.578%, 9/25/2018	6,155,134
2,500,000	[3,4]	FREMF Mortgage Trust 2013-K25, 3.617%, 11/25/2045	2,294,069
2,750,000	[3,4]	FREMF Mortgage Trust 2013-K502, 2.842%, 3/25/2045	2,680,699
4,000,000	[3,4]	FREMF Mortgage Trust 2013-K713, 3.165%, 4/25/2046	3,737,098
3,134,894		NCUA Guaranteed Notes 2010-C1, 1.600%, 10/29/2020	3,146,160
		TOTAL	35,466,083
		Non-Agency Commercial Mortgage-Backed Securities—8.6%
2,518,054	[3,4]	Commercial Mortgage Pass-Through Certificates 2010-C1, Class A1, 3.156%, 7/10/2046	2,596,102
3,380,000		Commercial Mortgage Pass-Through Certificates 2012-LC4, Class A2, 2.256%, 12/10/2044	3,449,290
Annual Shareholder Report
6

Principal Amount			Value
		COMMERCIAL MORTGAGE-BACKED SECURITIES—continued
		Non-Agency Commercial Mortgage-Backed Securities—continued
$2,650,000	[3,4]	DBUBS Mortgage Trust 2011-LC2A, Class A2, 3.386%, 7/10/2044	$2,767,979
2,305,940	[3,4]	GS Mortgage Securities Corp. 2010-C2, Class A1, 3.849%, 12/10/2043	2,430,325
2,168,080	[3,4]	JPMorgan Chase Commercial Mortgage Securities 2010-C2, Class A1, 2.749%, 11/15/2043	2,220,526
2,100,000	[3,4]	JPMorgan Chase Commercial Mortgage Securities, 2011-C4, Class A2, 3.341%, 7/15/2046	2,190,344
1,500,000	[3,4]	WF-RBS Commercial Mortgage Trust 2011-C3, Class A2, 3.240%, 3/15/2044	1,562,958
		TOTAL	17,217,524
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $52,393,343)	52,683,607
		REPURCHASE AGREEMENTS—12.7%
3,917,000	[5]	Interest in $2,925,000,000 joint repurchase agreement 0.01%, dated 12/31/2013 under which Bank of America, N.A. will repurchase securities provided as collateral for $2,925,001,625 on 1/2/2014. The securities provided as collateral at the end of the period held with The Bank of New York Mellon, tri-party agent, were U.S. Government Agency securities with various maturities to 7/1/2042 and the market value of those underlying securities was $2,984,875,845.	3,917,000
10,997,000		Interest in $2,925,000,000 joint repurchase agreement 0.01%, dated 12/31/2013 under which Bank of America, N.A. will repurchase securities provided as collateral for $2,925,001,625 on 1/2/2014. The securities provided as collateral at the end of the period held with The Bank of New York Mellon, tri-party agent, were U.S. Government Agency securities with various maturities to 7/1/2042 and the market value of those underlying securities was $2,984,875,845 (purchased with proceeds from securities lending collateral).	10,997,000
10,658,000	[5,6]	Interest in $160,000,000 joint repurchase agreement 0.07%, dated 12/11/2013 under which RBC Capital Markets, LLC will repurchase securities provided as collateral for $160,010,267 on 1/13/2014. The securities provided as collateral at the end of the period held with The Bank of New York Mellon, tri-party agent, were U.S. Government Agency securities with various maturities to 11/1/2042 and the market value of those underlying securities was $163,206,982.	10,658,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	25,572,000
		TOTAL INVESTMENTS—110.0% (IDENTIFIED COST $217,922,144)[7]	221,306,251
		OTHER ASSETS AND LIABILITIES - NET—(10.0)%[8]	(20,189,569)
		TOTAL NET ASSETS—100%	$201,116,682
1	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
2	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.
3	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2013, these restricted securities amounted to $28,781,290, which represented 14.3% of total net assets.
4	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At December 31, 2013, these liquid restricted securities amounted to $28,781,290, which represented 14.3% of total net assets.
5	All or a portion of these securities are segregated pending settlement of dollar-roll transactions.
6	Although the repurchase date is more than seven days after the date of purchase, the Fund has the right to terminate the repurchase agreement at any time with seven days' notice.
7	The cost of investments for federal tax purposes amounts to $217,459,607.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance is the result of dollar-roll transactions and loans to unaffiliated qualified brokers for securities lending. The Fund receives cash from the broker as collateral for the loaned securities and reinvests the collateral in certain short-term securities such as repurchase agreements or money market mutual funds.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2013.
Annual Shareholder Report
7

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of December 31, 2013, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
FDIC	—Federal Deposit Insurance Corporation
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.55	$11.66	$11.50	$11.45	$11.45
Income From Investment Operations:
Net investment income	0.26[1]	0.30[1]	0.35[1]	0.37[1]	0.54
Net realized and unrealized gain (loss) on investments and futures contracts	(0.49)	0.03	0.29	0.20	0.03
TOTAL FROM INVESTMENT OPERATIONS	(0.23)	0.33	0.64	0.57	0.57
Less Distributions:
Distributions from net investment income	(0.37)	(0.44)	(0.48)	(0.52)	(0.57)
Net Asset Value, End of Period	$10.95	$11.55	$11.66	$11.50	$11.45
Total Return[2]	(2.05)%	2.98%	5.78%	5.17%	5.21%
Ratios to Average Net Assets:
Net expenses	0.76%	0.76%	0.74%	0.74%	0.74%
Net investment income	2.34%	2.60%	3.10%	3.25%	3.64%
Expense waiver/reimbursement[3]	0.03%	0.01%	0.02%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$201,117	$246,569	$281,306	$306,894	$342,705
Portfolio turnover	94%	127%	157%	138%	165%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	38%	31%	51%	41%	39%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Statement of Assets and Liabilities
December 31, 2013
Assets:
Investment in repurchase agreements	$25,572,000
Investment in securities	195,734,251
Total investment in securities, at value including $10,729,492 of securities loaned (identified cost $217,922,144)		$221,306,251
Cash		452
Income receivable		643,248
Receivable for shares sold		866,552
TOTAL ASSETS		222,816,503
Liabilities:
Payable for investments purchased	10,658,458
Payable for shares redeemed	20,518
Payable for collateral due to broker for securities lending	10,997,000
Payable for Directors'/Trustees' fees (Note 5)	432
Accrued expenses (Note 5)	23,413
TOTAL LIABILITIES		21,699,821
Net assets for 18,372,016 shares outstanding		$201,116,682
Net Assets Consist of:
Paid-in capital		$193,042,095
Net unrealized appreciation of investments		3,384,107
Accumulated net realized loss on investments and futures contracts		(1,070,179)
Undistributed net investment income		5,760,659
TOTAL NET ASSETS		$201,116,682
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$201,116,682 ÷ 18,372,016 shares outstanding, no par value, unlimited shares authorized		$10.95
See Notes which are an integral part of the Financial Statements
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10

Statement of Operations
Year Ended December 31, 2013
Investment Income:
Interest (including income on securities loaned of $759)		$6,920,432
Expenses:
Investment adviser fee (Note 5)	$1,335,751
Administrative fee (Note 5)	173,733
Custodian fees	20,760
Transfer agent fee	21,646
Directors'/Trustees' fees (Note 5)	1,976
Auditing fees	21,500
Legal fees	8,664
Portfolio accounting fees	106,614
Printing and postage	69,190
Insurance premiums (Note 5)	4,434
Miscellaneous (Note 5)	1,738
TOTAL EXPENSES	1,766,006
Waiver of investment adviser fee (Note 5)	(63,144)
Net expenses		1,702,862
Net investment income		5,217,570
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments		(880,922)
Net realized gain on futures contracts		286,270
Net change in unrealized appreciation of investments		(9,410,289)
Net change in unrealized appreciation of futures contracts		(13,559)
Net realized and unrealized loss on investments and futures contracts		(10,018,500)
Change in net assets resulting from operations		$(4,800,930)
See Notes which are an integral part of the Financial Statements
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11

Statement of Changes in Net Assets
Year Ended December 31	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,217,570	$6,801,030
Net realized gain (loss) on investments and futures contracts	(594,652)	137,914
Net change in unrealized appreciation/depreciation of investments and futures contracts	(9,423,848)	790,820
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(4,800,930)	7,729,764
Distributions to Shareholders:
Distributions from net investment income	(7,602,159)	(10,250,353)
Share Transactions:
Proceeds from sale of shares	11,793,872	20,715,587
Net asset value of shares issued to shareholders in payment of distributions declared	7,602,159	10,250,353
Cost of shares redeemed	(52,445,510)	(63,181,632)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(33,049,479)	(32,215,692)
Change in net assets	(45,452,568)	(34,736,281)
Net Assets:
Beginning of period	246,569,250	281,305,531
End of period (including undistributed net investment income of $5,760,659 and $7,601,577, respectively)	$201,116,682	$246,569,250
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Notes to Financial Statements
December 31, 2013
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or nonexchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser') and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform
Annual Shareholder Report
13

Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provides for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2013, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2013, tax years 2010 through 2013 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
At December 31, 2013, the Fund had no outstanding futures contracts.
The average notional value of short futures contracts held by the Fund throughout the period was $4,012,200. This is based on amounts held as of each month-end throughout the fiscal period.
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14

Securities Lending
The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of December 31, 2013, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$10,729,492	$10,997,000
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2013
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$286,270
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(13,559)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2013	2012
Shares sold	1,058,608	1,800,415
Shares issued to shareholders in payment of distributions declared	681,197	911,953
Shares redeemed	(4,718,128)	(5,488,209)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(2,978,323)	(2,775,841)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for dollar-roll transactions.
Annual Shareholder Report
15

For the year ended December 31, 2013, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$543,671	$(543,671)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2013 and 2012, was as follows:
	2013	2012
Ordinary income	$7,602,159	$10,250,353
As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$5,760,659
Net unrealized appreciation	$3,846,646
Capital loss carryforwards and deferrals	$(1,532,718)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for dollar-roll transactions.
At December 31, 2013, the cost of investments for federal tax purposes was $217,459,607. The net unrealized appreciation of investments for federal tax purposes was $3,846,644. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,132,329 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,285,685.
At December 31, 2013, the Fund had a capital loss carryforward of $1,468,047 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$1,174,731	$195,036	$1,369,767
2017	$98,280	NA	$98,280
As of December 31, 2013, for federal tax purposes, the Fund had $64,671 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2013, the Adviser voluntarily waived $63,144 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2013, the fee paid to FAS was 0.078% of average daily net assets of the Fund.
Annual Shareholder Report
16

Expense Limitation
The Adviser and certain of its affiliates (which may include FAS) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.76% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2014; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2013, were as follows:
Purchases	$19,155,147
Sales	$18,414,691
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of December 31, 2013, there were no outstanding loans. During the year ended December 31, 2013, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2013, there were no outstanding loans. During the year ended December 31, 2013, the program was not utilized.
Annual Shareholder Report
17

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES FUND II:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund for U.S. Government Securities Fund II (the “Fund”), as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities Fund II as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 14, 2014
Annual Shareholder Report
18

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period[1]
Actual	$1,000	$1,003.70	$3.84
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.37	$3.87
1	Expenses are equal to the Fund's annualized net expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
Annual Shareholder Report
19

Shareholder Meeting Results (unaudited)
A Special Meeting of Shareholders of Federated Insurance Series (the “Trust”), of which the Fund is a portfolio, was held on October 28, 2013. On August 29, 2013, the record date for shareholders voting at the meeting, there were 314,271,313.125 total outstanding shares of the Trust.
The following item was considered by shareholders of the Trust and the results of their voting were as follows:
AGENDA ITEM
Proposal to elect certain Trustees of the Trust:1
Name	For	Withheld
John T. Collins	300,523,736.140	11,005,188.385
Maureen Lally-Green	300,308,651.177	11,220,273.348
Thomas M. O'Neill	300,886,250.634	10,642,673.891
P. Jerome Richey	300,662,760.971	10,866,163.554
1	The following Trustees continued their terms:
John F. Donahue, J. Christopher Donahue, Maureen Lally-Green (having been previously appointed by the Board), Peter E. Madden, Charles F. Mansfield, Jr., Thomas M. O'Neill (having been previously appointed by the Board), and John S. Walsh.
20

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2013, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 42 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
In Memoriam - John F. Cunningham, Independent Trustee
With deep sadness, Federated announces the passing of John F. Cunningham, who served as an independent member of the Board of the Federated Fund Family since 1999. Mr. Cunningham's savvy business acumen and incisive intellect made him a powerful force on the Federated Fund Board. He was an advocate for shareholders and a respected colleague within the Federated family. Mr. Cunningham enjoyed an outstanding career in technology, having served as President and in other Senior Executive positions with leading companies in the industry. Federated expresses gratitude to Mr. Cunningham for his fine contributions as a Board member, colleague and friend. He will be greatly missed.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: October 1993	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Chairman Emeriti, Bentley University; Director, Sterling Suffolk Downs, Inc.; Former Director, National Association of Printers and Lithographers.
Previous Positions: Director and Audit Committee Member, Bank of America Corp.
Qualifications: Business management and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law; Superior Court of Pennsylvania (service began 1998 and ended July 2009).
Other Directorships Held: Director, Consol Energy (service started June 2013); Director, Auberle (service ended December 2013); Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh (service ended December 2013); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society (service ended December 2013); Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute (2013-present); Director, Cardinal Wuerl North Catholic High School (2013-present).
Previous Position: Professor of Law, Duquesne University School of Law, Pittsburgh (1983-1998).
Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: October 1993	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
P. Jerome Richey Birth Date: February 23, 1949 Trustee Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: Board Chairman, Epilepsy Foundation of Western Pennsylvania; Board Member, World Affairs Council of Pittsburgh.
Previous Positions: Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Qualifications: Business management, legal and director experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1993	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Family; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc.; President, Technology, Federated Services Company.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
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Evaluation and Approval of Advisory Contract–May 2013
Federated Fund for U.S. Government Securities II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2013 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent to which the Board members are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. Consistent with these judicial decisions, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
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While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser, noting that the overall expense structure of the Fund, after waivers and expense reimbursements, was above the median of the relevant peer group, but the Board still was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant, though not conclusive in judging the reasonableness of proposed fees.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in arbitrarily allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate can dramatically alter the resulting estimate of cost and/or profitability of a fund. The allocation information was considered in the analysis by the Board but was determined to be of limited use.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive. The Board agreed with this assessment.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these
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efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.Federatedinvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.Federatedinvestors.com/FundInformation.
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Fund for U.S. Government Securities II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916207
G00846-01 (2/14)
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $178,500

Fiscal year ended 2012 - $175,500

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $0

Fiscal year ended 2012 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $0

Fiscal year ended 2012 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2013 - $0

Fiscal year ended 2012 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2013 – 0%

Fiscal year ended 2012 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2013 – 0%

Fiscal year ended 2012 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2013 – 0%

Fiscal year ended 2012 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2013 - $10,400

Fiscal year ended 2012 - $18,075

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Insurance Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ John B. Fisher

John B. Fisher, Principal Executive Officer

Date February 12, 2014

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 12, 2014